UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Alexandria Real Estate Equities, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)1 and 0-11

April 14, 2023

Dear Stockholder:

You are cordially invited to attend the 2023 Annual Meeting of Stockholders of Alexandria Real Estate Equities, Inc., a Maryland corporation (the “Company,” ”Alexandria,” “our,” “we,” and “us”), to be held on Tuesday, May 16, 2023, at 11:00 a.m. Pacific Time, at 26 North Euclid Avenue, Pasadena, CA 91101 (the “2023 Annual Meeting”).

At the 2023 Annual Meeting, you will be asked to elect seven directors; vote upon, on a non-binding, advisory basis, a resolution to approve the compensation of the Company’s named executive officers; vote upon, on a non-binding, advisory basis, the frequency of future non-binding, advisory stockholder votes on the compensation of our named executive officers; and vote upon the ratification of the appointment by the Audit Committee of the Board of Directors of the Company (the “Board”) of Ernst & Young LLP as our independent registered public accountants for the fiscal year ending December 31, 2023. The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement (the “Proxy Statement”) describe these matters. We urge you to read this information carefully.

The Board unanimously believes that the election of its nominees as directors; approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers; approval, on a non-binding, advisory basis, of establishing “one year” as the preferred frequency of future non-binding, advisory stockholder votes on the compensation of our named executive officers; and ratification of the appointment of our independent registered public accountants are in the best interests of the Company and accordingly recommends a vote FOR the election of all the nominees as directors; FOR the approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers; for the approval, on a non-binding, advisory basis, of establishing “ONE YEAR” as the preferred frequency of future non-binding, advisory stockholder votes on the compensation of our named executive officers; and FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accountants.

In addition to the formal business to be transacted at the meeting, management will report on the progress of our business and respond to comments and questions of general interest to stockholders. You will find a summary of some of the key performance indicators and more detailed information in the Proxy Statement.

We sincerely hope that you will be able to attend and participate in the meeting. Whether or not you plan to attend the meeting, it is important that your shares be represented and voted. You may authorize a proxy to vote your shares by completing the accompanying proxy card or voting instruction form or by giving your proxy authorization via telephone or the Internet in accordance with the instructions on the accompanying proxy card or voting instruction form that you should receive from the bank, broker or other nominee that is the record holder for your shares.

BY COMPLETING AND RETURNING THE ACCOMPANYING PROXY CARD OR VOTING INSTRUCTION FORM OR BY AUTHORIZING A PROXY VIA TELEPHONE OR THE INTERNET, YOU AUTHORIZE THE PROXY HOLDERS TO REPRESENT YOU AT THE 2023 ANNUAL MEETING OF STOCKHOLDERS AND VOTE YOUR SHARES ACCORDING TO YOUR INSTRUCTIONS. SUBMITTING YOUR PROXY NOW WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE 2023 ANNUAL MEETING, BUT WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU ARE UNABLE TO ATTEND.

Sincerely,

Joel S. Marcus
Executive Chairman and Founder

2023 Proxy Statement	i

2022 ALEXANDRIA'S ACHIEVEMENT OF HISTORIC MILESTONES

Reflecting our best-in-class team's discipline and operational excellence

ALEXANDRIA'S OUTSTANDING LONG-TERM VALUE

Total Shareholder Return
From ARE's IPO on May 27, 1997[1] to December 31, 2022

ALEXANDRIA
1,673%
1,349%
Walmart
988%
Berkshire Hathaway
838%
Nasdaq
684%
MSCI
U.S. REIT Index
628%
Standard & Poor's 500
553%
Russell 2000
307%
Nareit 2

Sources: Bloomberg and S&P Global Market Intelligence. Assumes reinvestment of dividends.
1. Alexandria's IPO priced at $20.00 per share on May 27, 1997.
2. Represents the FTSE Nareit Equity Office Index.

2023 Proxy Statement	ii

ALEXANDRIA'S STRONG AND FLEXIBLE BALANCE SHEET WITH SIGNIFICANT LIQUIDITY AS OF DECEMBER 31, 2022

SIGNIFICANT LIQUIDITY

$5.3B

DEBT MATURITIES

NO DEBT MATURING PRIOR TO 2025

PERCENTAGE OF DEBT AT FIXED RATES

99.4%

NET DEBT AND PREFERRED STOCK TO ADJUSTED EBITDA[1]

5.1x

WEIGHTED-AVERAGE

REMAINING DEBT TERM

13.2

YEARS

INTEREST RATE

3.53%

1. Fourth quarter of 2022, annualized. Refer to "Net debt and preferred stock to Adjusted EBITDA" in the "Non-GAAP Measures and Definitions" under Item 7 of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2022, for the definitions and reconciliations from the most directly comparable financial measures presented in accordance with GAAP.

ALEXANDRIA'S IMPRESSIVE KEY BALANCE SHEET ACCOMPLISHMENTS IN 2022

- INCREASED LINE OF CREDIT CAPACITY TO $4.0B AND EXTENDED TERM
- ISSUED BONDS AGGREGATING $1.8B AT 3.28% FOR AVERAGE TERM OF 22 YEARS
- COMPLETED $2.2B OF DISPOSITIONS
- EXTENDED WEIGHTED-AVERAGE DEBT TERM TO 13.2 YEARS
- ACHIEVED LEVERAGE OF 5.1x[1], LOWEST RATIO IN COMPANY HISTORY

As of/for the year ended December 31, 2022.

1. Fourth quarter of 2022, annualized. Refer to "Net debt and preferred stock to Adjusted EBITDA" in the "Non-GAAP Measures and Definitions" under Item 7 of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2022, for the definitions and reconciliations from the most directly comparable financial measures presented in accordance with GAAP.

2023 Proxy Statement	iii

ALEXANDRIA'S CONTINUED OPERATIONAL EXCELLENCE DRIVES STRONG LEASING ACTIVITY IN 2022

Leasing volume of 8.4M RSF represents the second-highest annual leasing volume in Company history

3.3M
3.6M
2.8M
5.0M
3.4M
4.6M
4.7M
5.1M
4.4M
9.5M
8.4M
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
RSF of Leases Executed by Year

2ND HIGHEST

IN COMPANY HISTORY

ALEXANDRIA'S SOLID LEASING ACTIVITY CONTINUES TO SURPASS QUARTERLY AVERAGES

During fourth quarter of 2022, we completed 2.0 million RSF of leasing activity

1.3M RSF
10-Year Quarterly Average
1.1M RSF
5-Year Quarterly Average
0.7M
0.8M
0.8M
1.3M
0.6M
0.8M
0.9M
0.6M
1.0M
1.9M
1.0M
1.0M
0.4M
0.8M
0.7M
1.5M
1.3M
1.1M
0.8M
1.4M
1.5M
1.0M
0.7M
1.6M
1.2M
0.8M
1.2M
1.8M
0.7M
1.1M
1.2M
1.4M
1.7M
1.9M
1.8M
4.1M
2.5M
2.3M
1.7M
2.0M
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
RSF of Leases Executed by Quarter

2023 Proxy Statement	iv

ALEXANDRIA'S SOLID RENTAL RATE INCREASES CONTINUE IN 2022

Rental rate increases of 31.0% on lease renewals and re-leasing of space represent the fourth-highest rental rate increase in Company history

27.6%
25.1%
24.1%
32.2%
37.6%
37.9%
31.0%
2016
2017
2018
2019
2020
2021
2022
Rental Rate Growth

4TH HIGHEST
IN COMPANY HISTORY

ALEXANDRIA'S SOLID RENTAL RATE INCREASES (CASH BASIS) CONTINUE IN 2022

Rental rate increases of 22.1% (cash basis) on lease renewals and re-leasing of space represent the second-highest rental rate increase (cash basis) in Company history

12.0%
12.7%
14.1%
17.6%
18.3%
22.6%
22.1%
2016
2017
2018
2019
2020
2021
2022
Rental Rate Growth (Cash Basis)

2ND HIGHEST

IN COMPANY HISTORY

2023 Proxy Statement	v

ALEXANDRIA'S HISTORICALLY STRONG, CONSISTENT, AND INCREASING DIVIDENDS WITH A FOCUS ON RETAINING SIGNIFICANT CASH FLOWS FROM OPERATING ACTIVITIES AFTER DIVIDENDS FOR REINVESTMENT

$3.73
$4.00
$4.24
$4.48
$4.72
2018
2019
2020
2021
2022

Annual Common Stock Dividend Per Share

DIVIDEND YIELD

3.3% [1]

LAST 5 YEARS

6.5%

Average Annual Dividend Per-Share Growth

$1.6B

Cash Flows From Operating Activities After Dividends Retained for Reinvestment

1. Based on the closing price of our common stock as of December 31, 2022 of $145.67 and the common stock dividend declared for the three months ended December 31, 2022 of $1.21, annualized.

ALEXANDRIA CAPITALIZED ON STRONG VALUATIONS IN THE PRIVATE MARKET BY SOURCING SIGNIFICANT EQUITY-TYPE CAPITAL FOR REINVESTMENT IN 2022

Significant Realized Value and Strong Cap Rates

2022 REAL ESTATE DISPOSITIONS AND PARTIAL INTEREST SALES

$2.2 BILLION

SALES PRICE[1]

$1.2 BILLION

GAIN[2]

4.5% **4.4%**
(CASH)

CAP RATE[3]

1. Includes initial proceeds from our joint venture partners' contribution toward construction projects.
2. Represents the aggregate gain and consideration in excess of book value recognized on dispositions and partial interest sales, respectively.
3. Represents the weighted-average capitalization rates for stabilized operating assets.

2023 Proxy Statement	vi

DEMAND FOR ALEXANDRIA'S BRAND TRANSLATES INTO A HIGHLY LEASED PIPELINE AND NEAR-TERM NET OPERATING INCOME GROWTH

Alexandria's highly leased value-creation pipeline is expected to generate significant incremental net operating income through development and redevelopment of new Class A properties

Commercial St
ALEXANDRIA CENTER

VISIBILITY FOR FUTURE GROWTH IN ANNUAL INCREMENTAL NET OPERATING INCOME [1]

Commenced From 4Q22 Deliveries

$28M

497,755 RSF
83% Leased

Primarily Commencing 1Q23 Through 4Q25

$655M

7.6M RSF [2]
72% Leased

1. Refer to "Net operating income" in the "Non-GAAP Measures and Definitions" under Item 7 of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2022, for the reconciliation from the most directly comparable financial measure presented in accordance with GAAP.
2. As of December 31, 2022. Represents projects under construction aggregating 5.6 million RSF and seven near-term projects aggregating 2.0 million RSF expected to commence construction during the next four quarters.

COMMUNICATIONS AND REPORTING EXCELLENCE

FIFTH CONSECUTIVE AND SEVENTH OVERALL NAREIT CARE AWARD

2022
Nareit
SILVER AWARD
LARGE CAP EQUITY REIT
2015
2016
2018
2019
2020
2021
Nareit
GOLD AWARD
LARGE CAP EQUITY REIT

TOP 10%

Credit Rating Ranking Among All Publicly Traded U.S. REITs[1]

ARE

S&P 500

BBB+

Positive[1]

S&P Global Ratings

Baa1

Stable[1]

Moody's Investors Service

1. A credit rating is not a recommendation to buy, sell, or hold securities and may be subject to revision or withdrawal at any time. Top 10% ranking represents credit rating levels from Moody's Investors Service and S&P Global Ratings for publicly traded U.S. REITs, from Bloomberg Professional Services as of December 31, 2022.

2023 Proxy Statement	vii

2023 Proxy Statement	viii

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF ALEXANDRIA REAL ESTATE EQUITIES, INC.

Date and Time:	Tuesday, May 16, 2023, at 11:00 a.m. Pacific Time

Place:	26 North Euclid Avenue, Pasadena, CA 91101

Items of Business:
1.To consider and vote upon the election of seven directors from the following seven nominees to serve until the next annual meeting of stockholders of Alexandria Real Estate Equities, Inc., a Maryland corporation (the “Company”), and until their successors are duly elected and qualify: Joel S. Marcus, Steven R. Hash, Ambassador James P. Cain, Cynthia L. Feldmann, Maria C. Freire, PhD, Richard H. Klein, and Michael A. Woronoff.

2.To consider and vote upon, on a non-binding, advisory basis, a resolution to approve the compensation of the Company’s named executive officers, as described in the Proxy Statement for the 2023 Annual Meeting of Stockholders of the Company (the “2023 Annual Meeting”).

3.To consider and vote upon, on a non-binding, advisory basis, the frequency of future non-binding, advisory stockholder votes on the compensation of the Company’s named executive officers.

4.To consider and vote upon the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2023.

5.To transact such other business as may properly come before the 2023 Annual Meeting or any postponement or adjournment thereof.

Record Date:
The Board of Directors of the Company has set the close of business on March 31, 2023, as the record date for the determination of stockholders entitled to notice of and to vote at the 2023 Annual Meeting or any postponement or adjournment thereof.

By Order of the Board

Jackie B. Clem General Counsel and Secretary
Pasadena, California
April 14, 2023

2023 Proxy Statement	ix

2023 Proxy Statement	x

TABLE OF CONTENTS (continued)

2023 Proxy Statement	xi

TOTAL STOCKHOLDER RETURN(1)

ARE’s IPO on May 27, 1997 to December 31, 2022	Five Years Ended December 31, 2022

28.2%
MSCI US REIT Index 19.9%
Russell 2000 Index 22.4%
S&P 500 Index 56.9%
FTSE Nareit Equity Office Index (30.3%)
Proxy Peers (21.5%)
Alexandria

Five Years Ended December 31, 2022

Funds From Operations Per Share(2)	Net Asset Value Per Share(3)	Common Stock Dividends Per Share

$6.02
$6.60
$6.96
$7.30
$7.76
$8.42
40% Growth
2022 vs 2017
2017
2018
2019
2020
2021
2022

$127
$137
$151
$158
$196
$186
46% Growth
2022 vs 2017
2017
2018
2019
2020
2021
2022

$3.45
$3.73
$4.00
$4.24
$4.48
$4.72
37% Growth
2022 vs 2017
2017
2018
2019
2020
2021
2022

(1)Assumes reinvestment of dividends. Source: Bloomberg and S&P Global Market Intelligence.
(2)Represents funds from operations per share – diluted, as adjusted. For a definition and a reconciliation from the most directly comparable GAAP measure, see “Non-GAAP Measures and Definitions” under Item 7 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.
(3)Average net asset value estimates by Bank of America Merrill Lynch, Citigroup Global Markets Inc., Evercore ISI, Green Street, and J.P. Morgan Securities LLC.

2023 Proxy Statement	xii

ALEXANDRIA REAL ESTATE EQUITIES, INC.
PROXY STATEMENT for ANNUAL MEETING OF STOCKHOLDERS to be held on Tuesday, May 16, 2023

GENERAL INFORMATION

This Proxy Statement is provided to stockholders of Alexandria Real Estate Equities, Inc., a Maryland corporation (“Alexandria,” the “Company,” “our,” “we,” and “us”), to solicit proxies, on the form of proxy enclosed, for exercise at the 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) to be held on Tuesday, May 16, 2023, at 11:00 a.m. Pacific Time, at 26 North Euclid Avenue, Pasadena, CA 91101, or at any postponement or adjournment thereof. The Board of Directors of the Company (the “Board”) knows of no matters to come before the annual meeting other than those described in this Proxy Statement. This Proxy Statement and the enclosed proxy are first being mailed to stockholders on or about April 14, 2023.

At the 2023 Annual Meeting, stockholders will be asked:
1.To consider and vote upon the election of seven directors from the following seven nominees to serve until the Company’s next annual meeting of stockholders and until their successors are duly elected and qualify: Joel S. Marcus, Steven R. Hash, Ambassador James P. Cain, Cynthia L. Feldmann, Maria C. Freire, PhD, Richard H. Klein, and Michael A. Woronoff;
2.To consider and vote upon, on a non-binding, advisory basis, a resolution to approve the compensation of the Company’s named executive officers (our “NEOs”), as described in this Proxy Statement;
3.To consider and vote upon, on a non-binding, advisory basis, the frequency of future non-binding, advisory stockholder votes on the compensation of our NEOs;
4.To consider and vote upon the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2023; and
5.To transact such other business as may properly come before the 2023 Annual Meeting or any postponement or adjournment thereof.

Solicitation

This solicitation is made by mail by the Board. The Company will pay for the costs of the solicitation. Further solicitation of proxies may be made, including by mail, by telephone, by fax, in person, or by other means, by the directors, officers, or employees of the Company or our affiliates, none of whom will receive additional compensation for such solicitation. In addition, the Company has engaged Alliance Advisors, LLC, a firm specializing in proxy solicitation, to solicit proxies, and to assist in the distribution and collection of proxy materials, for an estimated fee of approximately $39,000. The Company will reimburse banks, brokerage firms, and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to their customers or principals that are beneficial owners of shares of the Company’s common stock, $0.01 par value per share (“Common Stock”).

Voting Procedures

Only holders of record of Common Stock as of the close of business on March 31, 2023, the record date for the 2023 Annual Meeting, will be entitled to notice of and to vote at the 2023 Annual Meeting. A total of 173,013,623 shares of Common Stock were outstanding as of the record date. Each share of Common Stock entitles its holder to one vote. Cumulative voting of shares of Common Stock is not permitted.
•The presence, in person or by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast at the 2023 Annual Meeting will be necessary to constitute a quorum to transact business at the meeting.
•Stockholders that instruct their proxy to “abstain” on a matter will be treated as present for purposes of determining the existence of a quorum.
•At the 2023 Annual Meeting, a nominee will be elected as a director only if such nominee receives the affirmative vote of a majority of the total votes with respect to his or her election (that is, the number of votes cast “for” the nominee must exceed the number of votes cast “against” the nominee).
•The affirmative vote of a majority of the votes cast will be required to (i) adopt, on a non-binding, advisory basis, a resolution to approve the compensation of our NEOs and (ii) ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accountants.
•Stockholders will be able to specify one of three frequencies for the non-binding, advisory stockholder vote on the frequency of future non-binding, advisory stockholder votes on the compensation of our NEOs: one year, two years, or three years. In order for any of the three alternative frequencies to be approved, it must receive a majority of the votes cast on this proposal. In the event that no option receives a majority of the votes cast, the Board will consider the option that receives the most votes to be the option selected by the stockholders. For purposes of this non-binding, advisory stockholder vote, abstentions and broker non-votes will have no effect on the result of the vote. This

2023 Proxy Statement	1

GENERAL INFORMATION (continued)
advisory vote on the frequency of future advisory stockholder votes on the compensation of our NEOs is non-binding on the Company, the Board, and the Compensation Committee of the Board (the “Compensation Committee”). Notwithstanding the recommendation of the Board and the outcome of the stockholder vote, the Board may in the future decide to conduct advisory votes on a more or less frequent basis than the frequency receiving the most votes cast by our stockholders.
•Abstentions do not count as votes cast on the election of directors; the adoption of the non-binding, advisory stockholder vote on the compensation of our NEOs; the adoption of the non-binding, advisory stockholder vote on the frequency of future non-binding, advisory stockholder votes on the compensation of our NEOs; or the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accountants and will have no effect on the outcome of those proposals.
•Broker non-votes (proxies that are uninstructed on one or more proposals and are submitted by banks, brokers, or other nominees that lack discretionary authority to vote on a proposal, under applicable securities exchange rules, absent instructions from the beneficial owner of the shares of stock) will have no effect on the election of directors, the non-binding, advisory stockholder votes on the compensation of our NEOs, the non-binding, advisory stockholder vote on the frequency of future non-binding, advisory stockholder votes on the compensation of our NEOs, or the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accountants.

If a stockholder holds shares of Common Stock of record in the stockholder’s own name, as registered on our stock transfer books, the stockholder’s shares of Common Stock represented by a properly executed proxy on the form enclosed, or authorized via telephone or the Internet in accordance with instructions on such form, and that are timely received by the Secretary of the Company and not revoked, will be voted as instructed on the proxy. If no instruction is made on a properly authorized and returned proxy, the shares represented thereby will be voted FOR the election of each of the seven nominees for director named in this Proxy Statement; FOR the approval, on a non-binding, advisory basis, of the compensation of our NEOs; for “ONE YEAR” regarding the approval, on a non-binding, advisory basis, of the preferred frequency of future non-binding, advisory stockholder votes on the compensation of the Company’s NEOs; and FOR the ratification of the appointment of Ernst & Young LLP as the independent registered public accountants of the Company. If any other matters properly come before the 2023 Annual Meeting, the enclosed proxy confers discretionary authority on the persons named as proxies to vote the shares represented by the proxy at their discretion.

If a stockholder holds shares of Common Stock in “street name” (that is, through a broker or other nominee), the stockholder’s broker or nominee may not vote the stockholder’s shares unless the stockholder provides instructions to the broker or nominee on how to vote the stockholder’s shares. Stockholders should instruct their broker or nominee how to vote their shares by following the directions provided by the broker or nominee on its voting instruction form, which the stockholder should have received with these materials.

Revocability of Proxies

Stockholders may revoke a proxy at any time before the proxy is exercised. Stockholders of record as of the close of the business on the record date may revoke a proxy by filing a notice of revocation of the proxy with the Secretary of the Company, by filing a later-dated proxy with the Secretary of the Company, by authorizing a later proxy via telephone or the Internet in accordance with the instructions on the enclosed form of proxy, or by voting in person at the 2023 Annual Meeting. Stockholders that own shares of Common Stock beneficially (in street name) through a bank, broker, or other nominee should follow the voting instruction form provided by their bank, broker, or other nominee to change their voting instructions.

No Dissenters’ or Appraisal Rights

No dissenters’ or appraisal rights are available with respect to any of the proposals being submitted to stockholders for their consideration at the 2023 Annual Meeting.

Forward-Looking Statements

Certain information and statements in this Proxy Statement, including, without limitation, statements containing the words “forecast,” “guidance,” “goals,” “projects,” “estimates,” “anticipates,” “believes,” “expects,” “intends,” “may,” “plans,” “seeks,” “should,” “potential,” “targets,” “aims,” or “will,” or the negative of these words or similar words, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements in this Proxy Statement include, without limitation, statements regarding our future growth and capital plans; our environmental, social, and governance initiatives, policies, practices, and performance; our sustainability goals; and performance goals of our NEOs to the extent such goals are premised on future performance or events. Forward-looking statements involve inherent risks and uncertainties regarding events, conditions, and financial trends that may affect our future plans of operations, business strategy, sustainability goals, results of operations, and financial position. A number of factors could cause actual results to differ materially from those included within or contemplated by the forward-looking statements herein, including, without limitation, the risks and uncertainties described under “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022. We do not undertake any responsibility to update any of these factors or to announce publicly any revisions to forward-looking statements, whether as a result of new information, future events, or otherwise.

2023 Proxy Statement	2

PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement. As this is only a summary, please read the entire Proxy Statement carefully before voting or authorizing your proxy to vote for you. This Proxy Statement and the enclosed form of proxy are first being mailed to stockholders of the Company on or about April 14, 2023.

2023 Annual Meeting of Stockholders

Date and Time:    Tuesday, May 16, 2023, at 11:00 a.m. Pacific Time

Place:    26 North Euclid Avenue, Pasadena, CA 91101

Voting:    Only holders of record of Common Stock as of the close of business on March 31, 2023, the record date, are entitled to notice of and to vote at the 2023 Annual Meeting. Each share of Common Stock entitles its holder to one vote.

Proposals and Board Recommendations

Proposal	Board Recommendation	For More Information
1.Election of directors	“FOR” all nominees	Page 36
2.Approval, on a non-binding, advisory basis, of the compensation of the Company’s NEOs	“FOR”	Page 50
3.Approval, on a non-binding, advisory basis, of the frequency of future non-binding, advisory stockholder votes on the compensation of the Company’s NEOs	“ONE YEAR”	Page 116
4.Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2023	“FOR”	Page 117

How to Cast Your Vote

You may vote or authorize your proxy by any of the following methods:

Internet	Mail
until 11:59 p.m. Eastern Time on May 15, 2023	Sign, date, and mail your proxy card or voting instruction form in the envelope provided as soon as possible. It must be received no later than May 15, 2023.
Beneficial Owners www.proxyvote.com
Registered Stockholders www.voteproxy.com

Phone	In Person
until 11:59 p.m. Eastern Time on May 15, 2023
Beneficial Owners
Admission is based on proof of ownership, such as a recent brokerage statement; voting in person requires a valid “legal proxy” signed by the holder of record.

Registered Stockholders
Attend and vote your shares in person.

Beneficial Owners 800-454-8683
Registered Stockholders 800-776-9437

2023 Proxy Statement	3

PROXY STATEMENT SUMMARY (continued)
Business Overview

Nearly 30 years ago, Alexandria’s Executive Chairman and Founder, Joel S. Marcus, led the formation, financing, development, personnel recruitment, and operations of a new mission-driven real estate company. Founded in 1994 as a garage startup with $19 million in Series A capital and a bold vision to support and drive forward the mission-critical life science industry, Alexandria invented and pioneered the life science real estate niche to develop and operate the highly complex infrastructure needed to catalyze innovation and improve human health. Alexandria has built a stellar reputation of delivering world-class, sophisticated laboratory facilities to transformative life science companies and has cultivated trusted, strategic relationships with an industry-leading, high-quality client base of approximately 1,000 tenants. Today, Alexandria remains the preeminent and longest-tenured owner, operator, and developer uniquely focused on collaborative life science, agricultural technology (“agtech”), and technology campuses in AAA innovation cluster locations, including Greater Boston, the San Francisco Bay Area, New York City, San Diego, Seattle, Maryland, and the Research Triangle.

As of December 31, 2022, Alexandria has a total market capitalization of $35.0 billion and an asset base in North America of 74.6 million square feet (“SF”), which includes 41.8 million rentable square feet (“RSF”) of operating properties, 5.6 million RSF of Class A properties undergoing construction, 9.9 million RSF of near-term and intermediate-term development and redevelopment projects, and 17.3 million SF of future development projects. In May 2022, the Company celebrated 25 years as a New York Stock Exchange (“NYSE”) listed company.

Our primary business objective is to maximize long-term asset value and stockholder returns based on a multifaceted platform of internal and external growth. Since the Company’s inception, Alexandria has focused our strategy on developing and implementing our unique and successful business model and has generated long-term value and growth in net asset value while also making a positive and lasting impact on society. Alexandria has continued to enhance our exceptional credit profile and as of December 31, 2022 has a corporate credit rating of BBB+/Positive by S&P Global Ratings and Baa1/Stable by Moody’s Investors Service, which ranks in the top 10% among all publicly traded U.S. real estate investment trusts (“REITs”). Alexandria is in the top 10% among all publicly traded U.S. REITs by total equity capitalization as of December 31, 2022.

The Company’s extraordinary growth was accelerated through the execution of our visionary ecosystem-building and cluster development strategy as applied to the life science industry. Utilizing Harvard Business Professor Michael E. Porter’s cluster theory as the basis for our proven cluster model, we were first to identify the four critical components to create a successful life science cluster: location, innovation, talent, and capital. We also intentionally evolved our original focus on single assets to urban cluster campuses and then to today’s differentiated mega campuses. Our world-class mega campuses consist of approximately 1 million RSF or more and provide a superior set of amenities, services, and transit that offer our tenants valuable strategic optionality and increase their ability to attract and retain top talent. Our mega campuses also generate premium rental rates relative to single assets. Our strategy for producing long-term, sustainable stockholder value has been developed over nearly three decades by management in collaboration with the Board. Alexandria’s highly experienced management team and the Board work together to develop, implement, monitor, and, as necessary, adjust our strategy and measure our progress toward achieving it.

Fully Integrated Team Driving Long-Term Value Through Our Differentiated and Mission-Driven Business Model

At Alexandria, our people are our most important asset. We are profoundly grateful for the Alexandria team, whose passion, commitment, and operational excellence have directly contributed to Alexandria’s strong and sustained performance. Alexandria’s highly experienced and fully integrated team has expertise across a range of functions, including real estate, leasing and asset management, construction and development, laboratory operations, accounting and finance, venture investing, strategic programming, sustainability, philanthropy, legal matters, communications, design, and information technology.

As a mission-driven company, we are deeply committed to catalyzing life-changing innovation and leading positive change to benefit human health, our local communities, and the world. We differentiate ourselves by having a deep-rooted passion for our mission, a pioneering spirit to continually innovate, and a disciplined approach that delivers financial consistency and stability for our investors. We believe that accomplishing meaningful endeavors drives extraordinary growth, and we remain highly focused on fulfilling our important mission and executing our multifaceted business model, both of which continue to distinguish us from other REITs, provide us with a significant competitive advantage, and give us confidence for the future.

Alexandria’s differentiated business has always been about more than real estate, and our mission — to create and grow life science ecosystems and clusters that ignite and accelerate the world’s leading innovators in their noble pursuit to advance human health by curing disease and improving nutrition — drives everything we do. It has shaped our pioneering, impactful, and enduring business, which we have built on the foundation of our four strategic and integrated verticals of real estate, venture investments, corporate responsibility, and thought leadership. We leverage our deep engagement across each of our four key verticals to foster vibrant ecosystems that accelerate the translation of scientific discoveries into new treatments and cures that aim to improve and save people’s lives.

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OUR STRATEGIC & INTEGRATED VERTICALS

ALEXANDRIA CENTER

MISSION-CRITICAL REAL ESTATE

Alexandria is the preeminent owner, operator, and developer of collaborative life science, agtech, and technology campuses in the top innovation cluster locations in North America. With a core focus on life science real estate, we have a nearly three-decade track record of creating dynamic and vibrant environments that enhance our tenants' ability to successfully recruit and retain world-class talent and that inspire their productivity, efficiency, creativity, and success, accommodating their immediate need for space and providing a path for their growth. We believe these advantages result in higher occupancy levels, longer lease terms, higher rental income, higher returns, and greater long-term asset value.

STRATEGIC VENTURE INVESTMENTS

Since its inception in 1996, Alexandria Venture Investments® has invested in disruptive life science companies as well as promising agrifoodtech, climate innovation, and technology companies that are advancing transformative new modalities and platforms to meaningfully improve human health. Our venture activity provides deep insights into key macro life science industry and innovation trends; builds and nurtures strong relationships with entrepreneurs and investors; and further enhances the high-quality tenant base we have diligently cultivated over many years.

PURPOSEFUL CORPORATE RESPONSIBILITY

ESG is core to our DNA. Our mission-driven company is dedicated to making a positive and lasting impact on the world, and our ESG efforts focus on developing and operating efficient and healthy buildings, mitigating greenhouse gas emissions and climate risk, and advancing human health and nutrition. We also support the health and vitality of the communities where we live and work by pioneering and implementing solutions to address pressing societal issues, as identified in our social responsibility pillars. *(Refer to the next section in this Proxy Statement for more information.)*

ALEXANDRIA Summit®

IMPACTFUL THOUGHT LEADERSHIP

Alexandria coalesces our world-class life science and healthcare network for unique programs to foster impactful collaborations and drive innovation across our ecosystems. The Alexandria Summit®, founded in 2011, is a highly collaborative neutral platform that convenes our network to engage in insightful discussions and stimulate new approaches to the most important issues facing human health. Leveraging the Alexandria Summit's collective voice, we contribute solutions that help drive the discovery and development of novel cost-effective therapies; impact policy to accelerate innovation that saves lives and manages and cures disease; and address the urgent need to transform our healthcare system.

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ALEXANDRIA'S SOCIAL RESPONSIBILITY PILLARS

Alexandria is deeply committed to making a distinctive impact through our eight social responsibility pillars to address some of today's most urgent and widespread societal challenges.

1

Accelerating medical innovation to save lives

2

Harnessing agtech to combat hunger and improve nutrition

3

Supporting our military, our veterans, and their families

4

Revolutionizing addiction treatment

5

Building principled leaders through education

6

7

8

Prioritizing the mental health crisis

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Overview of Our Environmental, Social, and Governance (“ESG”) Leadership

ESG IS CORE TO OUR DNA

ALEXANDRIA'S SUSTAINABILITY MISSION

ESG STRATEGY

ENVIRONMENTAL
Mitigating greenhouse gas emissions, advancing climate resilience, and designing and operating high-performance laboratory buildings

SOCIAL
Catalyzing the health, wellness, safety, and productivity of our tenants, employees, communities, and the world at large

As a mission-driven company, our ESG platform is core to our DNA. At Alexandria, we believe that doing well in our business and doing good for society are inherently linked endeavors. This belief shapes every aspect of our multifaceted business platform and supports our industry-leading corporate responsibility efforts. For us, ESG is about much more than meeting target metrics — it is critical to fulfilling our mission to advance human health and improve nutrition. It remains our goal to mitigate greenhouse gas (“GHG”) emissions, advance climate resilience, and design and operate high-performance, sustainable laboratory buildings. We continue to catalyze the health and vitality of the communities where we live and work, and we are passionate about creating and implementing impactful solutions to society’s most pressing challenges to contribute to a healthier, more sustainable, and more productive society. Our longstanding efforts have benefited our tenants, employees, and communities, as well as preserved and enhanced value for our stockholders over the long term.

Our deep commitment to integrating ESG considerations into our strategy and operations continues to earn us broad external recognition. See page 12 for a selection of awards and recognition Alexandria has received in recent years. Among our ESG highlights, we remain particularly proud of our focus on implementing innovative solutions to minimize fossil fuel use in our state-of-the-art laboratory development projects, including at 325 Binney Street — designed to be the most sustainable laboratory building in Cambridge and selected by our longtime tenant and venture investment company Moderna, Inc. (“Moderna”) for its future headquarters and core research and development (“R&D”) facility — and 751 Gateway Boulevard — designed to be the first all-electric laboratory building in South San Francisco and selected by our longtime tenant Genentech, a member of the Roche group, as a new R&D center. The tangible impact of our ESG endeavors is also highlighted in our leadership in pioneering OneFifteen, a novel, data-driven comprehensive model providing a full continuum of care to support the full and sustained recovery of people living with addiction. We are dedicated to continually enhancing our social responsibility initiatives, and we are increasingly focused on doing our part to address the mental health and addiction crisis.

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During 2022, we received multiple noteworthy achievements in the Global Real Estate Sustainability Benchmark (“GRESB”) Real Estate Assessment — the leading global ESG benchmark for the real estate industry. We were recognized by GRESB as a Regional and Global Sector Leader in the Science & Technology sector for outstanding ESG integration in our value-creation development projects; we ranked #2 in the Diversified Listed sector for our mission-critical operating assets; and we received our fifth consecutive “A” disclosure score for transparency around our practices and performance. With these latest GRESB honors, Alexandria has earned “Green Star” recognitions in the operating asset benchmark for six consecutive years and in the development benchmark for three consecutive years since its 2020 launch.

We ranked #5 in Barron’s publication of the “10 Real Estate Companies That Are Both Greener and More Profitable” on February 19, 2022. In addition, we were recognized as a Climate Leader by the Sponsors of Mass Save®, a collaborative of the energy utilities and energy efficiency service providers in Massachusetts. Alexandria was the only real estate company to be selected in the inaugural group of honorees. Further, we are increasing the percentage of renewable electricity to be used by our asset base beginning in 2024 as a result of a new large-scale solar power purchase agreement that we executed in our Greater Boston region.

As a testament to our comprehensive and rigorous approach to protecting the health, wellness, and safety of our building occupants, we achieved a Fitwel® Viral Response Certification with Distinction, the highest designation within the Viral Response Module, for the third consecutive year. The evidence-based, third-party certification was developed by Fitwel, the world’s leading certification system committed to healthier buildings and workplace environments. We continue to pursue Fitwel and WELL® healthy building certifications, which recognize industry-leading approaches to the health, wellness, and productivity of our employees and tenants in the workplace.

In 2022, we earned our fifth consecutive and seventh overall Nareit Investor CARE Award in the Large Cap Equity REIT category for superior communications and reporting. This distinction, which represents the most Nareit Investor CARE Gold Awards earned by any equity REIT, is directly attributed to our world-class team’s operational excellence in upholding the highest levels of transparency, integrity, and accountability to our stockholders.

In the following sections, we provide some additional background on our ESG-related efforts. For more information, please see our annual ESG Report, which is available at www.are.com/esg.html. Our most recent ESG Report obtained third-party limited assurance from DNV Business Assurance USA, Inc. (“DNV”) and was developed in accordance with the Core option of the Standards of the Global Reporting Initiative (“GRI”).

While we are proud of our achievements and actions to date, we recognize that it is vital to continue aiming for higher levels of sustainability and ESG performance. We strive to make continuous improvements to our ESG platform and to partner with our tenants to help them realize their ESG goals and priorities, in each case to expand our trusted relationships, drive long-term progress, and make a positive and meaningful impact on our society. We are guided by our culture of idea meritocracy, mutual respect, diversity, humility, transparency, and teamwork, and we are profoundly grateful to be a leader and trusted partner within the life science industry. Alexandria’s enduring business success reflects our team’s shared passion for, and execution of, our pioneering ESG initiatives. In addition to enabling the discovery and development of life-improving and lifesaving treatments and cures that are key to solving current and future healthcare challenges, we are working to revitalize and support our communities, empower the next generation of innovators, and, ultimately, contribute to a more sustainable and productive society.

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Climate Change and Environmental Sustainability

Board of Directors and Leadership Oversight

As disclosed in the Audit Committee Charter and in the Environmental Sustainability Policy, the Audit Committee of the Board oversees the management of the Company’s financial and other systemic risks, including those related to climate change and sustainability. At a management level, Alexandria’s Sustainability Committee, which comprises members of the executive team and senior decision makers spanning the Company’s real estate development, asset management, risk management, and sustainability teams, leads the development and execution of our approach to sustainability and climate-related risk.

The Company’s Environmental Sustainability Policy applies to all operations of the Company and our direct and indirect subsidiaries, regardless of geographic location. As documented in the Company’s Vendor Code of Conduct, we also expect our vendors, service providers, contractors, and consultants, as well as their employees, agents, and subcontractors, to embrace our commitment to ethical, environmental, and social standards across the Company’s supply chain.

The Audit Committee Charter, the Environmental Sustainability Policy, and the Vendor Code of Conduct are available at www.are.com/esg.html.

Proactively Managing and Mitigating Climate Risk

Alexandria’s approach to climate readiness focuses on physical and transition risks and is aligned with guidelines issued by the Task Force on Climate-related Financial Disclosures (“TCFD”), which we have endorsed since 2018. The resilience of our properties under a changing climate is paramount both for our business and our tenants’ mission-critical research, development, manufacturing, and commercialization efforts. To this end, we have initiated a process to assess both potential physical risks to our properties and potential pathways to mitigate and adapt to climate change. We are also preparing for the transition to a low-carbon economy and continue to advance our approach to decarbonization to align with our tenants’ strategic sustainability goals and anticipate evolving regulations.

Assessing and Mitigating Physical Risk to Our Properties

We consider two climate change scenarios for each of the years 2030 and 2050 when evaluating physical risk to our properties: (1) a business-as-usual scenario in which GHG emissions continue to increase with time (Representative Concentration Pathway (“RCP”) 8.5); and (2) a mitigation scenario in which GHG emissions level off by the year 2050 and decline thereafter (RCP 4.5). For a conservative evaluation of potential risk at the asset level, we use the RCP 8.5 scenario, which has greater climate hazard impacts than RCP 4.5. These climate change assessments covering both acute and chronic risks will enable us to assess preparedness for climate-related risks across the life cycle of our real estate assets.

For our property acquisitions, our risk management and sustainability teams will conduct climate change evaluations and advise the transactions and asset management teams of any need for potential property upgrades, which are evaluated in our financial modeling and transactional decisions.

For our developments and redevelopments of new Class A properties, we will evaluate the potential impact of sea level rise, storm surges in coastal or tidal locations, and changing temperatures out to the year 2050. As feasible, we will consider designs that accommodate potential expansion of cooling infrastructure to meet future building needs while providing the flexibility and optimization of infrastructure funds to be used for more immediate needs. In water-scarce areas, we will consider planting drought-resistant vegetation and equipping buildings to connect to a municipal recycled-water infrastructure where available and feasible. In areas prone to wildfire, we will work toward incorporating brush management practices into landscape design and including enhanced air filtration systems to support safe and healthy indoor air. For example, we have designed our development project at 15 Necco Street in our Seaport Innovation District submarket to account for a business-as-usual climate scenario (RCP 8.5) and are incorporating several innovative measures, including the strategic placement of critical infrastructure and building systems to provide multiple layers of protection, elevate the first floor above predicted 2070 flood evaluation levels (as published by the City of Boston), and install landscape and hardscape features to decrease surface water runoff and serve as barriers to potential flooding.

For our properties located in areas prone to wildfires and flooding, we are evaluating the extent to which mitigations are in place and to which operational and physical improvements may be made. For example, resilience measures that are considered for implementation at some of our properties may include the following:

•In areas prone to wildfires, landscape design incorporating brush management practices, including the selection of less flammable vegetation species positioned in a reasonable distance from a property; building envelopes with a focus on fire-resistant materials; and selections of HVAC systems with consideration given to their ability to filtrate smoke particulates in the air in the event of fire.

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•In areas prone to flooding, we consider critical building mechanical equipment placement, such as on the roof or significantly above the projected potential flood elevation; on-site temporary flood barriers that may be deployed at building entrances prior to a flood event; elevation of property entrances or the first floor above projected present-day and future flood elevations; installation of backflow preventers on storm/sewer utilities that discharge from the building; and waterproofing of the building envelope up to the projected flood elevation.

Preparing for the Net-Zero Transition

We are developing our strategy for transitioning to net-zero emissions, which will involve crafting and implementing approaches that seek to decarbonize our buildings and improve our operational efficiency.

Tenant preferences for green, efficient, and healthy buildings continue to rise. Alexandria’s 2021 tenant satisfaction survey revealed that sustainability attributes such as green and healthy building certifications and renewable energy are important to our tenants. As of December 31, 2022, 90% of Alexandria’s top 20 tenants (by annual rental revenue) have set net-zero carbon and/or carbon neutrality goals. These observed trends may result in increased tenant expectation and demand for low-carbon and sustainable buildings and present an opportunity for Alexandria to expand our trusted relationships with our tenants to advance their own strategic sustainability goals. For example, the sustainability attributes of our 325 Binney Street project in our Cambridge/Inner Suburbs submarket were aligned with our tenant Moderna’s sustainability goals. The project is targeting a LEED Zero Energy certification and a reduction of 92% in fossil fuel use. Additionally, we expect solid returns on our total investment on the development of this new office/laboratory building, including costs related to sustainability.

325 BINNEY STREET | ALEXANDRIA CENTER® AT ONE KENDALL SQUARE MEGA CAMPUS

CLIMATE RESILIENCE
Stormwater Capture System
RENEWABLE ELECTRICITY
Solar Array
FOSSIL FUEL REDUCTION
Exhaust Source Heat Pumps
LOW-CARBON MATERIALS
Improved Concrete Mix
ENERGY EFFICIENCY
Fan Coil Units to Heat/Cool Zones and Filter Air Locally
ENERGY EFFICIENCY
High-Performance Facade With Triple Glazing
CLIMATE RESILIENCE
Stormwater Capture System
CLIMATE RESILIENCE
Raised Elevation
GEOTHERMAL SYSTEM
Fossil Fuel Reduction for Heating/Cooling
CLIMATE RESILIENCE
Stormwater Capture System

As part of our evolving decarbonization strategy, we are focusing on the following:

Optimizing energy efficiency

Optimizing energy efficiency is the first step toward the decarbonization of buildings. Alexandria targets a 25% reduction in energy consumption below the American Society of Heating, Refrigerating and Air-Conditioning Engineers (“ASHRAE”) 90.1-2010 baseline for our development and redevelopment projects. Our whole-building approach to energy efficiency and savings combines building system best practices, as determined by professional industry groups including ASHRAE, high-performance mechanical and electrical systems, and premium building envelope assemblies. This approach seeks to maximize value for both Alexandria and our tenants by improving operational efficiency and lowering overall GHG emissions throughout the life cycle of a project. In our operating asset base, we monitor and seek to reduce energy consumption. We engage qualified energy professionals to conduct energy audits that identify potential conservation measures. We invest in energy efficiency projects to maximize the useful life of our equipment, reduce operating costs for our tenants, and drive compliance with regulatory requirements, including energy benchmarking and carbon emissions limits.

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Prioritizing electrification

Significantly reducing, and ultimately eliminating, use of fossil fuel energy is central to the decarbonization of buildings. Building systems that consume fossil fuel-based energy can be substituted with higher-efficiency components that utilize electricity only for operational purposes. Alexandria has begun to proactively incorporate electrification into new building designs, with one project completed and four currently in progress. We are also developing a process to map how and when existing assets in our operating portfolio can be evaluated for the feasibility of electrification over time through 2050.

Investing in renewable energy

Alexandria anticipates a significant increase in the percentage of renewable electricity used by certain of our properties beginning in 2024 as a result of a new large-scale solar power purchase agreement (“PPA”) that we executed in our Greater Boston market. Starting in 2024, the PPA is expected to supply the properties in our Greater Boston market with new renewable electricity, including power produced by a solar farm that will be connected to the New England grid. With this contract in place, 53% of Alexandria’s total electricity consumption is expected to be renewable based on electric usage during 2021. We are also pursuing developments of laboratory facilities that significantly reduce fossil fuel use, and initiating opportunities to heat and cool our buildings with alternative energy, such as geothermal and wastewater heat recovery. For example, at our 325 Binney Street project in our Cambridge submarket, the building design harnesses geothermal energy and is expected to yield a 92% reduction in fossil fuel consumption.

Decarbonizing construction

Embodied carbon from the building sector accounts for 11% of annual global GHG emissions, and Alexandria is playing a leadership role in the industry’s effort to measure and ultimately reduce GHG emissions associated with the construction process. In 2019, Alexandria became a sponsor and the first REIT to use the Carbon Leadership Forum’s Embodied Carbon in Construction Calculator (EC3) tool. For new construction projects, we seek to procure products with Environmental Product Declarations (“EPDs”), which document and verify information on a product’s composition and environmental impact. Using such EPDs, Alexandria targets a 10% reduction in embodied carbon for new ground-up development projects.

Reducing the environmental footprint of buildings in operation

Our 2025 sustainability goals for buildings in operation and new ground-up construction projects provide the framework, metrics, and targets that guide our focus on long-term improvement. For buildings in operation, we set goals to reduce carbon emissions, energy consumption, and potable water use, and increase waste diversion by 2025.

Environmental data for 2022 reflected in the chart above received independent limited assurance from DNV. The Independent Assurance Statement from DNV is available at www.are.com/esg.html.
(1)2025 environmental goals relative to a 2015 baseline on a like-for-like basis for buildings in operation that Alexandria directly manages. The carbon emissions reduction goal relates to our Scope 1 and Scope 2 emissions.
(2)2025 environmental goal for buildings in operation that Alexandria indirectly and directly manages.

Refer to “Item 1A. Risk factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for a discussion of the risks posed by climate change.

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(1)Reflects current score for Alexandria and latest scores available for the FTSE Nareit All REITs Index companies from Bloomberg Professional Services as of December 31, 2022.
(2)Reflects current scores for Alexandria and latest scores available for the FTSE Nareit All REITs Index companies on ISS’s website as of December 31, 2022.
(3)Top 10% ranking among FTSE Nareit All REITs Index companies, based on information available from Bloomberg Professional Services as of December 31, 2022.

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Over the past few years, legislative or regulatory bodies in some of the markets where Alexandria has a presence have either passed or are considering legislation targeting commercial buildings as part of their respective strategies to achieve net-zero emissions by 2050. Several cities are setting carbon emission limits for existing buildings. For example, New York City enacted Local Law 97 to reduce GHG emissions by 80% from commercial and residential buildings by 2050. Starting in 2024, this law will place carbon caps on most buildings larger than 25,000 SF. To meet this regulation, building owners will need to limit their assets’ emissions intensity to the ordinance’s stated thresholds beginning in 2024 or face penalties for every metric ton in excess of the limits.

Similarly, the Building Emissions Reduction and Disclosure Ordinance sets requirements for buildings in the City of Boston over 20,000 square feet to gradually reduce emissions to net-zero by 2050. To meet this regulation, building owners will need to limit their assets’ emissions intensity to the ordinance’s stated thresholds beginning in 2025 or face penalties for every metric ton in excess of the limit. Some jurisdictions, such as the State of Washington and the Cities of San Francisco and New York, have enacted regulation to eliminate natural gas from new construction projects. In addition, the City of San Francisco requires large commercial buildings to obtain all electricity from 100% renewable sources. While regulation may evolve at a faster pace than the rate at which Alexandria can shift our building designs and operations to higher levels of decarbonization, we believe that our multifaceted approach to decarbonization prepares us for alignment with future regulation.

Social Responsibility

The unprecedented confluence of macro challenges, including high inflation, geopolitical tensions, lack of social support programs, and devastating environmental disasters, continues to exacerbate societal issues such as the nation’s mental health crisis, a dramatic increase in opioid overdoses, and inadequate educational opportunities for underserved students. While the COVID-19 pandemic (the “COVID-19 pandemic” or “COVID-19”) has shifted to a more manageable disease, its effects on our day-to-day lives appear to be lasting. It has altered our physical work environment and the needs of employees and their expectations for employers. Top of mind are work-life balance and benefits that support their overall health and well-being, as well as ways their employers are addressing social issues within their workplace and communities. While innovations emanating from the life science industry continue to improve the lives of people and patients around the world, with 10,000 diseases known to humankind, nearly 90% of which have no approved treatments or cures, the opportunity to advance human health through the discovery and development of new medicines remains immense. Amid the changing world and staggering unmet medical need, our ESG efforts have never been more important, and our dedication to achieving them never stronger.

Alexandria aligns our mission-driven business and visionary social responsibility efforts to advance human health and enhance the quality of people’s lives. We are committed to creating long-term, scalable solutions to address some of today’s most urgent and widespread societal challenges through our eight bedrock social responsibility pillars, which are detailed below. As Alexandria continues to enhance these pioneering social responsibility initiatives, the Company is driving forward innovative solutions in connection with our newest social responsibility pillar to address the country’s mental health crisis. As a testament to continuing to model dedication to service and the greater good, Alexandria was most recently honored by the Corey C. Griffin Foundation with the 2023 Corey C. Griffin Humanitarian Award. This recognition highlights Alexandria’s meaningful contributions to the foundation, unwavering support of its mission to give every child the opportunity to succeed, and dedication to benefiting our underserved communities.

Alexandria is known for our longstanding leadership in promoting tenant and employee health, wellness, and safety. We are proud to be widely recognized for our industry leadership and innovative approaches to developing and operating sustainable and collaborative campus environments and healthier workplaces that enable our tenants to advance scientific platforms; enhance the ability of our tenants to recruit and retain world-class talent; promote health and well-being; and inspire productivity, efficiency, creativity, and success. We continue to leverage trusted frameworks to guide our best-in-class approach.

Our commitment to the success and growth of our tenants is well established in the life science, agtech, and real estate industries. Our focus on owning, operating, and developing vibrant campuses catalyzes high-quality job creation, economic activity, and sustainable urban infill development in the innovative and dynamic cities and states in which we operate. Furthermore, our role as a leader and key collaborator within the life science and agtech ecosystems has a distinctive and lasting impact on the growth, stability, and diversity of the life science and agtech industries and on the economies and communities in which we operate. We also regularly convene, participate in, and provide resources to groups that help to nurture and grow the life science, agtech, and technology industries. We carry out this important aspect of our Company’s mission through our pioneering social responsibility initiatives, philanthropy, volunteerism, and thought leadership programming and by partnering with regional and national non-profits, life science and agtech companies and industry groups, local community planning and real estate groups, and organizations that help to advance sustainable building and investment.

Our commitment to our people has always been a primary focus. We continue to devote extraordinary efforts to hire, develop, and retain a diverse workforce, and we understand firsthand that the health, happiness, and well-being of our best-in-class team are key factors to the success of our employees and to the company. We continue to prioritize our employees’ medical, mental, emotional, physical, and financial health, as described in more detail below.

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Alexandria’s Pioneering and Highly Impactful Social Responsibility Pillars

The COVID-19 pandemic and the turbulent macroeconomic environment that followed laid bare the immense social needs across our nation and in our communities by exacerbating already devastating societal challenges to human health and well-being, including significant increases in anxiety and depression, opioid overdoses, food insecurity, homelessness, and the educational achievement gap.

By uniting the passions and commitment of our team and community partners and leveraging our leadership, resources, and expertise, we have worked steadfastly to develop and implement long-term, scalable solutions to some of the most pressing societal issues. Alexandria’s eight social responsibility pillars comprise the following, as further described below:
1.Accelerating groundbreaking medical innovation to advance lifesaving treatments and cures;
2.Harnessing the agrifoodtech ecosystem to combat hunger, improve nutrition, and support human health at its most fundamental level;
3.Bolstering the resilience of our military, our veterans, and their families;
4.Overcoming the opioid epidemic and revolutionizing addiction treatment;
5.Empowering underserved students to achieve long-term success and reach their potential as leaders in the community through education;
6.Approaching homelessness as a healthcare problem, not a housing issue;
7.Inspiring future generations with the stories and values of our nation’s heroes; and
8.Prioritizing the mental health crisis.

Accelerating Groundbreaking Medical Innovation to Advance Lifesaving Treatments and Cures

Alexandria is an integral driver of medical progress and provides transformative strategic funding to speed the most promising breakthrough biomedical discoveries from laboratories to patients in need.

The Centers for Disease Control and Prevention estimates that 1 in 44 8-year-old-children in the United States have been identified with autism spectrum disorder (“ASD”) and over 5.4 million adults have ASD. Alexandria has forged a deep and strategically supportive partnership with NEXT for AUTISM, which addresses the immediate and future needs of people with autism and their families. The non-profit has worked with organizations to improve access to effective support services that promote a high-quality life for autistic individuals focused on four key areas: home, work, social life, and health and well-being. Since its founding in 2003, NEXT for AUTISM has raised over $54 million and supported programming in over 36 states and U.S. territories.

Harnessing the Agrifoodtech Ecosystem to Combat Hunger, Improve Nutrition, and Support Human Health at Its Most Fundamental Level

In 2021, nearly 34 million people, including 9 million children in the United States experienced food insecurity. A lack of consistent access to food for every person in a household can have a wide impact, including serious health issues, especially diet-sensitive chronic diseases such as diabetes and high blood pressure, as well as impeding a child’s ability to learn and grow. Driven by the understanding that food is a fundamental building block of human health and well-being, we are dedicated to helping Americans access the nutritious, healthy food they need to thrive. We are proud to support organizations like City Harvest (New York City), Nourish Now (Maryland), City Sprouts (Boston), Food for Free (Boston), and Feeding America to help support critical hunger-relief efforts across the country.

Bolstering the Resilience of Our Military, Our Veterans, and Their Families

With profound appreciation for the immense sacrifices of our nation’s heroes, Alexandria is committed to providing resources needed for our military, our veterans, and their families to live healthy, successful, and rewarding lives. We are deeply humbled to pay tribute and return assistance to the brave men and women of our elite forces in recognition of the courage, dedication, and sacrifice they demonstrate in defense of our country. We have actively supported the Navy SEAL Foundation since 2010, including through our Executive Chairman’s record-breaking fundraising efforts as Chair of its New York City Benefit in 2017.

Motivated to continue to enhance our critical support of the U.S. military, in 2017, Alexandria, the Navy SEAL Foundation, and The Honor Foundation embarked on an impactful partnership to create a mission-critical headquarters for The Honor Foundation in San Diego. The non-profit, which effectively translates its clients’ elite military experience to the private sector, helps facilitate the next generation of corporate and community leaders. Alexandria conceived of, designed, fully built out, and donates the use of an 8,000 SF state-of-the-art facility where our nation’s most elite service members can participate in a tuition-free three-month executive education program that provides tools and experiences to help them transition from the Special Operations Forces to the private-sector workforce.

In addition to its world-class headquarters in San Diego, The Honor Foundation has five other physical campuses in cities across the United States and two virtual campuses. To date, The Honor Foundation has graduated more than 1,800 of our nation’s heroes from the program, where they received education and coaching, industry mentorship, and job placement assistance with the foundation’s 600 employer partners and over 300 executive coaches. Additionally, over 1,900 Special Operations Forces members and their families have completed the program’s two-day seminars, which provide vital assistance during their career transitions.

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PROXY STATEMENT SUMMARY (continued)
Overcoming the Opioid Epidemic and Revolutionizing Addiction Treatment

Determined to reverse the trajectory of the U.S. opioid epidemic, which remains one of the nation’s most pervasive public health challenges, Alexandria partnered with Verily Life Sciences, LLC, an Alphabet company (“Verily”), to create OneFifteen, an innovative, data-driven non-profit learning healthcare system dedicated to the full and sustained recovery of people living with opioid addiction. Together with Verily, we pioneered and built a fully integrated campus in Dayton, Ohio to house a comprehensive care model encompassing a full continuum of care with dedicated facilities and services for crisis stabilization, medication-assisted treatment, residential housing, peer support, family reunification, workforce development, job placement, and community transition. As the strategic real estate partner in this mission-critical initiative, Alexandria catalyzed the vision for and led the design and development of the 4.3-acre, 59,000 RSF OneFifteen campus, completing construction of the Outpatient Clinic; the Crisis Stabilization Unit; and OneFifteen Living, the residential housing component.

OneFifteen received an honorable mention in Fast Company’s prestigious 2021 Innovation by Design Awards in its new Impact category, which recognizes designs that have a major cultural or social impact. The distinction by Fast Company acknowledges Alexandria’s work to advance effective, scalable solutions to address the opioid crisis. OneFifteen, which celebrated its third anniversary of the campus’s opening in October 2022, has treated over 5,800 patients since October 2019. Drug overdose deaths in the United States rose to more than 107,000 for the 12 months ended August 2022, and it is our hope that OneFifteen’s unique approach to treatment will serve as a blueprint for other communities to replicate.

OneFifteen Campus, Dayton, Ohio

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PROXY STATEMENT SUMMARY (continued)

Empowering Underserved Students to Achieve Long-Term Success and Reach Their Potential as Leaders in the Community Through Education

Understanding that education is one of the most fundamental foundations for a safe, healthy, and productive life, Alexandria is deeply committed to driving educational opportunities and providing the support and resources needed to develop students’ talents, inspire them to act with character and purpose, prepare them to attend college, achieve academic and career success, and reach their leadership potential. Highlights from our highly impactful efforts to continue to empower underserved students to build character and achieve academic and career success include the following:

Through our Alexandria Scholars program, in 2022, we granted 11 high-achieving public school students in the San Francisco Bay Area and Maryland with $5,000 annual scholarships to attend a two- or four-year program at an eligible college or university of their choice to study one of the STEM (science, technology, engineering, and mathematics) fields.

In Durham, North Carolina, we work closely with the Emily Krzyzewski Center (the “Emily K Center”), a non-profit that provides underserved and underrepresented students in elementary school through college with a suite of distinct educational programs designed to help them hone their academic and leadership skills; plan for and pursue higher education; explore and secure promising careers post-graduation; and ultimately give back to their communities. Since the Emily K Center opened in 2006, nearly 100% of the graduates from its Scholars to College program have been accepted to college. In November 2021, in response to increasing demand for its programs, the Emily K Center opened a 7,500 SF building expansion with funds raised through the Emily K Center’s Game Changer Campaign, in which Alexandria played a critical leadership role. In 2022, the Emily K Center served more than 2,000 students, and more than $1 million in scholarships and grants were awarded to students who completed the Scholars to College program.

Emily K Center, Durham, North Carolina

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PROXY STATEMENT SUMMARY (continued)
Approaching Homelessness as a Healthcare Problem, Not a Housing Issue

More than half a million people in the United States are experiencing homelessness, according to the U.S. Department of Housing and Urban Development, and a large percentage of the homeless population is living with mental illness and dependence on alcohol or other chemical substances. Across our regions, Alexandria supports several highly impactful non-profit organizations working tirelessly to fight homelessness, including Boston Health Care for the Homeless (Boston), Heading Home (Boston), Pine Street Inn (Boston), the Coalition for the Homeless (New York City), and St. Francis Center (Los Angeles).

In response to this highly complex issue and inspired by our innovative and data-driven OneFifteen platform, Alexandria is aiming to incubate a new model to address the homelessness crisis. Alexandria’s goal is to identify and develop a full continuum of care in a safe living environment that includes evidence-based treatment for mental health conditions and substance use disorders; transitional housing; and job training and placement to help chronically homeless people regain a stable and productive life.

Inspiring Future Generations With the Stories and Values of Our Nation’s Heroes

Alexandria is committed to ensuring that we never forget the tragic events that shaped our nation, or the service members and first responders who put themselves in harm’s way in defense of others. We understand that we all have a responsibility to continue paying tribute to those we have lost; recognize the heroism, sacrifice, and resilience of the brave few; and impart values to the next generations.

Alexandria has actively supported the National September 11 Memorial & Museum (the “9/11 Memorial & Museum”) since it opened in 2014 through generous contributions that fund essential programming to educate future generations on the impact and legacy of 9/11. In September 2021, the 9/11 Memorial & Museum honored Joel S. Marcus, our Executive Chairman and Founder, for Distinction in Civic Engagement and Renewal. The prestigious recognition highlights his meaningful contributions to the 9/11 Memorial & Museum and unwavering support of its mission. Mr. Marcus has served as a member of its board of trustees since his appointment in 2018 by the 9/11 Memorial & Museum’s chairman of the board of trustees, former New York City Mayor Michael Bloomberg.

Additionally, Alexandria is immensely proud to support the National Medal of Honor Museum in helping to expand its fundraising efforts and shape the vision for the future museum in Arlington, Texas. In March 2022, Mr. Marcus was honored by the National Medal of Honor Museum Foundation during a groundbreaking ceremony in celebration of the historic milestone in the development of the national museum in Arlington, Texas. Representing Alexandria at the ceremony, Mr. Marcus, who serves on the board of directors of the National Medal of Honor Museum Foundation, joined other foundation board members, major museum donors, government officials, and 15 Medal of Honor recipients to commemorate the foundation’s remarkable progress toward its goal to build a permanent home where the inspiring stories of our country’s Medal of Honor recipients will be brought to life. Funded principally through donations from the private sector, the museum anticipates welcoming visitors beginning in 2024. As a critical part of its mission, the museum will include an education center to provide our nation’s youth with opportunities to explore the concepts of principled leadership, courage, honor, sacrifice, and patriotism.

Prioritizing the Mental Health Crisis

Millions of people in the United States are affected by mental illness, and in 2022, we increased our focus on the mental health crisis. An estimated 1 in 5 adults experiencing some form of mental illness in a given year, and mental health issues have become a growing issue among teens and young adults, with suicide now the second-leading cause of death for 15- to 24-year-olds.

Amid this widespread crisis, military personnel and veterans experience mental health concerns at higher rates than the general U.S. population. Nearly 1 in 4 active-duty members show signs of a mental health condition, and U.S. veterans face a suicide rate nearly 60% higher than non-veteran adults. Committed to helping our national heroes remain healthy and resilient and receive the tools they need, along with their families, to live productive and happy lives, Alexandria has been an active supporter of the Navy SEAL Foundation for over a decade. The foundation provides specialized programs aimed at addressing the unique physical and mental health concerns of the SEAL community and their families. The Navy SEAL Foundation also maintains connections to clinical psychologists and access to cutting-edge treatment modalities, and it addresses suicide prevention through its Whole Warrior Health Forums.

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PROXY STATEMENT SUMMARY (continued)
Driving Transformational Healthcare Solutions Through Our Impactful Thought Leadership

Alexandria’s thought leadership vertical, another core component we apply toward fulfilling the Company’s mission, coalesces our world-class global life science, agrifoodtech, climate innovation, and healthcare networks for unique programming to create opportunities to foster collaborations and drive innovation across our ecosystems. The Alexandria Summit® was founded in 2011 with the goal of building a highly collaborative neutral platform to convene a preeminent network of visionary stakeholders to lead transformative discussions and stimulate new approaches to address some of the most important issues facing human health. By leveraging the Alexandria Summit’s powerful collective voice, we aim to contribute tangible solutions that will help drive the discovery and development of novel cost-effective therapies; impact policy to accelerate innovation that saves lives and manages and cures disease; and address the urgent need to transform our healthcare system. We believe that the collaborations and policy work that have been cultivated by this platform over the last decade have had a profound influence on the fields of oncology, neuroscience, immunology, gene therapy, infectious diseases, healthcare economics, agricultural innovation, medical research philanthropy, and digital health.

Innovative medicines are essential for preventing, treating, and curing disease and a key solution for driving down overall healthcare costs. The life science industry’s pursuit of new, precise, and more effective medicines, including complex modalities such as gene therapies that enable scientists to directly address the root cause of disease, represents a significant opportunity to treat previously intractable diseases. With over 500 cell and gene therapies in clinical development globally, sustaining the development, manufacturing, and commercialization of this transformational class of medicines is crucial to bringing new treatments to patients around the world. In July 2022, we convened the Alexandria Summit® – Gene Therapy 2022 to catalyze actionable outcomes that improve human health by advancing safe, effective, and accessible gene therapies, and ultimately cures.

Mental health remains one of the most prevalent, complex, and overlooked public health challenges in our nation, carrying with it a long list of societal and economic implications. Increased rates of mental illness, addiction, and other behavioral and psychiatric disorders collectively reflect a growing mental health crisis in America. As part of our efforts to help combat this national challenge, Alexandria presented a timely conversation on the state of mental health in America with former congressman Patrick J. Kennedy, one of the world’s leading voices and policymakers on mental health, at the Galien Forum USA held at the Alexandria Center® for Life Science – New York City in October 2022. Additionally, in February 2023, the Company convened a mission-critical Healthcare Policy Forum on Mental Health, in partnership with Patrick Kennedy and The Kennedy Forum, to explore critical issues aimed at accelerating new and innovative solutions to combat this national challenge while further normalizing conversations around mental health and addiction so that the stigma no longer discourages individuals from seeking help.

At the Leading Edge of Tenant and Employee Health, Wellness, and Safety

We are an industry pioneer in promoting the health, wellness, safety, and productivity of our tenants and employees through our real estate assets and internal operations. As the leading owner, operator, and developer of collaborative campuses for the life science, agtech, and technology industries, we understand the caliber of talent our tenants seek to recruit and retain. We thoughtfully curate unique high-quality amenities for our campuses, keeping our tenants’ talent pool in mind, to help strengthen their sense of community, maximize their convenience, encourage health and well-being, and inspire employee productivity, efficiency, creativity, and success. Some highlights from these efforts include the following:

•The world’s first WELL certification in 2017 for a newly constructed laboratory space at Alexandria LaunchLabs® in New York City;
•The first REIT to be named a First-in-Class Fitwel Champion and the first company to earn Fitwel certifications;
•Founding member of the Fitwel Leadership Advisory Board;
•Recognition as the Industry Leading Company in Fitwel’s inaugural Best in Building Health awards;
•Back-to-back Fitwel Impact Awards for highest certification scores in 2020 and 2021 at Alexandria LaunchLabs® – Cambridge; and
•Inclusion of wellness features into the design, construction, and operations of our campuses, such as on-site organic gardens, fitness centers, outdoor spaces, ample natural light, bike storage, mother’s rooms, and healthy food options.

Since the onset of COVID-19, we have taken extraordinary measures to enhance our best-in-class operational practices to enable our tenants to continue their important work on diagnostics, testing, therapeutics, and vaccine programs related to COVID-19, as well as many other diseases and disorders. As a testament to our comprehensive response to COVID‑19, which was built upon our existing rigorous health and safety standards, we achieved the following recognitions:

•After becoming the first-ever company to achieve the Fitwel Viral Response Certification with Distinction, the highest designation within the Viral Response Module developed by Fitwel, the world’s leading certification system committed to building health, Alexandria received the certification for the third consecutive year.
•We earned the world’s first WELL Health-Safety Rating for Laboratory Space at Alexandria LaunchLabs® in New York City; this evidence-based, third-party verified rating affirms Alexandria’s adherence to science-backed practices to continue to improve tenant and employee safety, productivity, and wellness.

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PROXY STATEMENT SUMMARY (continued)
We partnered with the Center for Active Design, the operator of Fitwel, to develop a unique life science scorecard for use exclusively in Alexandria laboratory buildings and spaces. The tailored Fitwel Life Science certification, which is the first healthy building framework uniquely dedicated to laboratory facilities, leverages Alexandria’s expertise in laboratory development and operations and Fitwel’s research-based certification frameworks. The certification enables us to keep our sophisticated laboratory infrastructure at the forefront of healthy building strategies and to help us anticipate the future needs of our tenants, who continue to seek healthy environments for their teams.

In February 2022, Alexandria earned the first Fitwel Life Science certification for 300 Technology Square, located at the Alexandria Technology Square® mega campus. At 300 Technology Square, Alexandria employs several evidence-based design and operational strategies that support the physical, mental, and social health of the building’s occupants, including best practices for life science safety and cleaning protocols, access to green space, public transit amenities and shuttle services, and a campus-wide communications program.

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PROXY STATEMENT SUMMARY (continued)
Our People: Dedication to Our Best-in-Class Team

As of December 31, 2022, Alexandria had 593 employees. We place a significant focus on building loyalty and trusted relationships with our employees. We have adopted a Business Integrity Policy and Procedures for Reporting Non-Compliance (“Business Integrity Policy”) that applies to all our employees, and its receipt and review by each employee is documented and verified annually. To promote an exceptional corporate culture, Alexandria continuously monitors employee satisfaction, seeks employee feedback, and proactively enhances our employee offerings. We participate in annual performance reviews with our employees and conduct formal employee surveys, and our talent management team holds regular meetings with employees to continuously gather feedback and improve the employee experience. The positive employee experience is evidenced by our low voluntary and total turnover rates averaging 3.6% and 7.7%, respectively, over the last five years, from 2018 to 2022, which are substantially lower than the reported average voluntary and total turnover rates of 16.0% and 19.0%, respectively, in the Nareit 2022 Compensation & Benefits Survey (data for 2021).

We recognize that the fundamental strength of Alexandria results from the contributions of each and every team member within the organization and that our future growth is dependent upon the same. Alexandria devotes extraordinary efforts to hiring, developing, and retaining our talented employees, and we understand firsthand that the health, happiness, and well-being of our best-in-class team are key factors to the success of our employees and that of the Company.

We have an exceptional track record of identifying highly qualified candidates for promotion from within the Company. As of December 31, 2022, Alexandria’s executive and senior management teams, represented by our senior vice presidents and above, consisted of 60 individuals, averaging 24 years of real estate experience, including 12 years with Alexandria, and our executive management team alone averaged 18 years of experience with the Company. Alexandria’s executive and senior management teams have unique experience and expertise in creating, owning, and operating highly dynamic and collaborative campuses in key life science, agtech, and technology cluster locations. These teams also include regional market directors with leading reputations and longstanding relationships within the life science, agtech, and technology communities in their innovation clusters. We believe that our expertise, experience, reputation, and key relationships in the real estate, life science, agtech, and technology industries provide Alexandria with significant competitive advantages in attracting new business opportunities.

Building a Diverse and Inclusive Workforce

Our Corporate Governance Guidelines highlight the Board’s focus on diversity at the Board level, which explicitly states the Board’s commitment to considering qualified women and minority director candidates, as well its policy of requesting an initial list of diverse candidates of any search firm it retains.

We strive to create an open and respectful environment where our employees can actively contribute, have access to opportunities and resources, and realize their full potential. As an equal opportunity employer, we have an Equal Employment Opportunity Policy and a Diversity, Equal Employment Opportunity and Fair Labor Policy that emphasizes inclusion through hiring and compensation practices and consideration of a pool of diverse candidates for open positions and internal advancement opportunities.

Furthermore, as a federal government contractor, Alexandria maintains affirmative action plans, which sets forth the policies, practices, and procedures to which the Company is committed in order to ensure that our policies of nondiscrimination and affirmative action are followed for qualified women, minorities, individuals with disabilities, and protected veterans. To address issues related to pay discrimination, the Company has implemented a ban on any and all inquiries into an applicant’s salary history, and we incorporate fair pay reviews into every employment compensation decision. To reinforce our corporate culture of respect, diversity, and inclusion, we provide anti-harassment training annually.

Our policies and guidelines, including our Corporate Governance Guidelines, our Equal Employment Opportunity Policy, and our Diversity, Equal Employment Opportunity and Fair Labor Policy, are available at www.are.com/esg.html.

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PROXY STATEMENT SUMMARY (continued)

TOTAL WORKFORCE[1]

Female	52%
Male	48%

Minorities[2]	49%
White	51%

<30 years of age	16%
30-40 years of age	42%
41-50 years of age	25%
>50 years of age	17%

MANAGER ROLE & ABOVE[3]

Female	48%
Male	52%

PROMOTIONS[4]

Female	56%
Male	44%

VOLUNTARY EMPLOYEE TURNOVER[5]

3.6%

(1)As of December 31, 2022, unless stated otherwise.
(2)Minorities are defined to include individuals of Asian, Black/African American, Hispanic/Latino, Native American or Pacific Islander, or multiracial background. We determine race and gender based on our employees’ self-identification or other information compiled to meet requirements of the U.S. government.
(3)Managers and above include individuals who lead others and/or oversee projects.
(4)Represents a five-year average from 2018 through 2022.
(5)Represents an average voluntary turnover rate over the last five years from 2018 to 2022, which is significantly lower than the average voluntary turnover rate of 16.0% reported in the Nareit 2022 Compensation & Benefits Survey (data for 2021).

Providing Exceptional Benefits to Support Our Employees’ Medical and Financial Health and Well-Being

We provide a comprehensive benefits package intended to meet and/or exceed the needs of our employees and their families. Our company-sponsored suite of benefits covers 100% of the premiums for our employees and their dependents and includes, but is not limited to, a high-coverage, low-deductible PPO (preferred provider organization) medical plan, a 24/7 telehealth and concierge medical care services program, PPO dental and orthodontia coverage, a generous vision plan, comprehensive prescription drug plan, infertility and family planning benefits, short-term and long-term disability benefits, and life and accidental death and dismemberment coverage. These benefits support the health of our employees and their families, their overall well-being, and their future plans and also reward their operational excellence.

In addition, we have prioritized our employees’ total well-being with additional benefits that focus on their emotional, mental, physical, financial, and social health:

•100% company-paid therapy and life coaching for our employees and their eligible dependents to help them prioritize their mental health and make these resources accessible and available;
•Additional company-paid holidays and paid time off to encourage employees to rest and recharge;
•24/7 telehealth and medical care, including COVID-19 testing;
•Expert-led internal webinar series addressing relevant and engaging subjects to educate and inform our employees, including with the most up-to-date and reliable information on COVID-19, by leveraging our world-class life science network;
•Wellness reimbursement benefit for fitness and mindfulness applications, online classes, and home exercise equipment that encourages our employees to stay mentally and physically fit;

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PROXY STATEMENT SUMMARY (continued)
•Enhanced employee social connectedness through Alexandria’s Operation CARE program for corporate giving, fundraising, and volunteerism opportunities, which consists of several programs, including the following:
▪Paid volunteer time off up to 16 hours per calendar year to use at eligible non-profit organizations of their choice;
▪Matching gifts up to $5,000 per calendar year to double the impact of their charitable giving; and
▪Volunteer rewards, initiated when an employee volunteers 25 hours or more in any quarter at eligible non-profit organizations, for which Alexandria donates a total of $2,500 to the eligible non-profit organizations of their choice, up to $10,000 annually; and
▪Alexandria Lifeline™ – Alexandria’s unparalleled network in the life science community affords us access to deep medical expertise. Alexandria Lifeline makes this expertise available to our employees and their immediate family members who are suffering from a serious illness or injury and would benefit from specialized medical care.

Investing in Professional Development and Training

We understand that to attract and retain the best talent, we must provide opportunities for our people to grow and develop. Therefore, we invest in training and development programs to enhance our employees’ engagement, effectiveness, and well-being.

Training topics include project management, business writing, change management, interviewing, presentations, productivity, effective one-on-ones, goal setting, delegation, communication, and feedback. Our mentoring program enables employees to partner with senior leaders throughout the organization for support and career guidance. To further customize development, we partner with key functional leaders to identify opportunities and design and deploy training programs for specific functional teams. Through a bespoke coaching program, we support new high-potential leaders in their career progression. We also provide on-demand learning resources, such as LinkedIn Learning, as well as on-demand content developed by, and specific to, Alexandria.

To continuously monitor and improve employee performance and engagement, we use employee engagement surveys, the most recent of which was conducted in 2022, which yielded an employee participation rate of 91.4%.

9880 Campus Point Drive, University Town Center, San Diego

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PROXY STATEMENT SUMMARY (continued)
Corporate Governance Highlights

Our Company is built upon a foundation of sound governance practices, which include being governed by an independent and objective board of directors; conducting business according to the highest moral and ethical standards; delivering transparent, high-quality, and efficient disclosures; engaging regularly with our stockholders; and promoting the best interests of our Company. We exhibit the highest levels of transparency, integrity, and accountability in the real estate industry, as evidenced by our seven Nareit CARE (Communications and Reporting Excellence) Awards, including our six Gold Awards — the most Gold Awards earned by any equity REIT.

Many of our corporate governance practices are a result of valuable feedback from and collaboration with our stockholders and other stakeholders that have provided important external viewpoints that inform our decisions and our strategy.

Stockholder Rights and Accountability		Board Refreshment
●	Annual election of all directors	●	Comprehensive, ongoing board succession planning process
●	Majority voting in uncontested elections of directors	●

Commitment to considering qualified women and racially and ethnically diverse minority director candidates, and a policy of requesting an initial list of diverse candidates from any director search firm retained (Rooney Rule)

●	Proxy access right for stockholders (market standard 3% ownership threshold, held continuously for 3 years; aggregation of up to 20 stockholders permitted)
●	Robust stockholder engagement process	●	Regular refreshment of the Board, with our two most recent appointments enhancing the Board’s gender diversity
●	No stockholder rights plan	●	Annual self-evaluations for the Board and its committees
●	One class of common shares, with each share entitled to one vote since the inception of our Company	●	New director orientation and continuing director education on key topics and issues

Independent Oversight		Policies and Practices
●	Six of our seven director nominees are independent	●	Hedging prohibited
●	Lead independent director has clearly delineated duties	●	Robust clawback policy
●	All Audit, Compensation, and Nominating & Governance Committee members are independent	●	100% attendance of directors at board and committee meetings in 2022
●	Active board oversight of corporate strategy and risk management	●	Business Integrity Policy applicable to directors and all employees, with annual compliance certification
●	Robust stock ownership requirements and holding periods for directors and executive officers

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PROXY STATEMENT SUMMARY (continued)

Board Nominees

The Board plays a key role in driving Alexandria’s sustained performance. Our first priority in the director nomination process is ensuring that the Board as a whole has expertise in areas aligned with our unique business activities, namely owning and operating essential real estate for the broad and diverse life science, agtech, and technology industries. We believe that each of our director nominees brings a focused set of skills in one or more areas aligned with our overall business strategy, resulting in a Board that, as a whole, is well positioned to guide the Company toward continued future success. Ultimately, the Board’s combined expertise, together with its close work with management to craft and implement our corporate strategy, has driven Alexandria’s success.

The following tables and charts provide key information about our director nominees:

Name	Age	Director Since	Independence Status(1)	Occupation	Committee Memberships
					AC	CC	NG	SAT
Joel S. Marcus	75	1994	No (Employed by the Company)	Executive Chairman and Founder of the Company	—	—	—	M
Steven R. Hash(2)	58	2013	Yes	Prior President and Chief Operating Officer, and Co-Founder of Renaissance Macro Research, LLC	M,F	C	—	—
James P. Cain	65	2015	Yes	Managing Partner of Cain Global Partners, LLC	—	M	C	M
Cynthia L. Feldmann	70	2022	Yes	Prior President and Founder of Jetty Lane Associates	—	—	—	M
Maria C. Freire, PhD	68	2012	Yes	Prior President and Executive Director of Foundation for the National Institutes of Health	—	—	M	C
Richard H. Klein	67	2003	Yes	Chief Financial Officer of Industrial Realty Group, LLC	C,F	M	—	—
Michael A. Woronoff	62	2017	Yes	Partner of Kirkland & Ellis LLP	M,F	—	M	M
(1)Independence is determined by the Board in accordance with the applicable NYSE listing standards.
(2)Lead Director of the Board.

AC	Audit Committee	C	Committee Chair
CC	Compensation Committee	M	Committee Member
NG	Nominating & Governance Committee	F	Audit Committee Financial Expert
SAT	Science, Agtech & Technology Committee

Board Composition

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PROXY STATEMENT SUMMARY (continued)
2022 and Long-Term Performance Achievements
TOTAL STOCKHOLDER RETURN(1)

ARE’s IPO on May 27, 1997 to December 31, 2022	Five Years Ended December 31, 2022

Five Years Ended December 31, 2022

Funds From Operations Per Share(2)	Net Asset Value Per Share(3)	Common Stock Dividends Per Share

(1)Assumes reinvestment of dividends. Source: Bloomberg and S&P Global Market Intelligence.
(2)Represents funds from operations per share – diluted, as adjusted. For a definition and a reconciliation from the most directly comparable GAAP measure, see “Non-GAAP Measures and Definitions” under Item 7 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.
(3)Average net asset value estimates by Bank of America Merrill Lynch, Citigroup Global Markets Inc., Evercore ISI, Green Street, and J.P. Morgan Securities LLC.

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PROXY STATEMENT SUMMARY (continued)
Say-on-Pay Advisory Vote

The Board recommends that stockholders vote to approve, on a non-binding, advisory basis, the compensation of the Company’s NEOs described in this Proxy Statement for the reasons explained on page 54. After receiving strong support from our stockholders — 93% of the votes cast — on our 2022 say-on-pay proposal with respect to our 2021 NEO compensation, we continued our outreach efforts and proactively contacted stockholders holding in aggregate 70% of our Common Stock outstanding as of December 31, 2022. The Lead Director, who also serves as the Chair of our Compensation Committee, led these meetings. Overall, we held nearly 95 meetings with investors and analysts in 2022, covering a variety of topics, including business trends and strategy, key growth drivers, ESG, corporate governance matters, and our executive compensation program.

Executive Compensation Program Highlights

☑	Stockholder-Friendly Practices We Follow	☒	Stockholder-Unfriendly Practices We Avoid
✓	Maintain a cap on both short-term and long-term incentive compensation payments	☒	Guaranteed bonuses
✓	Impose a one-year post-vesting holding period on certain long-term incentive awards	☒	Excessive perquisites
✓	Include a “double-trigger” change-in-control provision in all equity awards granted to NEOs	☒	Excessive change-in-control or severance payments
✓	Maintain robust director and senior officer stock ownership guidelines	☒	Tax gross-up payments
✓	Maintain hedging and clawback policies	☒	Unrestricted pledging of the Company’s shares
✓	Conduct an annual say-on-pay vote	☒	Hedging or derivative transactions involving the Company’s shares
✓	Mitigate inappropriate risk-taking

2023 Proxy Statement	26

CORPORATE GOVERNANCE GUIDELINES AND CODE OF ETHICS

Corporate Governance

Corporate Governance Guidelines

The Board has adopted Corporate Governance Guidelines, which provide the framework for the governance of our Company. Our Corporate Governance Guidelines include, among other topics, guidelines for determining director independence, director qualifications and board diversity, director responsibilities, the role of our Lead Director, director access to management and independent advisors, executive management succession, and Board self-evaluation. Our Corporate Governance Guidelines are reviewed at least annually by the Nominating & Governance Committee and are updated periodically by the Board in response to changing regulatory requirements, evolving corporate governance practices, input from stockholders, and otherwise as circumstances warrant. Our Corporate Governance Guidelines are posted on our website at www.are.com/esg.html.

Stock Ownership Guidelines

The Board believes that stock ownership by our senior officers and directors helps to align their interests with our Company’s best interests and has adopted stock ownership guidelines as described below.

Within five years of becoming subject to our stock ownership guidelines, each senior officer is required to own shares of Common Stock with a value equal to the following multiple of his or her base salary, and each non-employee director is required to own shares of Common Stock with a value equal to the cash portion of his or her annual retainer:

Senior Officers and Non-Employee Directors	Multiple of Base Salary or Annual Director’s Retainer	Compliance?(1)
Chief Executive Officer and Executive Chairman	6x	Yes
Other executive officers	3x	Yes
Senior vice presidents	1x	Yes
Non-employee directors(2)	3x	Yes

(1)All senior officers and directors are required to report their ownership status to the Chief Financial Officer on an annual basis. All senior officers are currently in compliance with their applicable requirements. All directors are also in compliance with these requirements, including Cynthia L. Feldmann, who became a director in March 2022, and is still in the five-year phase-in period.
(2)Direct holdings and phantom stock units under the Company’s Deferred Compensation Plan for Directors (or any similar successor plan) count toward ownership value.

NEOs must hold 50% of net after-tax shares received until the above-listed ownership requirements are met. Under the guidelines, the Chief Financial Officer reviews each director’s and senior officer’s stock ownership annually.

Once an individual satisfies the policy, he or she is deemed to continue to satisfy the policy without regard to fluctuation in value of equity interests owned, provided that the individual’s holdings do not decline below the number of shares owned at the time the stock ownership requirements were met.

Anti-Hedging and Anti-Pledging Policies

The Company has an anti-hedging policy applicable to directors, officers, and employees. The policy prohibits directors, officers, and employees from engaging in, among other things, short sales, hedging, or monetization transactions, such as forward sale contracts, equity swaps, collars, and transactions with exchange funds, or trading in puts, calls, or options, or other derivative securities with respect to the Company’s securities. With respect to short-term trading, the Company prohibits the sale of any Company securities purchased in the open market by directors, officers, and employees during the six months following such purchase. The Company believes that prohibiting these types of transactions will help ensure that the economic interests of all directors, officers, and employees will not differ from the economic interests of the Company’s stockholders. In addition, the Company has an anti-pledging policy that prohibits directors, officers, and employees from pledging the Company’s shares as collateral for a loan or holding Company shares in a margin account unless the individual has and maintains a sufficient amount of immediately available cash or securities at all times to prevent a sale of the Company’s shares during a time when such a sale would be prohibited by the Company’s insider trading policy.

2023 Proxy Statement	27

CORPORATE GOVERNANCE GUIDELINES AND CODE OF ETHICS (continued)
Policies and Procedures With Respect to Related-Person Transactions

The Board has adopted a written policy setting forth the procedures for the review and approval of transactions involving the Company and “related persons” within the meaning of the rules and regulations of the Securities and Exchange Commission (“SEC”).

Under this policy, the Nominating & Governance Committee is responsible for reviewing and approving all related-person transactions that are required to be reported under the rules and regulations of the SEC. In the event that the Chief Financial Officer of the Company determines that it would be impracticable or undesirable to wait until the next meeting of the Nominating & Governance Committee to review a related-person transaction, the Chair of the Nominating & Governance Committee may act on behalf of the Nominating & Governance Committee to review and approve and/or disapprove the related-person transaction.

In general, related-person transactions are subject to preapproval by the Nominating & Governance Committee. The policy provides that in making its determination whether to approve a related-person transaction, the Nominating & Governance Committee will consider all factors it deems relevant or appropriate, including:

•Whether the terms of the related-person transaction are fair to the Company and on terms no less favorable than terms generally available in transactions with non-affiliates under similar circumstances;
•Whether there are legitimate business reasons for the Company to enter into the related-person transaction;
•Whether the related-person transaction would impair the independence of an outside director;
•Whether the related-person transaction would present an improper conflict of interest for any director or executive officer, taking into account the size of the transaction, the overall financial position of the director or executive officer, the direct or indirect nature of the director’s or executive officer’s interest in the transaction, the ongoing nature of any proposed relationship, and any other factors deemed relevant; and
•Whether the related-person transaction is material, taking into account the importance of the interest to the related person, the relationship of the related person to the transaction, the relationship of related persons to each other, and the aggregate value of the transaction.

The policy also contains a list of certain categories of related-person transactions that are preapproved under the policy and therefore are not required to be reviewed or approved by the Nominating & Governance Committee.

Certain Relationships and Related Transactions

From the beginning of fiscal year 2022 to the date of this Proxy Statement, there were no relationships or transactions of a nature required to be disclosed under Item 404 of the SEC’s Regulation S-K, except as described below.

Agreement With Affiliate of Norges Bank

In December 2021, we formed a real estate joint venture at our 50 and 60 Binney Street properties in our Cambridge submarket, in which an affiliate of Norges Bank acquired a 41.0% interest for a purchase price of $485.9 million in 2021. During 2022, the affiliate of Norges Bank received its commensurate share of the profit of the joint venture aggregating $16.2 million. Norges Bank reported an 9.5% beneficial ownership interest in the Common Stock of the Company as of December 31, 2022. See “Security Ownership of Certain Beneficial Owners and Management” on pages 113–114 of this Proxy Statement for additional information.

2023 Proxy Statement	28

CORPORATE GOVERNANCE GUIDELINES AND CODE OF ETHICS (continued)
Stockholder Outreach and Engagement

The Board and management team value the views of our stockholders, which is why we proactively engage with our stockholders throughout the year. In 2022, we held nearly 95 meetings with investors and analysts. Additionally, the Lead Director and members of our management team participate in stockholder engagements and keep the Nominating & Governance Committee and the full Board apprised of our stockholder engagement and feedback.

In outreach following our 2022 annual meeting of stockholders, we sought stockholder views on a variety of matters, including whether stockholders should have the power to unilaterally amend our Bylaws. This topic has attracted attention following the issuance by a proxy advisory firm of a proxy voting policy, beginning with the 2017 proxy season, recommending against the election of members of the nominating and governance committee of the board of a company that does not permit stockholders to unilaterally amend its bylaws, without regard for the performance of the company and its management.

In 2022, we continued our outreach efforts by contacting stockholders holding in aggregate 70% of our Common Stock outstanding as of December 31, 2022 and received further feedback on stockholder power to amend our Bylaws. To date, most stockholders we have contacted have told us that they do not plan to vote against our director nominees.

After the Board’s regular review of the matter, the Board again concluded that it is not in the best interests of the Company at this time to permit stockholders to unilaterally amend our Bylaws without the approval or any other involvement of the Board. In reaching this conclusion, the Board considered the following:

•Our stockholders have a meaningful voice in our corporate governance practices. The Board has an established track record of consistent engagement with stockholders on corporate governance matters and responsiveness to stockholders’ feedback, as in the case of the Board’s recent decisions to amend our Bylaws to adopt proxy access and to amend our Corporate Governance Guidelines to underscore the Board’s focus on diversity.

•The Board has played a key role in driving Alexandria’s exceptional financial and operating performance, and each of our director nominees deserves the support of our stockholders. We believe that the demonstrable track record of the Board in successfully overseeing our excellent business performance, as illustrated in the bar charts on page 25, which depict our 2022 and long-term performance achievements, outweighs any disagreement with one longstanding Bylaws provision.

•Holders of a significant percentage of our shares have told us that the bylaws issue is not an important enough reason to vote against members of the Nominating & Governance Committee in light of Alexandria’s continued exceptional economic performance and the Board’s demonstrated commitment to corporate governance best practices. We believe that Alexandria’s excellent economic performance, effective corporate governance best practices, and significant ESG initiatives outweigh any disagreement with a single governance provision that the Board continues to assess and with which holders of a large number of our shares have continued to tell us they agree. Even many of the stockholders that do not agree with our position have indicated to us that they do not believe that the issue is important enough for them to withhold their support for our director nominees.

The Board takes stockholder feedback seriously and carefully considers it in the broader context of our business and corporate governance practices. Many of our corporate governance practices are a result of valuable feedback from and collaboration with our stockholders and other stakeholders who have provided important external viewpoints, including the adoption of proxy access; non-renewal of our stockholder rights plan at its expiration; consideration of diverse candidates in director searches; adoption of majority voting for directors in uncontested elections, a compensation clawback policy, director and officer stock ownership and holding-period requirements, and anti-hedging and anti-pledging policies; and elimination of guaranteed bonuses, single-trigger severance provisions, and tax gross-up payments in executive employment agreements.

We proactively reached out to	We held nearly
stockholders holding in aggregate 70% of our Common Stock	95 meetings with investors and analysts
covering a wide variety of topics, including business trends and strategy, key growth drivers, ESG, corporate governance, and our executive compensation program outstanding as of December 31, 2022

2023 Proxy Statement	29

CORPORATE GOVERNANCE GUIDELINES AND CODE OF ETHICS (continued)
Business Integrity Policy

The Company has adopted a Business Integrity Policy that applies to all directors, officers, and employees, and is intended, among other things, to comply with Section 406 of the Sarbanes-Oxley Act of 2002 and related SEC rules and NYSE listing standards requiring a code of ethics for a company’s directors, officers, and employees. A copy of the Company’s Business Integrity Policy is available at www.are.com/esg.html. The Company intends to report any amendment to, or waiver from, the Business Integrity Policy, which applies to any director or executive officer, by posting such information on our corporate website in accordance with applicable rules of the SEC and listing standards of the NYSE.

Human Rights Policy and Vendor Code of Conduct

The Company holds human rights to be an essential component of our business. We have adopted a Human Rights Policy that formalizes our commitment to principles that promote and protect human rights. The Human Rights Policy applies to all our employees and all our operations. In addition, we expect our vendors, service providers, contractors, and consultants, as well as their employees, agents, and subcontractors, to uphold the principles of our Human Rights Policy, as is reiterated in our Vendor Code of Conduct. The Human Rights Policy and the Vendor Code of Conduct are available at www.are.com/esg.html.

Board Composition and Nomination Process

Board Composition, Refreshment, and Tenure

In keeping with a key objective of the Company, the Board strives to maintain an appropriate balance of tenure, expertise, diversity, perspectives, skills, qualifications, and experience among its members in areas that are relevant to the Company’s business and the needs of the Board in carrying out its responsibilities. The Board understands the importance of new perspectives and ideas being brought to the Board. At the same time, the Board believes it is equally important to benefit from the valuable experience and continuity that longer-serving directors bring to the Board. Our regular board refreshment efforts have resulted in what we believe is an appropriate balance within the Board in terms of tenure, experience, institutional knowledge, and independence. Of our director nominees, 28.6% have served on the Board for six years or less, 28.6% have served between seven and 10 years, and 42.8% have served for over 10 years. Each new director brings new perspectives and ideas to the Board.

As part of its commitment to maintaining a balanced composition, the Board conducts an annual formal self-evaluation (of itself and its committees) to assess its effectiveness, identify opportunities for improvement, and reaffirm practices that should be maintained. The results of these self-evaluations supplement continuing board practices, procedures, and feedback, including as to agenda development, time allocation, and other topics addressed in this Proxy Statement.

Director Qualifications

Consistent with the Board Candidate Guidelines established by the Board, the Nominating & Governance Committee of the Board seeks director nominees who will provide the Board with a broad diversity of perspectives, experiences, expertise, professions, skills, geographic representations, demographics, and backgrounds. The Nominating & Governance Committee does not assign specific weights to particular criteria, and no particular criterion is necessarily applicable to all prospective nominees. Generally, however, the Nominating & Governance Committee considers, among other factors, a candidate’s experience and knowledge regarding a variety of aspects of the Company’s unique real estate for the life science industry. The Nominating & Governance Committee believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, expertise, knowledge, perspectives, and abilities that will allow the Board to fulfill its responsibilities. The Nominating & Governance Committee considers factors such as gender, race, and culture in its determinations, and nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability, or any other basis proscribed by law. The Nominating & Governance Committee also considers such other factors as it deems appropriate, from time to time, including the current composition of the Board, the balance of management and independent directors, the need for particular expertise (such as audit committee expertise), and the evaluations of other prospective nominees. With respect to the nomination of current directors for reelection, the individual’s contributions to the Board are also considered.

2023 Proxy Statement	30

CORPORATE GOVERNANCE GUIDELINES AND CODE OF ETHICS (continued)
Director Nominee Selection Process

As further described below, the Nominating & Governance Committee considers director candidates suggested by its members, other directors, management, and stockholders and may retain, from time to time, a third-party executive search firm to identify director candidates for consideration. Once the Nominating & Governance Committee has identified a prospective nominee who is not currently serving on the Board, it makes an initial determination as to whether to conduct a full evaluation of the candidate based on information provided to it with respect to the candidate, as well as its own knowledge of the candidate, which may be supplemented by inquiries to the person making the recommendation or others. An initial determination whether to formally nominate a director candidate is based primarily on the need for additional directors to fill vacancies or expand the size of the Board and the likelihood that the candidate can satisfy the evaluation factors described herein. If the Nominating & Governance Committee determines, in consultation with the Chairman of the Board and other directors, as appropriate, that additional consideration is warranted, it may request a third-party search firm to gather additional information about the candidate’s background and experience and to report its findings to the Nominating & Governance Committee. The Nominating & Governance Committee then evaluates the candidate against the standards and qualifications set out in the Board Candidate Guidelines, including the nominee’s management, leadership, and business experience; skills and diversity; financial literacy; knowledge of directorial duties; and integrity and professionalism.

After completing its evaluation, the Nominating & Governance Committee makes a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board ultimately determines whether a prospective nominee will be nominated after considering the recommendation of the Nominating & Governance Committee.

Consideration of Board Diversity

The Board believes that diversity of perspectives among directors is a critical element in the composition of the Board and in enabling the Board to effectively carry out its oversight and decision-making responsibilities in the best interests of the Company. Accordingly, the Nominating & Governance Committee and the Board seek candidates for director with varying experiences, perspectives, expertise, careers, skills, and geographic locations that are relevant and likely to contribute to the Board’s oversight and decision making in connection with the business and affairs of the Company.

The Nominating & Governance Committee and the Board specifically recognize that enhancing demographic diversity on the Board, in particular through the representation of women and minorities, can promote diversity of perspectives within the Board. As such, pursuant to the Company’s Corporate Governance Guidelines, when searching for director nominees, the Nominating & Governance Committee endeavors to consider highly qualified diverse candidates, including women and racially and ethnically diverse minorities, who meet the business and search criteria. The Company will also request from any search firm that it engages, and from which it requests a list of potential candidates for the Board, that the search firm include diverse candidates in its initial candidate list. We will continue to emphasize diversity in all its forms in our Board refreshment efforts.

Prior to Jennifer Friel Goldstein’s departure from the Board in March 2023, 37.5% of the Board was gender diverse. Pursuant to the Company’s Corporate Governance Guidelines, Ms. Goldstein resigned as a director of the Company, effective March 15, 2023, due to a change in her occupation. On March 24, 2023, the Board accepted the resignation of Ms. Goldstein as a director of the Company, effective March 15, 2023. Prior to tendering her resignation, Ms. Goldstein held the position of Managing Partner, SVB Capital. SVB Capital is an affiliate of Silicon Valley Bank, which was placed into a receivership administered by the Federal Deposit Insurance Corporation (“FDIC”) on March 10, 2023.

Stockholder-Recommended Director Candidates

The Nominating & Governance Committee considers candidates suggested by stockholders for nomination for election to be held at annual meetings of stockholders. Any stockholder that wishes to suggest a prospective candidate for the Board for consideration by the Nominating & Governance Committee must submit the same information and follow the same procedures regarding advance notice and other requirements of our current Bylaws applicable to stockholder-nominated director candidates. Any properly submitted stockholder-suggested candidate and any accompanying materials will be forwarded to the Chair of the Nominating & Governance Committee for review and consideration. Individuals suggested by stockholders will be evaluated in the same manner, and will be subject to the same criteria, as other nominees considered by the Nominating & Governance Committee. The Nominating & Governance Committee also considers director candidates suggested by its members, other directors, and management and may retain, from time to time, a third-party executive search firm to identify director candidates for consideration by the Nominating & Governance Committee.

Stockholder-Nominated Director Candidates

Our Bylaws set forth the requirements for direct nomination by a stockholder of a person or persons for election to the Board. Among other requirements, stockholders must comply with the advance notice procedures set forth in our current Bylaws, which, among other things, provide that, to be timely, a stockholder’s notice with respect to director nominations must be delivered to the Secretary of the Company at the Company’s principal executive office not earlier than the 150th day nor later than 5:00 p.m. Pacific Time on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting.

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CORPORATE GOVERNANCE GUIDELINES AND CODE OF ETHICS (continued)
Our Bylaws also permit qualifying stockholders, or a qualifying group of no more than 20 stockholders, that have continuously owned at least 3% of our outstanding shares of Common Stock for at least three years as of the date that the notice of nomination is delivered to and received by our Secretary and through the date of the annual meeting (and any postponement or adjournment thereof) to nominate, and to require us to include in our proxy materials, director nominees constituting up to the greater of two nominees or 25% of the number of directors up for election as of the last day on which a nomination may be timely delivered, provided that the stockholder(s) and the nominee(s) satisfy the requirements specified in our Bylaws and subject to the other terms and conditions set forth in our Bylaws. For additional information, see “Stockholder Proposals and Director Nominations for the Company’s 2024 Annual Meeting” of this Proxy Statement.

Director Independence

The Board has affirmatively determined that each member of the Board standing for reelection other than Joel S. Marcus (Executive Chairman and Founder) is independent in accordance with the applicable NYSE listing standards. The Board has also affirmatively determined that no material relationships exist between the Company and any of its independent directors. In making its independence determinations, the Board reviewed the relationships between the Company and each of the directors nominated for election at the 2023 Annual Meeting based on information provided by the directors, the standards for disqualification set forth in Section 303A.02(b) of the NYSE Listed Company Manual, and such other information as the Board considered relevant.

In making its independence determination with respect to Cynthia L. Feldmann, the Board considered the fact that both Ms. Feldmann and Mr. Marcus are serving as members of the board of directors of another public company, Frequency Therapeutics, Inc. (“Frequency”), and that the Company holds an equity investment in Frequency having a market value of approximately $3.9 million as of December 31, 2022. Both Mr. Marcus’s position on the Frequency board of directors and the Company’s equity investment in Frequency pre-date Ms. Feldmann’s election as a Frequency director. Considering these factors, the Board concluded that Ms. Feldmann’s role as a director of Frequency is not a material relationship or interest that affects her independence as a director of the Company.

In making its independence determination with respect to Maria C. Freire, the Board considered Dr. Freire’s position as a director of another public company, Biogen Inc. (“Biogen”), a global biopharmaceutical company having a reported common equity market capitalization of approximately $29.4 billion at June 30, 2022. Biogen leases approximately 300,000 RSF of facility space from the Company in the Greater Boston region, generating approximately $13.3 million in annual rental revenue to the Company as of December 31, 2022. Dr. Freire was not involved in the negotiation of the lease, which was entered into between Biogen and the Company before Dr. Freire joined the Biogen board of directors. Aside from her general oversight duties as a Biogen director, Dr. Freire has no role in lease negotiation or facilities management for Biogen. The annual lease payments under the lease represent less than 0.13% of Biogen’s annual revenues reported for fiscal year ended December 31, 2022. For these reasons, the Board concluded that Dr. Freire’s interest in the lease is not a material relationship or interest that affects her independence as a director of the Company.

In making its independence determination with respect to Michael A. Woronoff, the Board considered Mr. Woronoff’s position as a partner of Kirkland & Ellis LLP (“K&E”), an international law firm with over 3,000 lawyers, including about 490 equity partners. K&E leases office space from the Company for a local office in the San Francisco Bay Area region for an annual base rent of approximately $2.6 million as of December 31, 2022. Neither Mr. Woronoff nor the Company was involved in the negotiation of the lease, which was entered into between K&E and the former owner of the building in which the leased space is located before Mr. Woronoff joined K&E and before the Company acquired the building. Mr. Woronoff is not a resident of the leased office, and his duties do not include lease negotiation or facilities management. The annual lease payments under this lease represent less than 0.1% of K&E’s reported annual revenues, and Mr. Woronoff’s individual share of any interest in the lease is further diluted by the fact that he is a single lawyer in this large law firm. For these reasons, the Board concluded that Mr. Woronoff’s interest in the lease is not a material relationship or interest that affects his independence as a director of the Company.

Annual Elections of Directors by Majority Vote

Directors are elected each year at the annual meeting of stockholders to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified or until their earlier resignation or removal. Our Bylaws provide that, except in a contested election (an election where there are more nominees for election than the number of directors to be elected), a nominee for director may be elected as a director only if he or she receives the affirmative vote of a majority of the total votes cast “for” or “against” the nominee. In a contested election, directors are elected by a plurality of the votes cast at a meeting of stockholders duly called and at which a quorum is present.

Under Maryland law, if an incumbent director is not reelected in an uncontested election at a meeting of stockholders at which he or she stands for reelection, then the incumbent director continues to serve as a holdover director until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Our Corporate Governance Guidelines provide that if an incumbent director is not reelected due to his or her failure to receive a majority of the votes cast in an uncontested election, the nominee must promptly tender his or her offer to resign to the Board for its consideration. The Nominating & Governance Committee will consider the offer of resignation and will recommend to the Board whether to accept the offer to resign. The Board will decide whether to accept the offer to resign and will publicly disclose its decision.

2023 Proxy Statement	32

CORPORATE GOVERNANCE GUIDELINES AND CODE OF ETHICS (continued)
Information on the Board and Its Committees

Meetings and Attendance

The Board held five meetings and took action on 19 other occasions by unanimous written consent in 2022. Each of our directors attended at least 75% of the aggregate number of meetings held by (i) the Board during such director’s term of service in 2022 and (ii) each committee for which such director served as a member in 2022. Mr. Marcus, as Executive Chairman, generally presides over all meetings of the Board. The Board has an Audit Committee, a Compensation Committee, a Nominating & Governance Committee, and a Science, Agtech & Technology Committee, as well as a Pricing Committee to which the Board has delegated certain authority with respect to the issuance of securities under the Company’s shelf registration statement.

The Company encourages each member of the Board to attend each annual meeting of the Company’s stockholders. All eight of our directors serving on the Board at the time of the annual meeting of stockholders held on May 17, 2022, attended such meeting in person or by video conference.

Board Leadership Structure

As full-time Executive Chairman, Mr. Marcus’s role includes, among other things: overall oversight of the Company’s executive management team, operational and risk management, financial and operating strategy, corporate brand, and mission; leadership development, talent management, and culture, with a particular emphasis on promoting diversity in leadership positions; the performance of the Company’s operational excellence initiatives; and responsibility for strategic corporate and regional growth, among others.

The Board continues to believe that Mr. Marcus is currently the director best suited to lead the full Board in his role as Executive Chairman because he is the director most familiar with the Company’s business and industry, and the director most capable of effectively identifying strategic priorities and leading the development, evaluation, and execution of strategy. Mr. Marcus has served as director of the Company since its inception in 1994, was Vice Chairman of the Board from 1994 until his election as Chairman of the Board in 2007, and has been responsible for directing its operations and developing and executing its strategies as Chief Executive Officer from 1997 to 2018, a tenure that is longer and substantially more involved than that of any other individual. The Board believes that Mr. Marcus’s leadership skills have been critical to the growth and success of the Company.

Lead Director and Presiding Director for Executive Sessions

Steven R. Hash, the Lead Director and an independent director, is the presiding director for all executive sessions of the independent directors. In the event that Mr. Hash is not available for any reason to preside over an executive session of the independent directors, the remaining independent directors will designate another independent director to preside over any executive session. As Lead Director, Mr. Hash’s duties, responsibilities, and authority include the following:

•Presiding at all meetings of the Board at which the Chairman of the Board is not present, including executive sessions of the non-management directors or the independent directors, as the case may be;
•Providing input regarding information sent to the Board and the agenda for board meetings to ensure that there is sufficient time for discussion of all agenda items;
•Having the authority to call meetings of the independent directors;
•Making himself available for consultation and direct communication with the Company’s stockholders upon request; and
•Fulfilling such other duties and responsibilities as the Board may determine from time to time.

The Board’s Role in Corporate Strategy

The Board and its committees are actively involved in overseeing, reviewing, and guiding the Company’s corporate strategy. In addition to business performance, opportunities, and risks, the Board also discusses long-range strategic issues, including corporate and regional growth, multiyear plans, investments, and capital allocation, including with management formally and informally, and during executive sessions of the Board as appropriate. The Board also seeks to ensure it has appropriate processes in place to enable directors to contribute effectively to discussions regarding corporate strategy and risk, including through robust director onboarding, orientation, continuing education, and industry and business environment updates.

2023 Proxy Statement	33

CORPORATE GOVERNANCE GUIDELINES AND CODE OF ETHICS (continued)
The Board’s Role in Risk Oversight

The Board has an active role in overseeing the management of the Company’s risks. The Board regularly reviews information regarding the Company’s credit, liquidity, and operations, including the risks associated with each, as well as various ESG risks. The Audit Committee oversees the management of financial and other systemic risks, including cybersecurity and climate-related risks. The Nominating & Governance Committee oversees risks associated with the structure and composition of the Board, potential conflicts of interest, and the Company’s overall corporate governance structures and procedures. The Compensation Committee oversees the management of risks relating to the Company’s personnel, including executive compensation plans and arrangements, as well as matters related to talent management. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed about such risks.

Audit Committee

The Audit Committee consists of Directors Klein (Chair), Hash, and Woronoff. The Audit Committee held seven meetings during 2022. Each member has been determined by the Board to be an independent director in accordance with the applicable NYSE listing standards. The Audit Committee is directly responsible for the appointment, compensation, and oversight of the work of the independent registered public accountants that audit the Company’s financial statements, and of the Company’s internal audit function. In addition, the Audit Committee discusses the scope and results of the audit with the independent registered public accountants, reviews the Company’s interim and year-end operating results with management and the independent registered public accountants, considers the adequacy of the Company’s internal accounting controls and audit procedures, and preapproves all engagements with the Company’s independent registered public accountants, including both audit and non-audit services. The limitations inherent in the oversight role of a committee of the Board, however, do not provide the Audit Committee with a basis independent of management and the Company’s independent registered public accountants to determine that accounting and financial reporting principles and policies have been appropriately applied by management or that the Company’s internal control procedures designed to ensure compliance with accounting standards and applicable laws and regulations have been appropriately implemented. The Audit Committee also reviews and recommends to the Board any changes that may be required to the Company’s Business Integrity Policy (described further under “Business Integrity Policy” on page 30). The charter of the Audit Committee is available at www.are.com/esg.html.

Nominating & Governance Committee

The Nominating & Governance Committee consists of Directors Cain (Chair), Freire, and Woronoff, each of whom has been determined by the Board to be an independent director in accordance with the applicable NYSE listing standards. In 2022, the Nominating & Governance Committee held five meetings. The Nominating & Governance Committee is responsible for, among other things, making recommendations to the Board with respect to corporate governance policies, reviewing and recommending changes to our Corporate Governance Guidelines, and deciding whether to approve related-person transactions. As we describe in more detail under “Board Composition and Nomination Process” above, the Nominating & Governance Committee recommends candidates to the Board for nomination for election as directors of the Company. The Nominating & Governance Committee also recommends candidates for appointment as members of the committees of the Board. The charter of the Nominating & Governance Committee is available at www.are.com/esg.html.

Compensation Committee

The Compensation Committee consists of Directors Hash (Chair), Cain, and Klein, each of whom has been determined by the Board to be an independent director in accordance with the applicable NYSE listing standards. In 2022, the Compensation Committee held five meetings and took action on 23 occasions by unanimous written consent. The Compensation Committee has the authority to review and approve compensation arrangements, grant annual incentive awards for executive officers and other employees of the Company, adopt and amend employment agreements for executive officers and other employees of the Company, and administer the Company’s equity and other incentive plans. The charter of the Compensation Committee is available at www.are.com/esg.html.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee in 2022 had any relationship or transaction required to be disclosed pursuant to Item 407(e)(4) of Regulation S-K promulgated under the Exchange Act.

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CORPORATE GOVERNANCE GUIDELINES AND CODE OF ETHICS (continued)
Science, Agtech & Technology Committee

The Science, Agtech & Technology Committee (the “SA&T Committee”) consists of Directors Freire (Chair), Marcus, Cain, Feldmann, and Woronoff. Directors Freire, Cain, Feldmann, and Woronoff have been determined by the Board to be independent directors in accordance with the applicable NYSE listing standards. Mr. Marcus is not considered an independent director under the applicable NYSE listing standards. The SA&T Committee is not mandated by the applicable NYSE listing standards and is thus not required to consist entirely or primarily of independent directors. The Board determined to include Mr. Marcus due to his long, close, and real-time experience and familiarity with key industry participants and developments and his ability to liaise with these participants and the Company’s in-house science and technology team on a regular basis. The SA&T Committee held two meetings in 2022.

The primary purpose of the SA&T Committee is to inform and advise the Board on current trends in the life science, agtech, and technology industries, including key policy changes, capital markets, regional cluster updates, and other strategic initiatives that impact the Company’s real estate business. With rapidly developing scientific and technological breakthroughs on the one hand, and with increasing scrutiny from the capital markets, private investors, policymakers, and other stakeholders on the other, it is critical that the Board be kept well informed about external factors that could impact the Company’s world-class business platform. The Board also recognizes that companies in the Company’s key markets have specialized needs that extend beyond traditional office and laboratory space, as the Company creates and grows ecosystems and clusters that ignite and accelerate the world’s leading innovators in their noble pursuit to advance human health by curing disease and improving nutrition. As the life science, agtech, and technology industries continue to converge, it will also be a key role of the SA&T Committee to help guide the Board on new ways to capitalize on the intersection of these sectors in order to continue to capture the highest-quality tenant base and deliver mission-critical spaces for these companies to succeed. The SA&T Committee works closely with the Company’s internal life science, agtech, and technology professionals to accumulate the market knowledge and technical intelligence necessary to advise the Board and guide the Company’s strategy in this area.

2023 Proxy Statement	35

PROPOSAL 1 — ELECTION OF DIRECTORS

Stockholders will be asked at the 2023 Annual Meeting to elect seven directors who will constitute the full Board. Each elected director will hold office until the next annual meeting of stockholders and until each director’s successor is duly elected and qualifies or until his or her earlier resignation or removal. If, for any reason, any nominee becomes unavailable to serve — an event the Board does not anticipate — proxies will be voted for the election of the person, if any, designated by the Board to replace the unavailable nominee.

The following seven persons have been nominated by the Board for election to the Board: Joel S. Marcus, Steven R. Hash, Ambassador James P. Cain, Cynthia L. Feldmann, Maria C. Freire, PhD, Richard H. Klein, and Michael A. Woronoff. All the nominees are incumbent directors. Additional information about these nominees is provided in the table and biographical information that follow.

Required Vote and Board’s Recommendation

Pursuant to our Bylaws, each director nominee will be elected at the annual meeting if he or she receives a majority of the votes cast with respect to his or her election (that is, the number of votes cast “for” the nominee must exceed the number of votes cast “against” the nominee).

Under Maryland law, if an incumbent director is not reelected in an uncontested election at a meeting of stockholders at which he or she stands for reelection, then the incumbent director continues to serve as a holdover director until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Our Corporate Governance Guidelines provide that if an incumbent director is not reelected due to his or her failure to receive a majority of the votes cast in an uncontested election, the nominee must promptly tender his or her offer to resign to the Board for its consideration. The Nominating & Governance Committee will consider the offer of resignation and will recommend to the Board whether to accept the offer to resign. The Board will decide whether to accept the offer to resign and will publicly disclose its decision.

The Board unanimously recommends a vote FOR each of the named nominees.

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DIRECTORS AND EXECUTIVE OFFICERS

Background of Directors

This section sets forth certain information concerning the nominees to the Board, all of whom are incumbent directors of the Company. The information presented below regarding each nominee’s specific experience, expertise, qualifications, attributes, and skills led the Board to the conclusion that he or she should serve as a director; additionally, the Board believes that all its director nominees have reputations for integrity, honesty, and adherence to high ethical standards and that each has demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to the Company and the Board.

Name	Age	Position
Joel S. Marcus	75	Executive Chairman and Founder of the Company (29 years with the Company)
Steven R. Hash	58	Lead Director
James P. Cain	65	Director
Cynthia L. Feldmann	70	Director
Maria C. Freire, PhD	68	Director
Richard H. Klein	67	Director
Michael A. Woronoff	62	Director

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DIRECTORS AND EXECUTIVE OFFICERS (continued)

Joel S. Marcus, JD, CPA, is the full-time Executive Chairman and Founder of Alexandria, a REIT that pioneered life science real estate from a specialty niche to a mainstream asset class and today is the preeminent and longest-tenured owner, operator, and developer uniquely focused on collaborative life science, agtech, and technology campuses in AAA innovation cluster locations. Prior to April 2018, Mr. Marcus served as the Company’s Chairman, Chief Executive Officer, and President. Since co-founding the Company in 1994 as a garage startup with $19 million in Series A capital, he has led the remarkable growth of Alexandria into an S&P 500® company that as of December 31, 2022 has a total equity capitalization of $24.9 billion, which ranks in the top 10% among all publicly traded U.S. REITs. Alexandria, which celebrated its 25th anniversary as an NYSE listed company in May 2022, has a total stockholder return exceeding 1,670% as of December 31, 2022. During Mr. Marcus’s 29 years leading Alexandria, he has built a best-in-class company with a unique mission and a multifaceted business platform that continue to distinguish Alexandria from all other REITs. Guided by Alexandria’s important mission to advance human health, Mr. Marcus established four strategic verticals encompassing real estate, venture investments, thought leadership, and corporate responsibility that together catalyze life-changing innovation and drive positive change for the benefit of human health and society.

Mr. Marcus has accelerated Alexandria’s extraordinary growth through the exceptional execution of its visionary ecosystem-building and cluster development strategy in key locations, including Greater Boston, the San Francisco Bay Area, New York City, San Diego, Seattle, Maryland, and Research Triangle. Mr. Marcus also founded and continues to lead Alexandria Venture Investments, the company’s strategic venture capital platform. Since the platform’s inception in 1996, it has actively invested in disruptive life science companies as well as promising agrifoodtech, climate innovation, and technology companies that are advancing new, transformative therapeutic modalities and platforms to meaningfully improve human health. Mr. Marcus introduced the Company’s thought leadership vertical in 2011 when he co-founded the renowned Alexandria Summit®. Established to serve as a highly collaborative neutral platform, the Alexandria Summit convenes a preeminent network of visionary stakeholders to explore critical fields in healthcare and leverage its powerful collective voice to foster impactful collaborations and shape policy. Mr. Marcus also leads Alexandria’s pioneering social responsibility initiatives, which aim to develop and implement long-term, scalable solutions to some of society’s most urgent challenges, including disease and other threats to human health, hunger and food insecurity, deficiencies in support services for the military and their families, opioid addiction, educational disparities, homelessness, and the mental health crisis. To reverse the trajectory of the opioid epidemic, Mr. Marcus and Alexandria partnered with Verily, an Alphabet company, to pioneer OneFifteen, an innovative, data-driven non-profit healthcare ecosystem providing the full continuum of evidence-based care to help people live healthy, addiction-free lives. His significant philanthropic contributions have been widely recognized, and in September 2021, Mr. Marcus was honored by the 9/11 Memorial & Museum for Distinction in Civic Engagement and Renewal.

Prior to co-founding Alexandria, Mr. Marcus had an extensive legal career specializing in corporate finance and capital markets, venture capital, and mergers and acquisitions. During that time, he acquired expertise in the biopharmaceutical industry and was one of the principal architects of Kirin-Amgen, Inc., the trailblazing joint venture established in 1984. He was also a practicing certified public accountant and tax manager with Arthur Young & Co., where he focused on the financing and taxation of REITs. Mr. Marcus serves on the boards of directors of Applied Therapeutics, Inc. (NASDAQ: APLT), Frequency Therapeutics, Inc. (NASDAQ: FREQ), and Intra-Cellular Therapies, Inc. (NASDAQ: ITCI). He also served as a director of Atara Biotherapeutics, Inc. (NASDAQ: ATRA), a clinical-stage biopharmaceutical company, from 2014 to 2019, and MeiraGTx Holdings plc (NASDAQ: MGTX), a clinical stage gene therapy company, from 2015 to 2022.

Mr. Marcus was named one of Real Estate Forum’s 2017 Best Bosses in commercial real estate and was previously a recipient of the EY Entrepreneur Of The Year Award (Los Angeles – Real Estate). He received his undergraduate and Juris Doctor degrees from the University of California, Los Angeles.

Mr. Marcus’s qualifications to serve on the Board include his 50 years of experience in the real estate, life science, and agtech industries, including three years as the Company’s Chief Operating Officer prior to the Company’s initial public offering in May 1997, 21 years of operating experience as the Company’s Chief Executive Officer, and five years as the Executive Chairman. Since 1994, Mr. Marcus has accumulated over 29 years of experience serving as a director of the Company. He was also Vice Chairman of the Board from the Company’s inception until his election as Chairman of the Board.

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DIRECTORS AND EXECUTIVE OFFICERS (continued)

Steven R. Hash has served as a director since December 2013 and has served as Lead Director since March 2016. Mr. Hash is the prior President and Chief Operating Officer, and Co-Founder of Renaissance Macro Research, LLC, an equity research and trading firm focused on macro research in the investment strategy, economics, and Washington policy sectors, which he co-founded in 2012 and for which he served as the President and Chief Operating Officer until April 2020, and as a consultant until December 2020. Between 1993 and 2012, Mr. Hash held various leadership positions with Lehman Brothers (and its successor, Barclays Capital), including Global Head of Real Estate Investment Banking from 2006 to 2012, Chief Operating Officer of Global Investment Banking from 2008 to 2011, Director of Global Equity Research from 2003 to 2006, Director of U.S. Equity Research from 1999 to 2003, and Senior Equity Research Analyst from 1993 to 1999. From 1990 to 1993, Mr. Hash held various positions with Oppenheimer & Company’s Equity Research Department, including senior research analyst. He began his career in 1988 as an auditor for the accounting and consulting firm of Arthur Andersen & Co. He has served as a director of The Macerich Company (NYSE: MAC) since May 2015 (and is currently Non-Executive Chairman of the board), as the lead director of Nuveen Global Cities REIT, Inc., a non-traded REIT, since January 2018, and as a director of DiamondPeak Holdings Corp. (NASDAQ: DPHC) from February 2019 to October 2020. Mr. Hash received a Bachelor of Arts degree in Business Administration from Loyola University and a Master of Business Administration degree from the Stern School of Business at New York University.

Mr. Hash’s qualifications to serve on the Board include his financial expertise and extensive knowledge of the real estate industry, which he acquired from various positions, including his former positions as Global Head of Real Estate Investment Banking with Lehman Brothers (and its successor, Barclays Capital) and President and Chief Operating Officer of Renaissance Macro Research, LLC.

Ambassador James P. Cain has served as a director since December 2015. He is the Managing Partner of Cain Global Partners, LLC, a company that provides a vital link between the developed and emerging markets of the world by utilizing its network of diplomatic, political, and corporate resources. As a partner at Cain Global Partners, Ambassador Cain works with North American and European companies to expand their operations into international markets (such as Asia, Latin America, Eastern Europe, and the Middle East), as well as to support economic development and public policy interests. His career has spanned the fields of leadership, law, business, sports, and international diplomacy, and he has mastered the skills of building lasting relationships as well as strong ecosystems. Ambassador Cain’s unique combination of expertise and passion for business and leadership has been instrumental in his role in developing the Research Triangle Park innovation cluster. For 20 years, Ambassador Cain was a partner at the international law firm of Kilpatrick Townsend & Stockton LLP (formerly known as Kilpatrick Stockton), where he co-founded the firm’s Raleigh office in 1985. He continues to serve as counsel to Kilpatrick Townsend & Stockton. From 2000 to 2002, Ambassador Cain served as the President and Chief Operating Officer of the NHL Carolina Hurricanes and its parent company, Gale Force Holdings. Later, during his tenure as the U.S. Ambassador to Denmark, a position for which he was nominated by President George W. Bush on June 30, 2005 (to serve until January 2009), Ambassador Cain called upon not only his leadership and relationship-building skills but also his experience from his time working with the Carolina Hurricanes. As Ambassador, he oversaw the 13 agencies of the American government that composed the U.S. Embassy in Copenhagen, where he focused his energies on areas of national security, counter-terrorism, energy security, commerce, and investment. He received his Bachelor of Arts and Juris Doctor degrees from Wake Forest University.

Ambassador Cain’s qualifications to serve on the Board include his extensive leadership and relationship-building skills, which he acquired from various positions, including his current position as managing partner of Cain Global Partners, LLC, his former positions as a partner at Kilpatrick Townsend & Stockton LLP and U.S. Ambassador to Denmark, as well as his broad management, legal, and business experience.

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DIRECTORS AND EXECUTIVE OFFICERS (continued)

Cynthia L. Feldmann has served as a director since March 24, 2022. Since 2005, Ms. Feldmann has served as a director of STERIS PLC (“STERIS”) (NYSE: STE), a provider of infection prevention, decontamination, and health science technologies, products, and services, and she currently serves as chair of STERIS’s nominating and governance committee and a member of its audit committee, which she previously chaired. Since 2017, Ms. Feldmann has served as a director of UFP Technologies, Inc. (“UFP”) (NYSE: UFPT), a design, engineering, and custom manufacturer of comprehensive solutions for medical devices, sterile packaging, and other highly engineered custom products, and she currently serves as chair of UFP’s audit committee and a member of its nominating committee. Since 2020, Ms. Feldmann has also served as a director of Frequency Therapeutics, Inc. (NASDAQ: FREQ), a clinical-stage biotechnology company, and she currently serves as the chair of its audit committee. From 2013 until present, Ms. Feldmann has served as a director and, until 2021, as chair of the finance committee of Falmouth Academy, an academically rigorous, co-ed college preparatory day school for grades 7-12. From 2003 to 2018, Ms. Feldmann served as a director of Hanger, Inc. (“Hanger”) (NYSE: HNGR), a provider of orthotic and prosthetic services and products, and the largest orthotic and prosthetic managed care network in the United States. Ms. Feldmann chaired Hanger’s audit committee and served on its compensation committee and quality and technology committee. Ms. Feldmann also previously served as a director of HeartWare International, Inc. (“HeartWare”), a medical device company, from 2012 until its acquisition by Medtronic in August 2016. Ms. Feldman chaired HeartWare’s audit committee and served on its compensation committee and quality and technology committee. From 2012 to 2013, Ms. Feldmann served as a director of Atrius Health, a non-profit organization comprising six leading Boston area physician groups representing more than 1,000 physicians serving nearly 1 million adult and pediatric patients. From 2006 to 2009, Ms. Feldmann served as a director of Hayes Lemmerz International Inc. (“Hayes”), a worldwide producer of aluminum and steel wheels for passenger cars, trucks, and trailers and a supplier of brakes and powertrain components. Ms. Feldmann chaired Hayes’ audit committee. She was the President and Founder of Jetty Lane Associates, a consulting firm, from 2005 until 2012. Ms. Feldmann previously served as Business Development Officer at Edwards Angell Palmer & Dodge LLP, a Boston-based law firm, with a specialty in serving life sciences companies. From 1994 to 2002, she was a Partner at KPMG LLP, holding various leadership roles in the firm’s Medical Technology and Healthcare & Life Sciences industry groups. Ms. Feldmann also served as National Partner-in-Charge of the Life Sciences practice for Coopers & Lybrand (now PricewaterhouseCoopers LLP (“PwC”)) from 1989 to 1994, among other leadership positions held during her 19-year career with the firm. Ms. Feldmann was a founding board member of MassMEDIC, a Massachusetts trade association for medical technology companies, where she also served as treasurer and board member of the executive committee during her tenure from 1997 to 2001. Ms. Feldmann is a retired CPA and holds a Masters Professional Director Certification from the American College of Corporate Directors.

Ms. Feldmann’s qualifications to serve on the Board include her particular knowledge and experience in accounting, finance, and capital markets, as well as her public company experience particularly in the medical device industry.

Richard H. Klein, CPA, has served as a director since December 2003. Mr. Klein has a diverse background spanning more than 30 years as a senior advisor to a variety of domestic and international businesses, with a particular focus on real estate organizations. He currently serves as Chief Financial Officer of Industrial Realty Group, LLC, a privately held owner and developer of commercial and industrial properties with a 110 million SF portfolio located throughout the United States. From 2012 to 2015, Mr. Klein served as an independent business consultant. In 2003, Mr. Klein founded Chefmakers Cooking Academy LLC, which provided culinary education services and experiences and for which he served as Chief Executive Officer through 2011. From 1984 to 2000, Mr. Klein was with Ernst & Young LLP and a predecessor firm, Kenneth Leventhal & Company. From 1978 to 1983, Mr. Klein provided tax consulting and auditing services for PwC. At these firms, Mr. Klein served in a variety of capacities, including as partner in the REIT Advisory Practice, the Financial Restructuring and Insolvency Practice, and the Public Relations and Practice Development Department. Mr. Klein is a certified public accountant in the State of California. He received his Bachelor of Science degree in Accounting and Finance from the University of Southern California.

Mr. Klein’s qualifications to serve on the Board include his extensive experience and knowledge of the real estate industry, and REITs in particular, and the accounting and financial expertise he developed as a certified public accountant and partner of Ernst & Young LLP.

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DIRECTORS AND EXECUTIVE OFFICERS (continued)

Maria C. Freire, PhD, has served as a director since April 2012. From November 2012 until September 2021, Dr. Freire served as the President and Executive Director, and a member of the board of directors, of The Foundation for the National Institutes of Health (“FNIH”), a Congressionally authorized independent organization that draws together the world’s foremost researchers and resources in support of the mission of the National Institutes of Health (“NIH”). Prior to her appointment to the FNIH, Dr. Freire was the President and a member of the board of directors of the Albert and Mary Lasker Foundation, a non-profit organization that bestows the Lasker Awards in basic and clinical science and advocates for medical research. From 2001 to 2008, Dr. Freire served as President and Chief Executive Officer of the Global Alliance for TB Drug Development, a public-private partnership that develops better, faster-acting, and affordable drugs to fight tuberculosis. An expert in technology commercialization, she directed the Office of Technology Transfer at the NIH from 1995 to 2001 and served as a commissioner on the World Health Organization’s Commission on Intellectual Property Rights, Innovation and Public Health. Dr. Freire obtained her Bachelor of Science degree from the Universidad Peruana Cayetano Heredia in Lima, Peru, and her PhD in Biophysics from the University of Virginia; she completed post-graduate work in Immunology and Virology at the University of Virginia and the University of Tennessee. She is currently a director at Exelixis, Inc. (NASDAQ: EXEL), Biogen (NASDAQ: BIIB), and Koneksa Health Inc. She has previously served on the Science Board of the Food and Drug Administration and as a member of the Commission on a Global Health Risk Framework for the Future of the Institute of Medicine, among others. Her awards include the Department of Health and Human Services Secretary’s Award for Distinguished Service, the Arthur S. Flemming Award, the Bayh-Dole Award, the 2017 Washington Business Journal’s “Women Who Mean Business” Award, the 2017 Gold Stevie Award for “Woman of the Year,” and NonProfit PRO’s 2019 “Executive of the Year” Award. Dr. Freire is a member of the U.S. National Academy of Medicine and the Council on Foreign Relations.
Dr. Freire’s qualifications to serve on the Board include her technical scientific expertise and her broad base of experience in the pharmaceutical and biotechnology industries, including her extensive experience in technology commercialization. In addition, her involvement with a wide range of not-for-profit medical research organizations provides her with a wealth of relationships in the medical research community, as well as a user’s perspective on the needs of major research organizations in key industry sectors within the Company’s tenant base.

Michael A. Woronoff has served as a director since July 2017. Mr. Woronoff is currently a Partner at Kirkland & Ellis LLP. He advises clients on a variety of corporate and securities law matters, including SEC reporting obligations, corporate governance, and strategic alliances. In 2021, the Daily Journal named him one of the “Top 100 Lawyers in California” for the ninth time. Prior to joining K&E in 2019, he was a partner at Proskauer Rose LLP, head of Proskauer’s Los Angeles office, co-head of its international PEMA group, and a member of the firm’s executive committee. Prior to joining Proskauer in 2004, Mr. Woronoff co-founded and was a principal of Shelter Capital Partners, a Southern California-based private equity fund that invested in technology and technology-enabled businesses at all stages of development. Prior to joining Shelter in 2000, Mr. Woronoff was a partner of Skadden, Arps, Slate, Meagher & Flom LLP, where he practiced corporate and securities law for 15 years. For over 20 years, he has been an adjunct at UCLA’s School of Law, where he developed and teaches “Venture Capital and the Start-Up Company.” Mr. Woronoff also serves as a director and chair of the finance committee of the non-profit Alliance College-Ready Public Schools Foundation; a member of the Board of Governors of Cedars-Sinai, a non-profit academic healthcare organization; and a member of the Dean’s Advisory Council of the Mitchell E. Daniels, Jr. School of Business at Purdue University. He received a Juris Doctor degree from the University of Michigan Law School and both a Master of Science in Industrial Administration and a Bachelor of Science in Industrial Management from Purdue University.

Mr. Woronoff’s qualifications to serve on the Board include his management and financial expertise and extensive knowledge of the corporate and securities law, SEC reporting, corporate governance, and strategic alliances, which he acquired from various positions, including his current position as a partner of K&E, and his former positions as a principal of Shelter and as a partner of both Proskauer and Skadden. He has also served on the boards of directors of several start-up and emerging companies, including AccessDNA, TransDimension, and u-Nav Microelectronics.

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DIRECTORS AND EXECUTIVE OFFICERS (continued)
Background of Executive Officers

This section sets forth information regarding our executive officers as of April 14, 2023.

Name	Age	Position	Years With the Company
Joel S. Marcus	75	Executive Chairman and Founder	29
Peter M. Moglia	56	Chief Executive Officer and Co-Chief Investment Officer	25
Dean A. Shigenaga	56	President and Chief Financial Officer	22
Daniel J. Ryan	57	Co-Chief Investment Officer and Regional Market Director – San Diego	20	(2)
Hunter L. Kass	40	Executive Vice President – Regional Market Director – Greater Boston	5
Vincent R. Ciruzzi	60	Chief Development Officer	26
Lawrence J. Diamond	64	Co-Chief Operating Officer and Regional Market Director – Maryland	24
Joseph Hakman	52	Co-Chief Operating Officer and Chief Strategic Transactions Officer	16
John H. Cunningham	62	Executive Vice President – Regional Market Director – New York City	16
Jackie B. Clem	54	General Counsel and Secretary	17
Marc E. Binda	47	Executive Vice President – Finance and Treasurer	18
Andres R. Gavinet	54	Chief Accounting Officer	10
Gary D. Dean	51	Executive Vice President – Real Estate Legal Affairs	18
Orraparn C. Lee	40	Executive Vice President – Accounting	13
Kristina A. Fukuzaki-Carlson	48	Executive Vice President – Business Operations	17
Madeleine T. Alsbrook	40	Executive Vice President – Talent Management	11
(1)Including eight years with Veralliance Properties, Inc., certain assets of which were acquired by the Company in 2010.

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DIRECTORS AND EXECUTIVE OFFICERS (continued)

Joel S. Marcus – See “Background of Directors” above.

Peter M. Moglia has served as Chief Executive Officer since July 2022 and as Co-Chief Investment Officer since May 2018. Mr. Moglia served as Co-Chief Executive Officer from April 2018 through July 2022 and as Chief Investment Officer from January 2009 through April 2018 and has been serving the Company in many important capacities since April 1998. From April 2003 through December 2008, Mr. Moglia was responsible for the management of the Company’s Seattle region asset base and operations. From 1998 to 2003, Mr. Moglia’s responsibilities were focused on underwriting, acquisitions, and due diligence activities. Prior to joining the Company, Mr. Moglia served as an Analyst for Lennar Partners, Inc., a diversified real estate company, where his responsibilities included underwriting and structuring direct and joint venture real estate investments. Mr. Moglia began his real estate career in the Management Advisory Services group within the Kenneth Leventhal & Co. Real Estate Group, where he spent six years providing valuation, feasibility, financial modeling, and other analytical services to real estate developers, financial institutions, pension funds, and government agencies. Mr. Moglia received his Bachelor of Arts degree in Economics from the University of California, Los Angeles.

Dean A. Shigenaga, CPA, has served as President since January 2021 and Chief Financial Officer since December 2004. Mr. Shigenaga previously served as Co-President from April 2018 to January 2021, Executive Vice President from May 2012 to April 2018, as Treasurer from March 2008 to April 2018, and in other capacities from December 2000 to December 2004. During his tenure, Mr. Shigenaga has achieved one of the strongest and most flexible balance sheets in the REIT industry. Under his leadership, the Company earned its investment-grade credit ratings from S&P Global Ratings and Moody’s Investors Service, which as of December 31, 2022 continue to rank in the top 10% of credit ratings among all publicly traded REITs. Mr. Shigenaga established the Company’s premier reporting practices that have earned national recognition, as evidenced by seven Nareit Investor Communications and Reporting Excellence Awards received by the Company over the past eight years, including six Gold Awards received since 2015 — the most Gold Awards earned by any equity REIT. In addition, Mr. Shigenaga has led the Company’s issuance of green bonds aggregating $3.2 billion since 2018, and he continues to be a key leader of cyber risk oversight and ESG initiatives.

Prior to joining Alexandria, Mr. Shigenaga was an Assurance and Advisory Business Services Manager in Ernst & Young LLP’s real estate practice. In his role at Ernst & Young, from 1993 through 2000, Mr. Shigenaga provided assurance and advisory services to several publicly traded REITs, over a dozen private real estate companies, and many other public and private companies. In addition to providing audit and attestation services, he assisted clients with services related to initial public offerings, follow-on offerings, debt offerings, and technical research. Mr. Shigenaga has served as a member of Nareit’s Corporate Governance Council and as a member of Nareit’s ESG Task Force. Mr. Shigenaga is a certified public accountant and a member of the American Institute of CPAs. Mr. Shigenaga received his Bachelor of Science degree in Accounting from the University of Southern California.

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DIRECTORS AND EXECUTIVE OFFICERS (continued)

Daniel J. Ryan has served as Co-Chief Investment Officer since May 2018 and as Regional Market Director – San Diego since May 2012. Mr. Ryan previously served the Company as Senior Vice President – Regional Market Director – San Diego & Strategic Operations from June 2010, when the Company acquired certain assets of Mr. Ryan’s company, Veralliance Properties, Inc., to May 2012. During his tenure with the Company, Mr. Ryan has been responsible for the management of the Company’s San Diego region asset base and operations, as well as involvement with developments, redevelopments, joint ventures, financing, leasing, and other strategic opportunities outside the San Diego region. Prior to joining the Company, Mr. Ryan was Chief Executive Officer of Veralliance, a commercial real estate developer, which he founded in 2002. Veralliance owned, managed, developed, and leased an approximately $1 billion portfolio primarily consisting of life science assets in the greater San Diego region. Veralliance had significant institutional equity partners, including a REIT, Prudential Real Estate Investors, and UBS. Prior to 2002, Mr. Ryan worked in the commercial real estate industry in Southern California. He was a founding principal of Pacific Management Services, Inc., a commercial developer focused on value-added transactions in the greater San Diego area, including life science, office, industrial, and multifamily transactions. Mr. Ryan is a board member of Biocom California, a Southern California trade organization, the San Diego Economic Development Corporation, a not-for-profit regional body comprising business, government, and civic leaders committed to maximizing economic growth, and the Policy Advisory Board of the University of San Diego – School of Real Estate. He is also a member of the NAIOP and the Urban Land Institute, both public policy organizations focused on public advocacy of the built environment. Mr. Ryan received his Bachelor of Science degree in Economics, cum laude, from the University of Wisconsin–Madison and was admitted to Omicron Delta Epsilon, the honor society for excellence in achievement in the study of economics.

Hunter L. Kass has served as Executive Vice President – Regional Market Director – Greater Boston since January 2021. Mr. Kass previously served as Senior Vice President – Strategic Market Director – Greater Boston since October 2019 and has been with the Company since 2018. In these roles, Mr. Kass focused on the Company’s strategic growth through leadership of the Greater Boston development team and acquisitions and transactions within the Greater Boston region. Prior to joining the Company, Mr. Kass worked at MIT’s Endowment (“MITIMCo”) as a Senior Investment Associate, then a Senior Real Estate Officer, and ultimately an Associate Director in the Transaction Group of the Direct Real Estate Team. During his six-year tenure at MITIMCo, Mr. Kass was a leader in the team that executed over 1 million square feet of leasing, completed multiple capital market transactions that in total exceeded $2 billion, and supported the entitlement and permitting of several million square feet in Cambridge, Massachusetts. Mr. Kass received his Bachelor of Arts degree from the University of Virginia, a Master of Business Administration from Babson College, and a Master of Science degree from the Center for Real Estate at the Massachusetts Institute of Technology.

Vincent R. Ciruzzi has served as Chief Development Officer since October 2015. Mr. Ciruzzi previously served as Senior Vice President – Construction and Development from June 2000 to October 2015 and as Vice President from September 1996 to June 2000, and was an active participant in the Company’s initial public offering in May of 1997. Since Alexandria’s initial public offering, Mr. Ciruzzi has been responsible for the Company’s domestic and international construction and development operations and services platform. Working with a team of highly skilled professionals, Mr. Ciruzzi has overseen the management of entitlements, design, permits, development, construction, and completion of the Company’s collaborative life science, agtech, and technology campuses. Mr. Ciruzzi is also deeply involved in the Company’s sustainability efforts, construction risk management, capital planning, and project budgeting. In 1993, Mr. Ciruzzi founded a real estate development and consulting business, which provided consulting services to Alexandria from September 1995 until his appointment as Vice President. From 1986 to 1993, Mr. Ciruzzi served as Project Manager for Home Capital Development Group, a real estate development company, where he specialized in project management of master planned communities, including the management of a 2,600-acre mixed-use community, as well as other real estate development opportunities. Mr. Ciruzzi received his Bachelor of Science degree in Finance and Real Estate from the University of Southern California. Mr. Ciruzzi is a key team advocate of Environmental, Social, and Governance, and other sustainability initiatives for the Company.

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DIRECTORS AND EXECUTIVE OFFICERS (continued)

Lawrence J. Diamond has served as Co-Chief Operating Officer since April 2018 and as Regional Market Director – Maryland since July 2005. Mr. Diamond previously served as Vice President – Asset Services, Mid-Atlantic Region from January 2000 to June 2005 and as Assistant Vice President – Asset Services from November 1998 to December 1999. Throughout his tenure with the Company, Mr. Diamond has been responsible for the management of the Company’s Maryland region asset base and operation. From January 1994 to November 1998, Mr. Diamond served as Director of Facility Services for Manor Care, Inc., where he was responsible for management of corporate real estate. From 1980 to 1994, Mr. Diamond’s real estate career was focused on regional Maryland management firms, starting with B.F. Saul Company. He has gained expertise in all phases of property management, accounting, leasing, and construction services. He previously served on Maryland’s Life Sciences Advisory Board. Mr. Diamond received his Bachelor of Science degree in Accounting/Business Administration from Frostburg State University.

Joseph Hakman has served as Co-Chief Operating Officer since July 2020 and as Chief Strategic Transactions Officer since June 2019. Mr. Hakman previously served as Senior Vice President – Strategic Transactions from January 2016 to June 2019, as Vice President – Strategic Transactions from January 2013 to December 2015, as Assistant Vice President – Due Diligence & Financial Analysis from June 2009 to December 2012, and as Senior Director – Due Diligence & Financial Analysis from December 2006 to June 2009. At the Company, Mr. Hakman oversees property acquisitions and dispositions, due diligence activities, financial underwriting, and secured debt placement and contributes to the development of the strategy and business plan for each asset. Before joining the Company, Mr. Hakman was part of the Commercial Real Estate Finance Group at Colliers International. In this capacity, he was responsible for financial and project feasibility analyses, investment sales activities, and commercial real estate transaction structuring. Previously, Mr. Hakman was a Senior Consultant at PwC, where he headed a team that was responsible for performing due diligence with respect to the acquisition of commercial property and the securitization of loan portfolios. Prior to PwC, he was in the asset management division at American Realty Advisors, where he was responsible for the asset management of office, industrial, and land assets nationally. Mr. Hakman received his Bachelor of Science degree in Business Administration from Pepperdine University.

John H. Cunningham has served as Executive Vice President – Regional Market Director – New York City since July 2017. Mr. Cunningham previously served as Senior Vice President – Regional Market Director – New York/Strategic Operations from January 2010 to July 2017, as Senior Vice President – Strategic Operations from January 2009 to December 2009, and as Senior Vice President – Development from January 2007 to December 2008. Mr. Cunningham has more than 30 years of experience in real estate operations, leasing, and development and has completed over 4.5 million SF of development projects, including numerous complex life science and specialized high-tech projects, large build-to-suits, and strategic properties. Prior to joining Alexandria, Mr. Cunningham was at Cambridge Property Group in the Washington, D.C. metropolitan area since 1987, where he became the President of the Development Group in 1995. While at Cambridge, Mr. Cunningham worked closely with Alexandria from 1997 to 2007, acting as a third-party developer on projects in the Mid-Atlantic region of the United States. In addition to operations, leasing, and development, Mr. Cunningham has extensive experience in acquisitions and dispositions of commercial real estate. Prior to Cambridge, Mr. Cunningham was the editor-in-chief of The Pro Review magazine, a publication for professional photographers. He also served as the Vice Chairman of the Board of Trustees for Loudoun Country Day School for six years and has published nine novels. Mr. Cunningham received his Bachelor of Arts degree in International Relations from the University of Maryland.

2023 Proxy Statement	45

DIRECTORS AND EXECUTIVE OFFICERS (continued)

Jackie B. Clem has served as General Counsel and Secretary since July 2020. Ms. Clem previously served as Senior Vice President – Real Estate Legal Affairs and Assistant Secretary from January 2015 to July 2020 and has been with the Company since 2006. Since joining the Company, Ms. Clem has overseen a vast array of complex domestic and international transactions; and has helped to develop and implement protocols and initiatives within the legal department and Company-wide. Ms. Clem has over 20 years of commercial real estate and related legal experience. Ms. Clem previously practiced law in the real estate department of Paul, Hastings, Janofsky & Walker LLP in Los Angeles, where she specialized in acquisitions, dispositions, leasing, development, and other commercial real estate transactions, representing a variety of REITs, regional and national developers, retailers, and institutional investors. Ms. Clem received her Bachelor of Arts degree from the University of California, San Diego and her Juris Doctor degree from the University of California, Los Angeles, and is also a member of the California Bar and LA County Bar Association. Throughout her career, Ms. Clem has been actively involved in a number of community organizations. She helped found Pasadena Education Network, a non-profit organization formed to promote family participation in public education in Pasadena, California and previously served on the board of the Pasadena Educational Foundation.

Marc E. Binda has served as Executive Vice President – Finance and Treasurer since June 2019. Mr. Binda previously served as Senior Vice President – Finance and Treasurer since April 2018, as Senior Vice President – Finance since April 2012, and in other capacities from January 2005 to April 2012. Since joining the Company, Mr. Binda has served in a variety of positions of increasing responsibility within the finance and accounting functions. Mr. Binda oversees the Company’s treasury strategies and risk management, financial projections, capital planning, debt financing, and other capital market transactions and provides business and technical advice on unique and complex real estate, joint venture, and leasing transactions. Prior to joining the Company, Mr. Binda was a Financial Reporting Manager at Watt Centro Management JV, LP (“Watt”), where he was responsible for accounting, finance, and treasury matters, REIT compliance, debt compliance, and U.S. and Australian GAAP reporting. Prior to joining Watt, Mr. Binda was a manager in Ernst & Young LLP’s Real Estate Advisory Business Services group, where he served three publicly traded REITs and other public and private companies. Mr. Binda is a certified public accountant and received his Bachelor of Science degree in Accounting from California Lutheran University.

Andres R. Gavinet has served as Chief Accounting Officer since June 2012. Mr. Gavinet oversees the Company’s accounting and financial reporting functions and the execution of capital market transactions. Prior to joining the Company, Mr. Gavinet was the Chief Accounting Officer at Ares Management, a global alternative asset manager. Previously, Mr. Gavinet served in senior finance and accounting positions in private and public real estate companies, including as Chief Financial Officer at Younan Properties, as Executive Vice President of Finance at Douglas Emmett, Inc., and as Chief Accounting Officer at Arden Realty, Inc. Mr. Gavinet began his career in the Assurance and Advisory Services group within the EY Kenneth Leventhal Real Estate Group, where he spent five years practicing as a certified public accountant and assisting clients with audit and attestation services related to REIT initial public offerings and debt and joint venture compliance. Mr. Gavinet received his Bachelor of Science degree in Accounting from California State University, Northridge.

Gary D. Dean has served as Executive Vice President – Real Estate Legal Affairs since July 2020. Mr. Dean joined the Company in 2004 and served as Senior Vice President – Real Estate Legal Affairs since January 2015 and has been responsible for real estate legal issues related to acquisitions, dispositions, leases, and operational matters. In addition, as FCPA and OFAC compliance officer, Mr. Dean oversees Alexandria’s compliance program and reviews and evaluates compliance issues and concerns within the organization. Mr. Dean has managed Alexandria’s vendor contracting process and is a key legal advisor to the Real Estate Development Legal department. He has over 20 years of commercial real estate and related experience and also previously practiced law at Skadden, Arps, Slate, Meagher & Flom LLP in its Los Angeles and Tokyo offices. While at Skadden, Mr. Dean represented several publicly traded REITs and other institutional clients with investments in hotel, retail, office, residential, and mixed-use projects. Mr. Dean has a Bachelor of Arts degree in Political Science and a Juris Doctor degree from the University of California, Los Angeles.

2023 Proxy Statement	46

DIRECTORS AND EXECUTIVE OFFICERS (continued)

Orraparn C. Lee has served as Executive Vice President – Accounting since March 2022. Ms. Lee previously served as Senior Vice President – Accounting from January 2018 to March 2022 and has been with the Company since October 2009. Since joining the Company, Ms. Lee has been responsible for the oversight of the accounting operations team, including accounting for real estate transactions, joint venture operations, and venture investment portfolio. Throughout her tenure with the Company, Ms. Lee has also been deeply involved in developing controls and processes to assist our business teams with the growth and complexity of the Company. Prior to joining the Company, Ms. Lee was a senior associate in Deloitte’s Real Estate Assurance group, where she served publicly traded REITs and private real estate companies as well as other public and private companies in the financial services industry and non-profit organizations. Ms. Lee is a certified public accountant and received her Bachelor of Arts degree in Economics with a minor in Accounting, cum laude, from the University of California, Los Angeles.

Kristina A. Fukuzaki-Carlson has served as Executive Vice President – Business Operations since March 2022. Ms. Fukuzaki-Carlson previously served as Senior Vice President – Business Operations from January 2016 to March 2022 and has been with the Company since October 2005. Since joining the Company, Ms. Fukuzaki-Carlson has been responsible for leading global efforts associated with the Company’s talent and business operations vision, initiatives, and programs. She has developed and implemented leadership and organizational priorities, ensured the integrity and synergy of Alexandria’s talent and business operations, and effectively cultivated the Company’s human capital. In her latest role, Ms. Fukuzaki-Carlson is responsible for leading the Company’s total rewards and employee wellness programs, overseeing legal compliance, internal processes and procedures, and is a key contributor to the COVID-19 Task Force. She has more than 25 years of experience in the field of human resources, including 17 years at Alexandria. Prior to joining the Company, Ms. Fukuzaki-Carlson spent over 10 years in human resource advisory and business partner roles within companies such as E-Trade Financial, Los Angeles Times, and Toyota Financial Services. She holds SHRM-SCP, SPHR, and CCP designations and has been recognized with the Patriotic Employer Award by the Office of the Secretary of Defense for her upstanding efforts to support our military and their families. Ms. Fukuzaki-Carlson received her Bachelor of Arts degree in Business Administration, with an emphasis in Human Resources Management, from California State University, Fullerton and her Master of Science degree in Human Resources from Chapman University.

Madeleine T. Alsbrook has served as Executive Vice President – Talent Management since March 2022. Ms. Alsbrook previously served as Senior Vice President – Talent since January 2018, as Vice President – Talent Management from August 2015 to January 2018, as Executive Director – Human Resources from January 2013 to August 2015, as Senior Director – Human Resources from July 2012 to January 2013, and as Director – Human Resources from January 2012 to July 2012. In these roles, Ms. Alsbrook has been directly responsible for managing Alexandria’s strategic talent acquisition, growth, and employee development. Ms. Alsbrook also works on Company-wide initiatives to support organizational culture, employee engagement, and retention. Prior to joining Alexandria, Ms. Alsbrook worked as a Human Resources Business Partner for Royal Bank of Canada (“RBC”), where she was responsible for human resources (“HR”) efforts for its Wealth Management business in the UK during a period of rapid expansion. Prior to RBC, Ms. Alsbrook was an HR Advisor for Linklaters LLP in London, where she executed major restructuring efforts for the firm. Ms. Alsbrook holds her Bachelor of Arts degree in Management Studies from the University of Nottingham, UK and her Master of Arts degree in Personnel and Development from the University of Westminster, UK.

2023 Proxy Statement	47

DIRECTORS AND EXECUTIVE OFFICERS (continued)
2022 Director Compensation Table

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)(1)	All Other Compensation ($)	Total ($)
Joel S. Marcus(2)	—		—	—	—
Steven R. Hash(3)	221,000		155,187	37,130	413,317
James P. Cain(3)	185,000		155,187	15,768	355,955
Cynthia L. Feldmann	100,035	(4)	191,870	—	291,905
Maria C. Freire, PhD	165,000		155,187	—	320,187
Jennifer Friel Goldstein(5)	145,000		155,187	—	300,187
Richard H. Klein	165,000		155,187	—	320,187
Michael A. Woronoff(3)	170,000		155,187	40,259	365,446
(1)The dollar value of restricted stock awards set forth in this column is equal to the aggregate fair value at the grant date of January 14, 2022, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”). As of December 31, 2022, our non-employee directors held the following amounts of unvested restricted stock awards and phantom stock units:

Award Type	Steven R. Hash	James P. Cain	Cynthia L. Feldmann	Maria C. Freire	Jennifer Friel Goldstein	Richard H. Klein	Michael A. Woronoff
Unvested restricted stock awards	—	—	1,000	1,231	1,015	1,231	—
Phantom stock units	8,703	3,651	—	—	—	—	9,738
(2)Mr. Marcus, the Company’s Executive Chairman, was an employee of the Company in 2022 and thus received no compensation for his services as director. The compensation received by Mr. Marcus as an NEO of the Company is shown in the “Summary Compensation Table” on page 98.
(3)Amounts presented for Messrs. Hash, Cain, and Woronoff in the “All Other Compensation” column consist of dividends earned in 2022 on their respective phantom stock units deferred under the Company’s Deferred Compensation Plan for Directors.
(4)Ms. Feldmann was elected by the Board to serve as a director on March 24, 2022. This amount represents a prorated amount of the annual cash retainer fee paid to Ms. Feldmann in 2022.
(5)Pursuant to the Company’s Corporate Governance Guidelines, Ms. Goldstein resigned as a director of the Company, effective March 15, 2023, due to a change in her occupation. On March 24, 2023, the Board accepted the resignation of Ms. Goldstein as a director of the Company, effective March 15, 2023.

In determining the form and amount of compensation to be paid to our independent directors in 2022, the Board considered recommendations from FTI Consulting, Inc. (“FTI”). At the end of 2021, the Board reviewed data provided by FTI for the peer group described under “2022 Peer Group” on page 60 and considered industry trends in director compensation to determine the terms of the compensation program for our independent directors in 2022. In 2022, each director other than Mr. Marcus earned an annual cash retainer fee of $110,000, with the exception of Ms. Feldmann who, after being elected to serve on the Board on March 24, 2022, received her annual cash retainer fee on a pro rata basis, and the Lead Director, who earned an additional $50,000 in annual cash fees. Additional fees for various roles were as follows:

	Committee Chair ($)	Committee Member ($)
Audit Committee	35,000	20,000
Compensation Committee	35,000	20,000
Nominating & Governance Committee	35,000	20,000
Science, Agtech & Technology Committee	35,000	20,000
Pricing Committee	N/A	6,000

Incumbent independent directors were also eligible to receive restricted stock awards under the Company’s Amended and Restated 1997 Stock Award and Incentive Plan (the “1997 Incentive Plan”) equal to a fixed-dollar amount of $155,000 divided by the Company’s closing stock price as of the grant date as compensation for their services as directors. These restricted stock awards generally vest over a period of three years. Upon her appointment to our Board on March 24, 2022, Ms. Feldmann received a restricted stock award of 1,000 shares with an aggregate grant date fair value of $191,870, which will vest in their entirety on the second anniversary of her appointment.

In 2016, our stockholders approved a limit on the amount of non-employee director compensation under the 1997 Incentive Plan. The aggregate value of all compensation granted or paid to any individual solely for service as a non-employee director of the Board with respect to any calendar year may not exceed $600,000 in total value, calculating the value of any stock awards based on the grant date fair value of such awards. This limit was not intended to serve as an increase in the annual amount of non-employee director compensation; rather, this action was approved for the purpose of limiting the amount of compensation the Board can approve for non-employee directors each year.

2023 Proxy Statement	48

DIRECTORS AND EXECUTIVE OFFICERS (continued)
Deferred Compensation Plan for Directors

The Company’s Deferred Compensation Plan for Directors (the “DCPD”), established in December 2001, permits non-employee directors to elect to defer receipt of up to 100% of their annual retainer fees, committee chair and member fees, lead director fees, restricted stock awards, and any tax gross-up payments made with respect to restricted stock awards (although the Company does not have a practice of awarding any tax gross-up payments with respect to restricted stock awards).

Any amounts elected to be deferred under the DCPD are converted into phantom stock units based on the then‑current value of our Common Stock at the time such amounts are credited to the non-employee director’s DCPD account. Any phantom stock units attributable to deferrals of restricted stock awards are subject to the same vesting and forfeiture conditions as the deferred restricted stock award, provided, however, that all phantom stock units shall immediately vest in the event of a Change of Control (as defined in the DCPD) or a termination of a non-employee director’s service with us due to death, Disability (as defined in the DCPD), termination without Cause (as defined in the DCPD), or failure without Cause to be renominated or reelected to the Board. Phantom stock units credited to the non-employee director’s DCPD account are adjusted to reflect dividends, stock splits, and similar events impacting our Common Stock. All distributions under the DCPD in settlement of the non-employee director’s phantom stock unit account are paid in the form of an issuance of our Common Stock with the number of shares issued corresponding with the number of phantom stock units to be settled. Any fractional phantom stock units are settled in cash based on the then-current value of our Common Stock.

Non-employee directors generally must make deferral elections under the DCPD during an election period that is prior to the beginning of the plan year in which the related compensation is earned or prior to the beginning of the plan year in which the restricted stock award is granted. Newly eligible directors are permitted to make a deferral election within the first 30 days after becoming eligible to participate in the DCPD with respect to compensation earned during the remainder of the plan year after the election becomes irrevocable.

A non-employee director may elect to receive a distribution in settlement of his or her vested phantom stock unit account under the DCPD on a specified date selected by the non-employee director. If the non-employee director’s service terminates prior to any scheduled distribution date, the entire phantom stock unit account will be immediately settled upon termination. In addition, if a Change of Control occurs prior to any such date specified by the non-employee director for distribution, settlement of any phantom stock units attributable to any amounts that were deferred under the DCPD on or after January 1, 2005 will be made as soon as administratively feasible following the Change of Control.

A non-employee director may elect to receive an early distribution of any vested amounts if he or she experiences an Unforeseeable Emergency (as defined in the DCPD). In addition, a non-employee director may elect to receive an early settlement of phantom stock units attributable to any vested deferrals made to the DCPD prior to January 1, 2005, provided that the number of phantom units to be settled will be equal to 90% of the number of phantom units elected by the non-employee director and the remaining 10% of the phantom units elected by the non-employee director will be forfeited. During 2022, the Company did not credit any additional phantom stock units to participants’ accounts under the DCPD in addition to those related to the compensation deferred by non-employee directors.

2023 Proxy Statement	49

DIRECTORS AND EXECUTIVE OFFICERS (continued)

PROPOSAL 2 — NON-BINDING, ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“Dodd-Frank”) added Section 14A to the Exchange Act, which requires that we provide our stockholders with the opportunity to vote upon, on a non-binding, advisory basis, a resolution to approve the compensation of our NEOs as disclosed in this Proxy Statement in accordance with the SEC’s compensation disclosure rules. At our 2017 annual meeting of stockholders, the stockholders indicated their preference that we solicit this non-binding, advisory vote on the compensation of our NEOs every year. Since then, the Board has adopted a policy consistent with that preference.

This vote is advisory, which means that the vote on executive compensation is not binding on the Company, the Board, or the Compensation Committee. However, both the Board and the Compensation Committee will consider and evaluate the results of the vote together with feedback from stockholders. To the extent there is any significant vote against our NEO compensation as disclosed in this Proxy Statement, the Board and the Compensation Committee will evaluate whether any actions are necessary to address the concerns of stockholders.

The vote on this resolution is not intended to address any specific element of compensation but rather relates to the overall compensation of our NEOs, as described in this Proxy Statement in accordance with the SEC’s compensation disclosure rules. The compensation of our NEOs subject to the vote is disclosed in the Compensation Discussion and Analysis, the compensation tables, and the related narrative discussion contained in this Proxy Statement. As discussed in those disclosures, we believe that our compensation philosophy and decisions support our key business objectives of creating value for, and promoting the interests of, our stockholders.

Accordingly, the Board is asking the stockholders to indicate their support for the compensation of our NEOs as described in this Proxy Statement by casting a non-binding, advisory vote “FOR” the following resolution, which will be presented at the 2023 Annual Meeting:

“RESOLVED, that the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2023 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion, is hereby APPROVED by the stockholders of the Company.”

The affirmative vote of a majority of the votes cast on the matter at the 2023 Annual Meeting will be required to adopt the foregoing resolution.

The Board unanimously recommends a vote FOR Proposal 2.

2023 Proxy Statement	50

PROPOSAL 2 — NON-BINDING, ADVISORY VOTE ON EXECUTIVE COMPENSATION (continued)
Compensation Committee Report on Executive Compensation

The Compensation Committee of the Board of Directors (the “Board”) of Alexandria Real Estate Equities, Inc., a Maryland corporation (the “Company”), has reviewed and discussed with management the Compensation Discussion and Analysis contained in this Proxy Statement. Based on this review and discussion, the Compensation Committee has concluded that the level of named executive officer compensation for 2022 is fair, reasonable, and in the best interests of the Company and has recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated into the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

COMPENSATION COMMITTEE
Steven R. Hash, Chair James P. Cain Richard H. Klein

2023 Proxy Statement	51

PROPOSAL 2 — NON-BINDING, ADVISORY VOTE ON EXECUTIVE COMPENSATION (continued)

10290 Campus Point Drive, University Town Center, San Diego

2023 Proxy Statement	52

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis explains our executive compensation program for 2022 as it relates to our NEOs. For the purposes of this section, we refer to Messrs. Shigenaga, Ryan, Kass, and Ciruzzi as our “Other NEOs.”

Name	Tenure		Current Position
Joel S. Marcus	29		Executive Chairman and Founder
Peter M. Moglia	25		Chief Executive Officer and Co-Chief Investment Officer
Stephen A. Richardson(1)	22		Former Co-Chief Executive Officer
Dean A. Shigenaga	22		President and Chief Financial Officer
Daniel J. Ryan	20	(2)	Co-Chief Investment Officer and Regional Market Director – San Diego
Hunter L. Kass	5		Executive Vice President – Regional Market Director – Greater Boston
Vincent R. Ciruzzi	26		Chief Development Officer
(1)Mr. Richardson resigned from the Company, effective July 31, 2022. He continues to assist the Company as a strategic consultant for internal growth.
(2)Including eight years with Veralliance Properties, Inc., certain assets of which were acquired by the Company in 2010.

We present our Compensation Discussion and Analysis in the following sections:

1.Executive Summary
In this section, we highlight our 2022 corporate performance, certain governance aspects of our executive compensation program, and our stockholder engagement efforts.	Page 54
2.Compensation Governance
In this section, we describe our executive compensation philosophy and process.	Page 58
3.Peer Analysis
In this section, we describe our 2022 Peer Group.	Page 60
4.Key Elements of the Compensation Program
In this section, we describe the material elements of our executive compensation program.	Page 61
5. 2022 Compensation Decisions
In this section, we provide an overview of our Compensation Committee’s executive compensation decisions for 2022 and certain actions taken after 2022 where discussion thereof may enhance the understanding of our executive compensation program.
Page 62
6.Retirement and Benefit Programs
In this section, we describe the Company’s cash balance pension plan, deferred compensation plan, and perquisites and other benefits provided to our NEOs.	Page 94
7.Other Compensation Policies
In this section, we summarize our other compensation policies and review the accounting and tax treatment of compensation and the relationship between our compensation program and risk.	Page 95

2023 Proxy Statement	53

COMPENSATION DISCUSSION AND ANALYSIS – Executive Summary

EXECUTIVE SUMMARY – WHY YOU SHOULD VOTE FOR OUR 2023 SAY-ON-PAY PROPOSAL

The Fundamental Principle That Drives Our Pay Decisions Is to Align Pay With Performance

● The experience, abilities, and commitment of our NEOs (whose tenures with the Company average 21 years) provide the Company with unique skill sets in the business of owning and operating essential real estate for the broad and diverse life science, agtech, and technology industries and therefore have been and will continue to be critical to the Company’s long-term success, including the achievement of each of our key business objectives: profitability, growth in funds from operations (“FFO”) per share and net asset value (“NAV”), and creation of long-term stockholder value.

● Our total stockholder return (“TSR”) of 28.2% for the five-year period ended December 31, 2022 significantly exceeded the average TSR of our nine peers and outperformed TSRs of multiple indices, including the Russell 2000 Index and the FTSE Nareit Equity Office Index.

● As described below, we also had strong growth in FFO per share, diluted, as adjusted, of 8.5% and 21.0%, for the one- and three-year periods ended December 31, 2022, respectively.
● The Compensation Committee believes each NEO’s total annual compensation should vary with the performance of the Company for the year in question and that our executive compensation program, as described below, is directly aligned with our corporate performance.

Pay-for-Performance Philosophy

The fundamental principle that drives pay decisions of the Compensation Committee is to align pay with performance. The experience, abilities, and commitment of our NEOs (whose tenures average 21 years) provide the Company with unique skill sets in the business of owning and operating essential real estate for the broad and diverse life science, agtech, and technology industries and therefore have been and will continue to be critical to the Company’s long-term success, including the achievement of each of our key business objectives: profitability; growth in FFO per share, NAV, and Common Stock dividends per share; and creation of long-term stockholder value. The Compensation Committee believes that our NEOs’ total annual compensation should vary with the Company’s performance and their individual performance for the year in question.

TSR
1 Year Ended		3 Years Ended		5 Years Ended		5/28/97 (IPO) Through
12/31/22		12/31/22		12/31/22		12/31/22
S&P 500	(18.1)%	S&P 500	24.8%	S&P 500	56.9%	ARE	1,673.3%
Russell	(20.4)%	Russell	9.6%	ARE	28.2%	MSCI	684.5%
MSCI	(24.5)%	MSCI	(0.2)%	Russell	22.4%	S&P 500	628.5%
ARE	(32.6)%	ARE	(2.2)%	MSCI	19.9%	Russell	552.9%
Peers	(36.7)%	Peers	(35.9)%	Peers	(21.5)%	Peers	505.0%
FTSE	(37.6)%	FTSE	(37.9)%	FTSE	(30.3)%	FTSE	306.8%
ARE Percentile Ranking(1)
FTSE	76%	FTSE	95%	FTSE	100%	FTSE	100%
Peers	56%	Peers	89%	Peers	89%	Peers	100%
S&P 500	20%	S&P 500	22%	S&P 500	34%	S&P 500	60%

(1)Represents the percentile ranking of Alexandria’s TSR performance among the companies included in the FTSE Nareit Equity Office Index, our 2022 peer group as described under “2022 Peer Group” on page 60, and S&P 500 companies.

ARE: Alexandria Real Estate Equities, Inc.			Russell: Russell 2000 Index
FTSE: FTSE Nareit Equity Office Index			S&P: S&P 500 Index
Peers: Our 2022 Peer Group			MSCI: MSCI U.S. REIT Index
Source: S&P Global Market Intelligence, a part of S&P Global, Inc. | ©2023 | www.snl.com

2023 Proxy Statement	54

COMPENSATION DISCUSSION AND ANALYSIS – Executive Summary (continued)
2022 Strategic Goals and Results

Our primary strategic goals for 2022 were part of a multiyear strategy to deliver significant achievements toward growth in FFO per share, NAV, and Common Stock dividends per share, which we believe has resulted in significant stockholder value, and were as follows:
•Solid operating performance from our core operating asset base, resulting in growth in total revenues, net operating income, and cash flows;
•Disciplined allocation of capital for the development and redevelopment of highly leased new Class A properties in urban innovation cluster submarkets with high barriers to entry, resulting in growth in total revenues, net operating income, and cash flows; and
•Disciplined management of our balance sheet, including further strengthening our long-term capital structure, extending the weighted-average remaining term of outstanding debt, laddering debt maturities, maintaining moderate balance sheet leverage, and maintaining a moderate level of a pipeline of new buildings through ground-up development and redevelopment.

Funds From Operations Per Share(1)	Net Asset Value Per Share(2)	Common Stock Dividends Per Share

Total Stockholder Return(3)
Five Years Ended December 31, 2022

(1)Represents funds from operations per share – diluted, as adjusted. For a definition and a reconciliation from the most directly comparable GAAP measure, see “Non-GAAP Measures and Definitions” under Item 7 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.
(2)Average net asset value estimates by Bank of America Merrill Lynch, Citigroup Global Markets Inc., Evercore ISI, Green Street, and J.P. Morgan Securities LLC.
(3)Assumes reinvestment of dividends. Source: Bloomberg and S&P Global Market Intelligence.

2023 Proxy Statement	55

COMPENSATION DISCUSSION AND ANALYSIS – Executive Summary (continued)
Significant and Proactive Stockholder Engagement

Stockholder Engagement Process

A critical component of the Compensation Committee’s process continues to be its ongoing active engagement with our stockholders. In 2022, we continued our outreach efforts and proactively contacted stockholders holding, in aggregate, 70% of our Common Stock outstanding as of December 31, 2022. The Lead Director, who also serves as the Chair of our Compensation Committee, led these meetings. Additionally, in 2022, we held nearly 95 meetings with investors and analysts, covering a variety of topics, including business trends and strategy, key growth drivers, ESG, corporate governance matters, our executive compensation program, and ways to enhance our disclosures.

We proactively reached out to	We held nearly
stockholders holding in aggregate 70% of our Common Stock	95 meetings with investors and analysts
covering a wide variety of topics, including business trends and strategy, key growth drivers, ESG, corporate governance, and our executive compensation program outstanding as of December 31, 2022

2022 SAY-ON-PAY VOTING RESULTS
The Compensation Committee determined to maintain the core structure of our overall executive compensation program for 2022, having taken into account:
	✓	the strong support demonstrated by our stockholders on our say-on-pay proposal with respect to our 2021 NEO compensation;
In 2022, we received 93% of votes cast “FOR” our 2021 executive compensation program; over the last five years, we received (on average) approximately 93% of votes cast “FOR” our executive compensation program.
	✓	feedback from our stockholders indicating their hesitation to micromanage our business by insisting upon a rigid, formulaic approach for our Other NEOs; and
	✓	the significant changes made to our executive compensation program over the past decade as a result of stockholder engagement.

2023 Proxy Statement	56

COMPENSATION DISCUSSION AND ANALYSIS – Executive Summary (continued)
Significant Changes to Our Executive Compensation Program as a Result of Stockholder Engagement

The following chart describes actions taken during the last several years as a result of our engagement with stockholders:

Category	Actions
Change-in-control vesting of equity awards	Changed from single-trigger vesting to double-trigger vesting of equity awards granted to all NEOs. All currently outstanding equity awards are subject to double-trigger vesting.

Annual incentive performance goals	Reduced the number of goals and made them more formulaic for the Executive Chairman, CEO, and former Co-CEO, and since 2020, incorporated environmental and sustainability measures.

Disclosure of annual incentive corporate performance goals	Disclosed weighting, goals, and actual performance for the Executive Chairman’s, CEO’s, and former Co-CEO’s annual cash incentive awards.

Disclosure of long-term incentive (“LTI”) award for performance goals related to FFO per share
Specific metrics for FFO per share will continue to be disclosed at the end of each performance period and are included below for the grants made to the Executive Chairman, CEO, and former Co-CEO in 2020. We believe that disclosure of such metrics during a three-year performance period would be inappropriate since most REITs provide only annual guidance for FFO per share.

Disclosure of compensation for all NEOs	In addition to disclosures made for the Executive Chairman, CEO, and former Co-CEO, disclosed key performance considerations underlying compensation awarded to the Other NEOs.

Performance-based LTI program for all NEOs
Adopted a performance program whereby each NEO receives an annual LTI award, 50% of which is eligible to vest upon achievement of TSR on a relative basis compared to the constituents of the FTSE Nareit Equity Office Index and 50% of which is eligible to vest upon achievement of TSR on an absolute basis over a three-year performance period. The shares subject to each award are also subject to a one-year holding period after vesting.

Positive Feedback From Stockholders

For our Other NEOs, the Compensation Committee utilizes a holistic approach to annual incentive compensation. The Compensation Committee has, however, continued to consider a more formulaic approach to annual incentive compensation. The Chair of our Compensation Committee has specifically discussed the existing holistic approach with stockholders during our extensive stockholder outreach program. The feedback from stockholders consisted of the following:

•Support for our current compensation program;
•Hesitation to micromanage our business by insisting upon a rigid, formulaic approach; and
•Support for our Compensation Committee’s structuring of our executive compensation program in a manner it believes to be in the best interests of the Company.

We have also received the following positive feedback from stockholders during our ongoing engagement efforts:

•Praise for our stockholder engagement efforts and the changes to our compensation program made as a result of such engagement;
•Praise for our leadership expansion and retention of key personnel, including our NEOs;
•Appreciation for our enhanced disclosures, which we have maintained and expanded in this Proxy Statement;
•Support for our emphasis on long-term performance-based compensation;
•Support for our corporate responsibility efforts and related disclosures; and
•Appreciation for our leadership in ESG.

2023 Proxy Statement	57

COMPENSATION DISCUSSION AND ANALYSIS (continued)
Compensation Governance

Our Compensation Committee

The Compensation Committee consists of three independent directors, Messrs. Hash (Chair), Cain, and Klein. The Compensation Committee administers our executive compensation program and is responsible for reviewing and approving our compensation policies and the compensation paid to our NEOs and other executive officers. The Compensation Committee has incorporated the following market-leading governance features into our executive compensation program:

☑	Stockholder-Friendly Practices We Follow	☒	Stockholder-Unfriendly Practices We Avoid
✓	Maintain a cap on both short-term and long-term incentive compensation payments	☒	Guaranteed bonuses
✓	Impose a one-year post-vesting holding period on certain long-term incentive awards	☒	Excessive perquisites
✓	Include a “double-trigger” change-in-control provision in all equity awards granted to NEOs	☒	Excessive change-in-control or severance payments
✓	Maintain robust director and senior officer stock ownership guidelines	☒	Tax gross-up payments
✓	Maintain hedging and clawback policy	☒	Unrestricted pledging of the Company’s shares
✓	Conduct an annual say-on-pay vote	☒	Hedging or derivative transactions involving the Company’s shares
✓	Mitigate inappropriate risk-taking

Compensation Philosophy

The fundamental principle that drives pay decisions of the Compensation Committee is to align pay with performance. The experience, abilities, and commitment of our NEOs (whose tenures average 21 years) provide the Company with unique skill sets in the business of owning and operating essential real estate for the broad and diverse life science, agtech, and technology industries and therefore have been and will continue to be critical to the Company’s long-term success, including the achievement of each of our key business objectives: profitability; growth in FFO per share, NAV, and Common Stock dividends per share; and creation of long-term stockholder value. The Compensation Committee believes that each NEO’s total annual compensation should vary with the performance of the Company and the performance of the individual for the year in question.

The Compensation Committee believes that our compensation program:

CREATES	ENSURES	SETS	DISTINGUISHES	ALIGNS	REWARDS

incentives for management to support our key business objectives	a prudent use of equity	rigorous performance goals	between short-term and long-term time horizons and objectives	pay with performance	each NEO for accomplishments

Consistent with the Compensation Committee’s pay-for-performance philosophy, the Compensation Committee considers the Company’s financial and operating performance, each NEO’s achievement of predetermined individual performance measures, and market conditions when determining executive compensation. For 2022, the Compensation Committee used a disciplined approach for determining each NEO’s compensation, based on the following general principles:

•Base salary should generally be an important but relatively small portion of total compensation;
•Annual cash incentive awards should be performance-based;
•At least 50% of total annual compensation should be “at risk” compensation in the form of equity in order to align a significant amount of compensation with the interests of the Company’s stockholders;
•A portion of each NEO’s equity compensation should include long-term incentive awards that vest solely upon the achievement of performance conditions; and
•Each NEO’s total compensation should include an evaluation of the officer’s individual performance, position, tenure with the Company, experience, expertise, leadership, management capability, and contribution to profitability; growth in FFO per share, NAV, and Common Stock dividends per share; and long-term stockholder value.

2023 Proxy Statement	58

COMPENSATION DISCUSSION AND ANALYSIS (continued)
As described above, for our Other NEOs, the Compensation Committee has continued to consider a more formulaic approach to annual incentive compensation. The Chair of our Compensation Committee has specifically discussed the existing holistic approach with stockholders during our extensive stockholder outreach program. The feedback from stockholders consisted of the following:

•Support for our current compensation program;
•Hesitation to micromanage our business by insisting upon a rigid, formulaic approach; and
•Support for our Compensation Committee’s structuring of our executive compensation program in a manner it believes to be in the best interests of the Company.
For 2022, our Compensation Committee continued to take the same comprehensive and holistic approach that has been successful and that it believes has led to retaining the team of NEOs with significant tenure with the Company who have been and will continue to be critical to our long-term success.

The key attributes of this approach are as follows:

•Holistic review — The Compensation Committee performs a holistic review of each NEO’s performance and does not assign specific weights to any particular factor.
•Reflection of corporate and individual performance — Compensation is not based on a rigid formula but reflects individual and corporate performance; each NEO’s total annual compensation varies with the Company’s performance for the year in question.
•Effective retention — Each NEO has unique skill sets in the business of owning and operating essential real estate for the broad and diverse life science, agtech, and technology industries. These skills are easily transferable to a variety of direct competitors, as well as other businesses. However, our NEOs’ tenures with the Company average 21 years, which our Compensation Committee attributes, in part, to an effective executive compensation program.
Role of the Compensation Consultant
The Company continued in 2022 to engage FTI, an external compensation consultant that specializes in the real estate industry and has been engaged by the Company for several years to review our executive compensation program and, if appropriate, to recommend changes to ensure a fair, reasonable, and balanced compensation program for our NEOs that motivates and rewards performance while closely aligning the interests of our NEOs with those of our stockholders. FTI also reviewed the Company’s disclosure of various compensation and benefits payable to each NEO upon certain termination events and provided compensation data and recommendations to the Board. The Compensation Committee has considered and assessed all relevant factors, including but not limited to those set forth in Rule 10C-1(b)(4)(i) through (vi) under the Exchange Act, that could give rise to a potential conflict of interest with respect to FTI’s work. The Compensation Committee determined, based on its analysis of these factors, that the work of FTI, and the individual compensation advisors employed by FTI as compensation consultants, does not create any conflict of interest.
Role of Our Named Executive Officers
Mr. Marcus reviews in depth the performance of our CEO and the Other NEOs with the Compensation Committee and makes compensation recommendations to the Compensation Committee for its review and final determination. The NEOs and the Company’s finance and talent management teams provide market and Company-specific information to the Compensation Committee that is used in determining each NEO’s compensation in light of the Company’s relative and absolute performance and individual contributions.

2023 Proxy Statement	59

COMPENSATION DISCUSSION AND ANALYSIS (continued)
Peer Analysis

2022 Peer Group

The Compensation Committee gathers and reviews information about the compensation program and processes of other publicly traded REITs as an informal “market check” of compensation practices, salary levels, and target incentive levels. In reviewing this information, the Compensation Committee considers whether its compensation decisions are consistent with market practices. The Compensation Committee evaluates compensation primarily on the corporate objectives discussed above under “Compensation Philosophy” on page 58, with a comparison to peers being just one of the factors considered.

In selecting a peer group, the Compensation Committee focused first on our direct competitors, which are the REITs that own office/laboratory properties. Because we only had four direct competitors in our complex real estate asset class, the Compensation Committee next added REITs with which we compete for talent, acquisitions, and tenants, and whose total assets, total revenues, and equity capitalization are generally no less than 0.5 times and generally no greater than 2.5 times ours. Our peer group for 2022 (our “2022 Peer Group”) consisted of the following companies:

●	Boston Properties, Inc.*^	●	Hudson Pacific Properties, Inc.**	●	Prologis, Inc.**^
●	Douglas Emmett, Inc.**	●	Kilroy Realty Corporation*	●	SL Green Realty Corp.**
●	Healthpeak Properties, Inc.*^	●	Paramount Group, Inc.**	●	Ventas, Inc.*^
*    Direct competitor (peer company that owns office/laboratory properties).
**    Indirect competitor (peer company with which we compete for talent, acquisitions, and tenants).
^    S&P 500 REIT.

2022 Alexandria Rankings Relative to Our 2022 Peer Group

0
20
40
60
80
100
Total Assets (1)
89th Percentile
Total Revenues (2)
67th Percentile
Equity Capitalization (1)
89th Percentile
FFO Per Share, as Adjusted (3-Year Growth) (3) (4)
89th Percentile
FFO Per Share, as Adjusted (Multiple) (2) (4)
89th Percentile
Adjusted EBITDA Margin (2) (4)
89th Percentile
Cash Same Property NOI Growth (4)
100th Percentile
Investment-Grade Tenants Among Top 10 Tenants (5)
100th Percentile
= Alexandria's position

(1)As of December 31, 2022.
(2)For the year ended December 31, 2022.
(3)For the year ended December 31, 2022, compared to the year ended December 31, 2019.
(4)For information on the Company’s definitions and reconciliations from the most directly comparable GAAP measures, see “Non-GAAP Measures and Definitions” under Item 7 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.
(5)Based on top 10 tenants that are investment-grade or publicly traded large cap companies, as reported by the Company and each company in our 2022 Peer Group as of December 31, 2022.

2023 Proxy Statement	60

COMPENSATION DISCUSSION AND ANALYSIS (continued)
Key Elements of the Compensation Program

Our executive compensation program consists of three principal components, summarized in the table below, that we believe together emphasize long-term performance and creation of long-term stockholder value. The percentages in the table below reflect the actual cash incentives paid and the grant date fair value of equity awards, in each case as reported in our “Summary Compensation Table” for 2022 on page 98.

Compensation		What We Pay[1]		Why We Pay It

FIXED	Short-Term	Base Salary	●	The Compensation Committee views base salary as the fixed compensation paid for ongoing performance throughout the year and required to attract, retain, and motivate Company executives.
			●	The base salaries of our NEOs are determined in consideration of their position, responsibilities, personal expertise, and experience, as well as the prevailing base salaries at the Company and elsewhere for similar positions.
			●	NEOs are eligible for periodic increases in their base salary as a result of Company performance and NEO performance, including leadership, contribution to Company goals, and stability of operations.

AT-RISK	Mid-Term	Annual Cash Incentive Awards[2]	●	Annual cash incentives for our NEOs reflect the Compensation Committee’s belief that a significant portion of the annual compensation of each NEO should be “at risk” and therefore contingent upon the performance of the Company, as well as the individual contribution of each NEO.

			●	Annual cash incentives further align our NEOs’ interests with those of stockholders and help the Company attract, retain, and motivate executive talent.
●
Annual cash incentives awarded to the Executive Chairman and the CEO are subject to a maximum of 225% of their respective base salaries, and annual cash incentives awarded to the Other NEOs are subject to a maximum of 300% of their respective base salaries.

	Long-Term	Restricted Stock Awards	●	Equity compensation is designed to align the interests of NEOs and other employees with the interests of stockholders through growth in the value of the Company’s Common Stock.
			●	As determined by the Compensation Committee, the Company awards restricted stock as long-term incentives to motivate, reward, and retain NEOs and other employees.
			●	Restricted stock awards are utilized because their ultimate value depends on the performance of the Company’s future stock price, which provides motivation through variable “at risk” compensation and direct alignment with stockholders.
			●	A portion of each NEO’s compensation includes long-term incentive awards that vest solely upon the achievement of performance conditions.
			●	Regular long-term equity grants ensure competitive compensation opportunities.
(1)In July 2022, Stephen A. Richardson, our former Co-Chief Executive Officer, tendered his resignation from all his positions with the Company. Mr. Richardson’s compensation is excluded from the results presented in the table above.
(2)Refer to “Summary Compensation Table” on page 98 for the detail of each NEO’s annual cash incentive award.

= Executive Chairman and CEO
= Other NEOs

2023 Proxy Statement	61

COMPENSATION DISCUSSION AND ANALYSIS (continued)
2022 Compensation Decisions

Base Salaries

The base salary for each NEO is determined by the Compensation Committee. The Compensation Committee decides whether to adjust compensation based on a wide range of factors relating to both corporate and individual performance. For 2022, the Compensation Committee approved the following base salaries:

Name	Position	2022 Base Salary		2021 Base Salary	% Increase(1)
Joel S. Marcus	Executive Chairman and Founder	$1,165,000		$1,105,000	5.4%
Peter M. Moglia	Chief Executive Officer and Co-Chief Investment Officer	$725,000		$690,000	5.1%
Stephen A. Richardson	Former Co-Chief Executive Officer	$725,000	(2)	$690,000	N/A
Dean A. Shigenaga	President and Chief Financial Officer	$695,000		$655,000	6.1%
Daniel J. Ryan	Co-Chief Investment Officer and Regional Market Director – San Diego	$695,000		$650,000	6.9%
Hunter L. Kass	Executive Vice President – Regional Market Director – Greater Boston	$565,000		$500,000	13.0%
Vincent R. Ciruzzi	Chief Development Officer	$570,000		$540,000	5.6%

(1)Base salary increase reflected cost-of-living adjustment. Mr. Kass’s base salary increase also reflected his increased scope of responsibilities and internal pay equity considerations.
(2)Represents base salary for the full year 2022. In July 2022, Stephen A. Richardson tendered his resignation from all his positions with the Company. For his services as a Co-CEO of the Company during 2022 through July 31, 2022, Mr. Richardson received $418,091 in base salary, which represents a prorated amount of his base salary for the full year 2022 indicated in the table above.

1165 Eastlake Avenue East, Lake Union, Seattle

2023 Proxy Statement	62

COMPENSATION DISCUSSION AND ANALYSIS (continued)
Annual Cash Incentive Awards for Executive Chairman, CEO, and Former Co-CEO

Structure and Target Value of Executive Chairman’s, CEO’s, and Former Co-CEO’s 2022 Cash Incentive Awards

The annual cash incentive awards for Messrs. Marcus and Moglia are based upon achievement of predetermined corporate and individual performance goals, where 48% of their annual cash incentive award is based upon the achievement of predetermined corporate performance measures, 12% is based upon the achievement of predetermined environmental and sustainability goals, and 40% is based upon the achievement of predetermined individual performance measures. The Compensation Committee believes this mix is appropriate because it balances the teamwork and common purpose necessary to maximize corporate success while motivating each executive to achieve the individual objectives appropriate for their respective positions, as described in more detail below. Annual cash incentives awarded to our Executive Chairman and our CEO are subject to a maximum of 225% of their respective base salaries. Prior to his July 2022 resignation, Mr. Richardson was eligible to receive an annual cash incentive award pursuant to the same terms described above and below for Messrs. Marcus and Moglia in the same percentages of base salary described below. As a result of Mr. Richardson’s resignation in July 2022, he was not entitled to and did not receive an annual cash incentive award for 2022.

For 2022, Messrs. Marcus and Moglia were eligible for the following threshold, target, and maximum percentages of their base salaries:

		Amount of 2022 Cash Incentive Award

Level	Percentage of Base Salary	Mr. Marcus	Mr. Moglia
Threshold	75%	$873,750	$543,750
Target	150%	$1,747,500	$1,087,500
Maximum	225%	$2,621,250	$1,631,250

The target bonus amounts for our Executive Chairman and CEO are below the average and median of CEOs of companies in our 2022 Peer Group, as disclosed in proxy statements filed by the peer companies in 2022:

Company	Target as a Percentage of Base Salary	Target Bonus	Max as a Percentage of Base Salary	Max Bonus
Boston Properties, Inc.	261%	$2,350,000	392%	$3,525,000
Kilroy Realty Corporation	245%	$3,000,000	367%	$4,500,000
Ventas, Inc.	200%	$2,150,000	360%	$3,870,000
SL Green Realty Corp.	200%	$2,500,000	300%	$3,750,000
Healthpeak Properties, Inc.	200%	$2,300,000	300%	$3,450,000
Hudson Pacific Properties, Inc.	175%	$1,662,500	225%	$2,137,500
Paramount Group, Inc.	150%	$1,650,000	225%	$2,475,000
Prologis, Inc.	150%	$1,500,000	300%	$3,000,000
Douglas Emmett, Inc.	N/A(1)	N/A(1)	N/A(1)	N/A(1)

Average (excluding Alexandria)	198%	$2,139,063	309%	$3,338,438
50th Percentile (excluding Alexandria)	200%	$2,225,000	300%	$3,487,500

(1)Not disclosed by company and therefore excluded from average and median.

2023 Proxy Statement	63

COMPENSATION DISCUSSION AND ANALYSIS (continued)
Corporate Performance Component of Executive Chairman’s and CEO’s 2022 Cash Incentive Awards

Messrs. Marcus’s and Moglia’s employment agreements provide that each is eligible to receive an annual cash incentive award, 60% of which is payable based upon the achievement of rigorous annual corporate performance criteria established by the Compensation Committee (such portion of the annual cash incentive award, the “Corporate Performance Component”). For 2022, the Compensation Committee determined that, with respect to the Corporate Performance Component of Messrs. Marcus’s and Moglia’s annual cash incentive awards, (i) 80% would be based on the achievement of predetermined rigorous corporate performance measures, weighted 50% toward balance sheet management goals and 50% toward profitability and NAV-related goals, and (ii) 20% would be based on the achievement of predetermined environmental and sustainability goals. The following section focuses on the predetermined corporate performance measures, and the section thereafter focuses on the predetermined environmental and sustainability goals.

2022 Corporate Performance Measures: Balance Sheet Management Goals and Profitability and NAV-Related Goals

The corporate performance measures for each category were established based upon a comprehensive review of the Company’s strong multiyear financial and operating performance and 2022 budgets. The 2022 corporate performance goals set by the Compensation Committee included annual balance sheet management, profitability, and NAV-related goals. In setting the threshold, target, and maximum achievement levels for each 2022 corporate performance goal, the Compensation Committee considered, among other things, the Company’s historical performance against the achievement levels previously set for each annual cash incentive award metric, the importance of setting rigorous target achievement levels that meaningfully align with our key business objectives, and our 2022 Peer Group’s relative performance, as compared to the Company’s performance, in 2021 with respect to each annual cash incentive award metric. As shown in the tables on the subsequent pages, the Company was generally required to perform at or above our peer companies’ median performance in 2021 in order for Messrs. Marcus and Moglia to earn a payout at the target achievement level.

Ultimately, the Compensation Committee decided to set the target achievement levels for the 2022 corporate performance goals as described in the following pages for the reasons below:

•Messrs. Marcus and Moglia, as well as our Other NEOs, have continued to consistently generate strong operating and financial year-over-year performance on behalf of the Company, so the Compensation Committee decided to continue setting rigorous yet attainable goals that properly incentivize the achievement of this high level of performance year after year.

•The Compensation Committee’s holistic view of the annual cash incentive award metrics, as well as its strong understanding of how these metrics operate in the aggregate to contribute to both strong financial and operating performance and long-term TSR performance, led the Compensation Committee to conclude that the target achievement level for each performance goal was not only rigorous but also directly aligned with our key business objectives, including stockholder value creation.

•The 2022 corporate performance goals were based, in part, on the following general principles:

•Recognition of consistently strong long-term performance as opposed to strong growth following periods of significant decline in performance;

•Recognition that many other qualitative goals for each NEO also contribute to both strong financial and operating performance and long-term TSR performance (such as the environmental and corporate responsibility initiatives included in our strategic core business verticals disclosed on pages 4–22); and

•Alignment with the strategic goal of maintaining attractive long-term cost of capital to support strategic long-term growth.

2023 Proxy Statement	64

COMPENSATION DISCUSSION AND ANALYSIS (continued)
2022 Balance Sheet Management Goals

The 2022 balance sheet management goals established by the Compensation Committee were strategically aligned with the following objectives:

•Liquidity, net debt to Adjusted EBITDA, fixed-charge coverage ratio, and appropriate execution of capital plan represent key credit considerations for our overall investment-grade credit ratings from Moody’s Investors Service and S&P Global Ratings; and

•Balance sheet management goals are generally based upon December 31, and therefore, goals reflect flexibility to accommodate strategic decisions that may temporarily impact goals for a very narrow point in time. For example, an important real estate acquisition may arise late in the calendar year, and although the acquisition may be strategic and focused on generating long-term value, the timing of the real estate acquisition may result in slight, temporary adjustments to our balance sheet metrics, with no change in our long-term balance sheet management goals.

The following table reflects the threshold, target, and maximum achievement levels established by the Compensation Committee, as well as the relative weighting and actual achievement of each of our 2022 balance sheet management goals. Despite widespread economic and financial stress caused by the COVID-19 pandemic, the Compensation Committee set 2022 goals above our peer companies’ median performance in 2021, as reflected in the following table:

Alexandria’s Actual 2022 Performance

Peers’ 2021 Median Performance
(Target Achievement Level Above Peer Median Performance)

(1)This goal was based upon the strategy to maintain a range of liquidity of one to two years primarily to fund construction and normal debt maturities.
(2)These goals were established to drive improvement in the Company’s credit profile. Net debt to Adjusted EBITDA is calculated using the lower of the three months ended December 31, 2022, annualized, or trailing 12 months. Fixed-charge coverage ratio is calculated using the higher of the three months ended December 31, 2022, annualized, or trailing 12 months.
(3)This goal provided the Compensation Committee with discretion to evaluate how well the executives executed strategic capital decisions through December 31, 2022, taking into consideration appropriate adjustment in strategy to address changes in the financial and debt and equity capital markets, including the balance of pricing, tenure, capital structure, long-term capital alternatives, and maturity profile. For information regarding each NEO’s achievement of this goal in 2022, refer to discussion below under “Goal: Raising capital and further strengthening our long-term capital structure” on page 73.

2023 Proxy Statement	65

COMPENSATION DISCUSSION AND ANALYSIS (continued)
2022 Profitability and NAV-Related Goals

Profitability and NAV-related goals are specific to each performance year and therefore will vary from year to year. Key considerations each year, however, include, among others, key leasing to high-quality tenants, some of which may not be investment-grade rated, occupancy and temporary vacancy during the year related to re-tenanting space, and the volume of contractual lease expirations at the beginning of each year. We also consider the consistency of profitability and NAV over time as opposed to strong growth following periods of significant decline in profitability and NAV.

The 2022 profitability and NAV-related goals established by the Compensation Committee were strategically aligned with the following objectives:

•Recognition that our NEOs have achieved strong operating and financial performance over multiple years, as opposed to outperformance following years of underperformance, and recognition of the need for flexibility to accommodate short-term changes without impacting long-term goals (for example, our tenant roster remains a REIT industry-leading tenant roster, and from time to time, we anticipate a short-term slight reduction in investment-grade tenants);

•High-quality and stable cash flows from a REIT industry-leading, high-quality tenant roster with 48% of annual rental revenue from investment-grade or large equity cap tenants as of December 31, 2022;

•Consistency of same property net operating income growth over multiple years, as opposed to strong growth in one year following periods of significant decline in growth;

•Consistent strong dividend growth with a focus on retaining significant cash flows from operating activities after dividends for reinvestment;

•Adjusted EBITDA margin for the Company that ranks among the top of our 2022 Peer Group and is consistent with the strength of our credit profile; and

•Flexibility in a particular year while maintaining a strong long-term Adjusted EBITDA margin (see our relative ranking among our 2022 Peer Group on page 60).

As discussed above, a critical component of the Compensation Committee’s process continues to be maintaining active ongoing engagement with our stockholders. In early 2022, in its evaluation of annual corporate performance criteria related to our Executive Chairman’s and CEO’s annual cash incentive awards for performance year 2022, the Compensation Committee considered the feedback received from our stockholder outreach discussions in 2021. As a result, the Compensation Committee refined certain profitability and NAV-related performance goals for 2022 to avoid potential duplication of the performance goals while maintaining a formulaic approach to the revised components.

2023 Proxy Statement	66

COMPENSATION DISCUSSION AND ANALYSIS (continued)
The following table reflects the threshold, target, and maximum achievement levels established by the Compensation Committee, as well as the relative weighting and actual achievement of each of our 2022 profitability and NAV-related goals. The Compensation Committee set 2022 goals above our peer companies’ median performance in 2021, as reflected in the following table:

Alexandria’s Actual 2022 Performance

Peers’ 2021 Median Performance
(Target Achievement Level Above Peer Median Performance)

(1)This metric is not disclosed by peers, and therefore our peers’ 2021 median performance is not provided.
(2)This goal was established to maintain our REIT industry-leading percentage. Investment-grade or publicly traded large cap tenants represent tenants that are investment-grade or publicly traded companies with an average daily market capitalization greater than $10 billion for the 12 months ended December 31, 2022, as reported by Bloomberg Professional Services.

2023 Proxy Statement	67

COMPENSATION DISCUSSION AND ANALYSIS (continued)
2022 Environmental and Sustainability Goals

As discussed above, the remaining 20% of the Corporate Performance Component of Messrs. Marcus’s and Moglia’s 2022 annual cash incentive awards is based on the achievement of predetermined environmental and sustainability goals. Specifically, our Compensation Committee established the following goals for these NEOs’ 2022 annual cash incentive awards, which were designed to further our sustainability mission of making a positive impact on society by developing and operating efficient and healthy buildings, mitigating GHG emissions and climate risk, and advancing human health and nutrition.

	2022 Environmental and Sustainability Goals	Alexandria’s Actual 2022 Performance

	Continued pursuit of LEED certification for new Class A development and redevelopment properties	During 2022, we increased the number of properties certified or pursuing LEED certifications by 7%.

Continued progress on overall 2025 quantitative environmental goals, as first outlined in the Company’s 2021 Environmental, Social & Governance Report, with a focus on the management of carbon emissions, energy consumption, potable water use, and waste diversion

We are on pace to reach our 2025 environmental goals for carbon emissions, energy consumption, potable water use, and waste diversion. As of December 31, 2022, for buildings in operation, we reduced carbon emissions by 20.4%, energy consumption by 20.2%, and potable water use by 35.7% relative to a 2015 baseline on a like-for-like basis and achieved a waste diversion rate of 40.2% in 2022. For more detail, see the “2025 Environmental Goals and Progress for Buildings in Operation” chart on page 11. Environmental data for fiscal year 2022 in the aforementioned chart received independent limited assurance from DNV Business Assurance USA, Inc.

Environmental and Sustainability Goals

During 2022, we received multiple noteworthy achievements in the GRESB Real Estate Assessment — the leading global ESG benchmark for the real estate industry. We were recognized by GRESB as a Regional and Global Sector Leader in the Science & Technology sector for outstanding ESG integration in our value-creation development projects; we ranked #2 in the Diversified Listed sector for our mission-critical operating assets; and we received our fifth consecutive “A” disclosure score for transparency around our practices and performance.

We received an ESG Rating of “A” from MSCI as a result of our continued advancement of green building opportunities, talent management programs, and below-industry-average turnover rate, among other achievements.

325 Binney Street, on our Alexandria Center® at One Kendall Square mega campus in Cambridge, is expected to yield a 92% reduction in fossil fuel consumption. The project is targeting LEED Platinum Core & Shell and LEED Zero Energy certifications. 100% of the building’s electricity consumption will be powered by on- and off-site renewable energy.

685 Gateway Boulevard, on our Alexandria Technology Center® – Gateway mega campus in South San Francisco, is on pace to achieve Zero Energy Certification from the International Living Future Institute. Upon certification, it will be one of approximately 90 Zero Energy certified projects in the world.

We began the development of science-based targets for emissions reduction and a strategy for renewable electricity and progressed on the analysis of our climate-related risk.

Continued pursuit of Fitwel and WELL certifications for healthy buildings, which recognize industry-leading approaches to the health, wellness, and productivity of the Company’s employees and tenants in the workplace
During 2022, we increased the number of properties certified or pursuing Fitwel certifications by 23%.

Based on its assessment of the achievements summarized in the table above, in early 2023 our Compensation Committee determined that Messrs. Marcus and Moglia had earned 225% of the target level of the environmental and sustainability metric of their 2022 annual cash incentive awards.

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COMPENSATION DISCUSSION AND ANALYSIS (continued)
2022 Cash Incentive Award Decisions for Messrs. Marcus and Moglia

As discussed above, the Company has delivered strong multiyear operating and financial performance, including in 2022. Our TSR for the three- and five-year periods ended December 31, 2022 significantly exceeded the average TSR of our nine peers and was significantly higher than the TSR of the FTSE Nareit Equity Office Index. See page 55 for more information.

Due to the continued strong operating and financial performance in 2022, the achievement of the corporate performance goals at the maximum level for all 10 goals, the significant achievement of the environmental and sustainability goals discussed above, and the continued strong individual performance of Messrs. Marcus and Moglia in 2022, as discussed below, which resulted in each NEO earning the maximum achievement level with respect to the individual performance component of their respective 2022 annual cash incentive awards, the Compensation Committee awarded Mr. Marcus an annual cash incentive award of $2,621,250 and Mr. Moglia an annual cash incentive award of $1,631,250.

Individual Performance Component of Executive Chairman’s and CEOs’ 2022 Cash Incentive Awards

Messrs. Marcus’s and Moglia’s employment agreements also provide that 40% of each of their annual cash incentive awards be based upon the achievement of predetermined individual performance measures, which are to be established each year by the Compensation Committee. As described further below, the Compensation Committee established individual goals for both NEOs for 2022 that align with the Company’s key business objectives of creating value for, and promoting the interests of, our stockholders.

Campus Point by Alexandria, University Town Center, San Diego

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COMPENSATION DISCUSSION AND ANALYSIS (continued)

Mr. Marcus’s 2022 Goals and Assessment of 2022 Performance

The 2022 individual goals established for Mr. Marcus by the Compensation Committee focused on key leadership in the continued pursuit of maximizing long-term stockholder value. The performance goals established for Mr. Marcus in early 2022, and the achievement of each goal determined in early 2023, were as follows:

Goal: Direct the long-term strategy of the Company and oversee strategic business matters
Mr. Marcus led the execution of the following initiatives focused on the long-term strategy of the Company in 2022:

•Increase in the Company’s total asset base from 67.0 million SF in 2021 to 74.6 million SF, which includes 41.8 million RSF of operating properties, 5.6 million RSF of Class A properties undergoing construction, 9.9 million RSF of near-term and intermediate-term development and redevelopment projects, and 17.3 million SF of future development projects. Approximately 68% of our operating property RSF is encompassed by our 32 mega campuses, which represent cluster campuses each consisting of approximately 1 million RSF or more, including operating, active development/redevelopment, and land RSF, less operating RSF expected to be demolished.
•Taking advantage of a favorable capital market environment and issuing unsecured senior notes payable aggregating $1.8 billion with a weighted-average interest rate of 3.28% and a weighted-average maturity of 22 years.
•The Company’s execution of long-term leases aggregating 8.4 million RSF, representing the second-highest annual total leasing volume in Company history, 74% of which was generated from our client base of approximately 1,000 tenants.
•Oversight of strategic growth initiatives in each region, including Greater Boston, the San Francisco Bay Area, New York City, San Diego, Seattle, Maryland, Research Triangle, and Texas; oversight of the Company’s New York City regional strategic operations and expansion.
•Achievement of growth in our highly leased value-creation pipeline of current projects and seven near-term projects that are under construction or that will commence construction over the next four quarters, which is expected to generate greater than $655 million of incremental annual rental revenue, primarily commencing from the first quarter of 2023 through the fourth quarter of 2025.
•Implementation and oversight of the differentiated business strategy that drove the Company’s strong multiyear operating and financial performance.
•Creation, operation, and growth of the Company’s mission-critical proprietary products — including Alexandria LaunchLabs®, the premier life science startup platform purpose-built to accelerate the growth of early-stage companies; Alexandria Seed Capital Platform, an innovative model for seed-stage investments; Alexandria Science Hotel®, step-up space from Alexandria LaunchLabs; Alexandria AscentLabs™ (known as Alexandria GradLabs® in San Diego), a dynamic platform accelerating the growth of early-stage life science companies; Alexandria Innovation Suites, collaborative space for mature life science and technology entities; and Alexandria VCSuites®, high-end suites for leading venture capitalists — and campus amenities.

Goal: Lead the venture investments strategic core business vertical and life science ecosystem outreach
Mr. Marcus led the execution of the venture investments strategic core business vertical focused on providing long-term strategic investment capital to innovative life science, agrifoodtech, climate innovation, and technology entities developing transformative therapies and technologies. Alexandria’s life science investment activity focuses on groundbreaking therapeutic platforms with immense potential to address a wide array of diseases. As of December 31, 2022, Alexandria’s unrealized gains on non-real estate investments aggregated $397.0 million.

Mr. Marcus, as a newly appointed member of the Prix Galien USA’s esteemed Awards jury, honored groundbreaking medical innovations in life science in October 2022. He served on the Prix Galien committee, alongside other influential science leaders, that recognized the Best Startup, Best Digital Health Solution and the inaugural Best Incubators, Accelerators and Equity.

Goal: Lead the thought leadership strategic core business vertical
In 2022, Mr. Marcus led Alexandria Summit® events, which are focused on convening a diverse group of visionary partners and key stakeholders from the biopharma, technology, agribusiness, medical, academic, venture and private equity capital, philanthropy, patient advocacy, and government communities to address critical challenges to advancing human health.

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COMPENSATION DISCUSSION AND ANALYSIS (continued)
Goal: Oversee and inspire leadership, culture, management, mission, and retention
Mr. Marcus led the training, education, mentoring, growth, and retention of our entire team with special emphasis on promoting diversity in leadership. Mr. Marcus managed the career development of the Company’s NEOs and senior officers. Leadership, mentoring, and developing careers of the NEOs and senior officers are of strategic importance to Mr. Marcus and the Board, as well as to the long-term success of the Company. Mr. Marcus has consistently been effective in this important area, as evidenced by our low attrition rate and history of finding highly qualified candidates for promotion from within our strong bench. The Other NEOs have an average tenure with the Company of about 18 years. Executive and senior management have an average tenure with the Company of about 13 years.

Goal: Lead the corporate responsibility strategic core business vertical with emphasis on environmental and social responsibility and philanthropy
Alexandria’s cutting-edge sustainability initiatives and performance were highlighted in the 2022 GRESB Real Estate Assessment, in which we achieved the following: (i) Regional and Global Sector Leader for buildings in development in the Science & Technology sector, (ii) #2 ranking for buildings in operation in the Diversified Listed sector, and (iii) our fifth consecutive “A” disclosure score. Alexandria has earned “Green Star” recognitions in the operating asset benchmark for six consecutive years and in the development benchmark for three consecutive years since its 2020 launch. Alexandria was also ranked #5 in Barron’s publication of the “10 Real Estate Companies That Are Both Greener and More Profitable” on February 19, 2022.

Mr. Marcus led our pioneering social responsibility efforts, which are fundamental to the fulfillment of our mission. Our eight social responsibility pillars are aimed at driving forward significant collaborative and innovative solutions to address some of today’s most urgent and widespread societal challenges: (1) disease and other threats to human health and well-being, (2) hunger and food insecurity, (3) opioid addiction, (4) deficiencies in support services for the military and their families, (5) disparities in educational and character-building opportunities, (6) homelessness, (7) the loss of our nation’s historical memory, and (8) the mental health crisis.

Mr. Marcus and Alexandria continued to enhance its first social responsibility pillar focused on advancing human health by empowering NEXT for AUTISM’s development of important support services for autistic individuals and their families. Alexandria has been forging strategically supportive partnerships with highly impactful organizations that aim to accelerate groundbreaking medical innovation to advance vitally needed therapies for individuals with autism. Mr. Marcus also led our partnership with Verily in the creation of OneFifteen, an innovative non-profit learning healthcare system dedicated to the full and sustained recovery of people living with opioid addiction. Together with Verily, we pioneered a fully integrated campus in Dayton, Ohio to house a novel data-driven comprehensive model encompassing a full continuum of care with dedicated facilities and services for crisis stabilization, medication-assisted treatment, residential housing, peer support, family reunification, workforce development, job placement, and community transition. In October 2022, OneFifteen celebrated its third anniversary of the campus’s opening in Dayton, Ohio. OneFifteen has treated over 5,800 patients since opening its doors in October 2019.

Alexandria was recognized by the Corey C. Griffin Foundation as the 2023 Corey C. Griffin Humanitarian Award for our contributions to the foundation, unwavering support of its mission to give every child the opportunity to succeed, and dedication to benefiting underserved communities. The foundation’s tremendous work in the Boston area helps to support our fifth social responsibility pillar addressing disparities in educational and character-building opportunities.

Mr. Marcus was honored at the National Medal of Honor Museum Foundation’s groundbreaking ceremony in Arlington, Texas in March 2022 in celebration of the historic mission-critical milestone in the development of the national museum. Mr. Marcus, who serves on the foundation’s board of directors, attended alongside fellow board members, major museum donors, government officials, and 15 Medal of Honor recipients to commemorate the foundation’s remarkable progress toward its goal to build a permanent home where the inspiring stories of our country’s Medal of Honor recipients will be brought to life.

In October 2022, Mr. Marcus and Alexandria presented a timely conversation on the state of mental health in America with former congressman Patrick J. Kennedy, one of the world’s leading voices and policymakers on mental health, at the Galien Forum USA 2022, which was held at the Alexandria Center® for Life Science – New York City.

Goal: Effective communication with investors, analysts, and the general public and providing of insight into the Company’s strategy for mission-critical activities

Mr. Marcus was an active participant in a substantial portion of the nearly 95 investor and analyst meetings held by the Company during 2022, including the Company’s annual Investor Day meeting in November 2022. Mr. Marcus presented at the much-anticipated 29th Annual Baron Investment Conference for a rare second time. Mr. Marcus opened the program with a presentation on what renowned author and business strategist Jim Collins describes as our “Superior Results, Distinctive Impact, and Lasting Endurance.”

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COMPENSATION DISCUSSION AND ANALYSIS (continued)

Mr. Moglia’s 2022 Goals and Assessment of 2022 Performance

The 2022 individual goals established for Mr. Moglia by the Compensation Committee focused on key leadership in the continued pursuit of maximizing long-term stockholder value. The performance goals established for Mr. Moglia in early 2022, and the achievement of each goal determined in early 2023, were as follows:

Goal: Supporting our selective development strategy focused on high-quality properties that are well positioned within our identified core markets, have high-quality tenants in place, offer attractive returns on our investments, and drive the cost-effective completion of the Company’s development and redevelopment properties
Mr. Moglia provided leadership, oversight, and strategic execution of the Company’s selective construction of new Class A properties through development and redevelopment of collaborative life science, agtech, and technology campuses in AAA innovation cluster locations. Additionally, Mr. Moglia provided leadership and oversight of the leasing strategy for these properties focused on high-quality tenants, high-quality cash flows, and attractive returns on the Company’s investment. These efforts resulted in the following achievements during 2022:
•Increase in the Company’s total asset base from 67.0 million SF in 2021 to 74.6 million SF, which includes 41.8 million RSF of operating properties, 5.6 million RSF of Class A properties undergoing construction, 9.9 million RSF of near-term and intermediate-term development and redevelopment projects, and 17.3 million SF of future development projects.
•The Company’s execution of long-term leases aggregating 8.4 million RSF, representing the second-highest annual total leasing volume in Company history, 74% of which was generated from our existing relationships included in our client base of approximately 1,000 tenants.
•As of December 31, 2022, the Company’s highly leased value-creation pipeline of current projects and seven near-term projects that are under construction or that will commence construction in the next four quarters is expected to generate greater than $655 million of incremental annual rental revenue, primarily commencing from the first quarter of 2023 through the fourth quarter of 2025. These projects aggregate 7.6 million RSF and are 72% leased, with 77% of the leased RSF generated from our existing relationships included in our client base of approximately 1,000 tenants.

In 2022, Mr. Moglia oversaw selective value-creation real estate acquisitions in our key life science cluster submarkets aggregating 10.2 million SF, including 9.5 million SF of future development and redevelopment opportunities, for an aggregate purchase price of $2.8 billion. These acquisitions continue to be primarily focused on current and future development and redevelopment opportunities, providing for expansion of our mega campuses and accommodating the future growth of our tenants. In 2022, these strategic acquisitions, among others, included the following:
•The acquisition of value-creation operating properties in our University Town Center submarket of San Diego aggregating 226,144 RSF, providing for an opportunity to expand our Campus Point by Alexandria mega campus by approximately 750,000 RSF through ground-up development.
•The acquisition of a value-creation project in our University Town Center submarket of San Diego aggregating 8,730 RSF, providing for an opportunity to expand our University District mega campus by approximately 545,730 RSF through ground-up development and redevelopment.
•The acquisition of real estate assets in our Research Triangle Submarket that provide for an opportunity to expand our Alexandria Center® for Life Science – Durham mega campus by approximately 1,175,000 SF through ground-up development.
•The acquisition of a value-creation project in our South San Francisco submarket of San Francisco Bay Area adjacent to our existing property at 1122 El Camino Real that provides the Company with an opportunity to develop additional 610,000 SF and create a new mega campus in this location.
•The acquisition of value-creation operating properties in our Cambridge/Inner Suburbs submarket of Greater Boston expanding our Alexandria Center® at Kendall Square and Alexandria Center® at One Kendall Square mega campuses by 193,091 RSF that are expected to undergo future development or redevelopment.
•The acquisition of additional entitlement rights in our Fenway submarket of Greater Boston aggregating 202,997 SF and expanding our Alexandria Center® for Life Science – Fenway mega campus.
•The acquisition of a value-creation property in our Route 128 submarket of Greater Boston aggregating 297,576 RSF with future development opportunity of 75,000 SF. This acquisition combined with our existing properties at 40, 50, and 60 Sylvan Road and 840 Winter Street provides for an opportunity to create a new mega campus in our Route 128 submarket of Greater Boston.

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COMPENSATION DISCUSSION AND ANALYSIS (continued)
•The acquisition of value-creation properties in our Austin submarket of Texas expanding our Intersection Campus mega campus by 998,099 RSF that are expected to undergo future development or redevelopment.
Goal: Solid rental rates on lease renewals and re-leasing of space
Mr. Moglia led the execution of leases aggregating 8.4 million RSF in 2022. This includes 4.5 million RSF of lease renewals and re-leasing of space and 3.9 million RSF of developed, redeveloped, and previously vacant space leased in Class A properties. Our rental rate growth of 31.0% and 22.1% (cash basis) on lease renewals and re-leasing of space as well as growth in leased RSF achieved during 2022 under Mr. Moglia’s leadership represent our second-highest annual total leasing volume and rental rate increase (cash basis) in Company history.

Goal: Raising capital and further strengthening our long-term capital structure

Under Mr. Moglia’s leadership, the Company successfully executed many of the long-term components of our capital strategy and further strengthened our capital structure:

•Generated significant net cash flows from operating activities. In 2022, we funded approximately $460 million of our equity capital needs with net cash flows from operating activities after dividends.
•Continued strategic value harvesting through real estate dispositions and partial interest sales. In 2022, these sales generated capital aggregating $2.2 billion, at weighted-average capitalization rates of 4.5% and 4.4% (cash basis), for investment into our highly leased development and redevelopment projects and strategic acquisitions.
•For the year ended December 31, 2022, achieved strong growth in same property net operating income of 6.6% and 9.6% (cash basis), with both increases representing the highest growth in Company history and outperforming the Company’s 10-year averages of 3.6% and 6.7% (cash basis), as well as significant growth in Adjusted EBITDA (fourth quarter annualized) of 13%, which allowed us to:
•Improve our net debt and preferred stock to Adjusted EBITDA ratio (fourth quarter of 2022 annualized) to 5.1x, representing the lowest ratio in Company history, and to fund $1.2 billion of growth on a leverage-neutral basis; and
•Take advantage of favorable capital market environment and issue unsecured senior notes payable aggregating $1.8 billion with a weighted-average interest rate of 3.28% and a weighted-average maturity of 22 years.
•Continued the disciplined management of common equity issuances to support growth in FFO per share, as adjusted, and NAV per share. In 2022, the aforementioned internally generated capital enabled the Company to meet our capital requirements while prudently limiting the amount of equity issuances to 12.9 million shares of Common Stock sold under our forward equity sales and our at-the-market (“ATM”) common stock program for net proceeds of $2.5 billion.
•Maintained a strong and flexible balance sheet with the lowest leverage in Company history as of December 31, 2022:
•Significant total balance sheet liquidity of $5.3 billion.
•The Company’s investment-grade credit ratings of BBB+/Positive from S&P Global Ratings and Baa1/Stable from Moody’s Investors Service ranked in the top 10% of credit ratings among all publicly traded REITs.
•Net debt and preferred stock to Adjusted EBITDA of 5.1x, the lowest ratio in Company history, and solid fixed-charge coverage ratio of 5.0x (fourth quarter of 2022 annualized).
•Weighted-average remaining term on outstanding debt of 13.2 years, with no debt maturities until 2025.
•Unsecured senior line of credit amended to increase commitment available for borrowing to $4.0 billion from $3.0 billion, extend the maturity term to January 2028 from January 2026, and proactively convert the interest rate to Secured Overnight Financing Rate (“SOFR”) from London Interbank Offered Rate (“LIBOR”) in advance of the cessation of LIBOR on June 30, 2023.
•No remaining LIBOR-based debt ahead of June 2023 phase-out.
•$1.4 billion of contractual construction funding commitments from existing real estate joint venture partners expected over the next four years.
•$35.0 billion total market capitalization (calculated as the outstanding shares of Common Stock multiplied by the closing price, plus total debt outstanding; all inputs as of December 31, 2022).
•$24.9 billion total equity capitalization, which ranks in the top 10% among all publicly traded U.S. REITs.

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COMPENSATION DISCUSSION AND ANALYSIS (continued)
Goal: Oversight of industry-leading sustainability initiatives and programming
As a member of Alexandria’s sustainability committee, Mr. Moglia oversees our industry-leading sustainability initiatives and programming, which directly benefit our tenants, employees, and communities and create long-term value for our stockholders. During 2022, as a result of these efforts, we achieved the following:
•Recognized by GRESB as a Regional and Global Sector Leader for buildings in development in the Science & Technology sector.
•#2 ranking from GRESB for buildings in operation in the Diversified Listed sector.
•Fifth consecutive “A” disclosure score from GRESB for transparency around our practices and performance.
•“Green Star” recognitions in the operating asset benchmark for the sixth consecutive year and in the development benchmark for the third consecutive year since its 2020 launch.
•First-ever Fitwel Life Science certification for 300 Technology Square, located on our Alexandria Technology Square® mega campus in our Cambridge/Inner Suburbs submarket. The new rigorous, evidence-based Fitwel Life Science Scorecard is the first healthy building framework dedicated to laboratory facilities, marking another pioneering effort by the Company to prioritize tenant health and wellness and further differentiate our world-class laboratory buildings.
•LEED Platinum certification at 9880 Campus Point Drive, a 98,000 RSF development on the Campus Point by Alexandria mega campus in our University Town Center submarket, the highest level of certification under the U.S. Green Building Council’s Core & Shell rating system.
•Several 2022 TOBY (The Outstanding Building of the Year) Awards from BOMA (Building Owners and Managers Association) in Boston, Seattle, and Raleigh-Durham. The TOBY & Industry Awards recognize excellence in property management, building operations, and service in the commercial real estate industry.
•In our Cambridge/Inner Suburbs submarket: Five recognitions across three of our premier mega campuses — Alexandria Center® at Kendall Square, Alexandria Center® at One Kendall Square, and Alexandria Technology Square® — for Corporate Facility, Laboratory Building, Renovated Building, and Building Under 100,000 SF categories.
•In our Lake Union submarket: A recognition for 1165 Eastlake Avenue East on The Eastlake Life Science Campus by Alexandria mega campus in the Corporate Facility category.
•In our Research Triangle submarket: A recognition for 9 Laboratory Drive on our Alexandria Center® for AgTech campus in the Life Science category.
•The only real estate company selected and recognized as a Climate Leader by the Sponsors of Mass Save®, a collaborative of the energy utilities and energy efficiency service providers in Massachusetts.
•#5 ranking in Barron’s publication of the “10 Real Estate Companies That Are Both Greener and More Profitable” on February 19, 2022.
•On pace to achieve Zero Energy Certification from the International Living Future Institute at 685 Gateway Boulevard in our South San Francisco submarket. Upon certification, it will be one of approximately 90 Zero Energy certified projects in the world.

Goal: Effective communication with Executive Chairman and the Board on matters of tactical and strategic importance, including risk management matters
During 2022, Mr. Moglia participated in four meetings held by the full Board and met frequently with Mr. Marcus. These meetings covered many key topics, including matters of tactical and strategic importance such as risk management.
Goal: Effective communication with investors, analysts, and the general public and providing of insight into the Company’s strategy for mission-critical activities
Mr. Moglia engaged with investors and analysts frequently throughout the year with regard to the Company’s interests and during various real estate investor conferences. He was an active participant in a significant portion of the nearly 95 investor and analyst meetings held by the Company during 2022 and the Company’s annual Investor Day meeting in November 2022.

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COMPENSATION DISCUSSION AND ANALYSIS (continued)
Special Bonuses Awarded for Performance

Discretionary bonuses may be awarded from time to time for exceptional performance in extraordinary business situations.

In May 2022, the Compensation Committee awarded to each of Messrs. Marcus and Ciruzzi a special cash bonus of $25,000 and a special stock award aggregating 2,500 shares in recognition of the 25th anniversary of the Company’s initial public offering and in consideration of their respective services to the Company.

In March 2023, the Compensation Committee granted Mr. Ryan a special cash bonus of $1,100,000 in recognition of his exceptional performance during 2022, including his extraordinary efforts in leading the Company’s strategy for mega campus design, building design, and placemaking strategy across each of our life science cluster markets and his contributions toward the Company’s execution of a long-term lease with Bristol-Myers Squibb Company (“BMS”) for a new innovative research hub aggregating 427,000 RSF at the Campus Point by Alexandria mega campus in our University Town Center submarket. The historic milestone lease with BMS marked the second-largest life science lease in the Company’s history and further enhanced our long-term strategic relationship with BMS, with whom we now lease over 900,000 RSF across five of our life science cluster markets, San Diego, Greater Boston, the San Francisco Bay Area, New York City, and Seattle.

In March 2023, the Compensation Committee granted Mr. Kass a special cash bonus of $1,100,000 in recognition of his exceptional performance during 2022, including his extraordinary efforts in leading the Company’s Greater Boston market, which experienced an outstanding year of value creation for the Company. Specifically, Mr. Kass provided strategic input regarding the acquisition of high-quality properties, the development and redevelopment of new Class A properties and campuses across the Greater Boston market, and the expansion of mega campuses. Mr. Kass contributed significantly to the Company’s execution of a 334,000 RSF long-term lease with Eli Lilly and Company (“Eli Lilly”) for the development of Eli Lilly’s new state-of-the-art Institute for Genetic Medicine at 15 Necco Street in the Seaport Innovation District in Greater Boston. This lease represents one of the largest leases executed by the Company for laboratory space in our Greater Boston market, where we are pioneering a new life science submarket.

Annual Cash Incentive Awards for Other NEOs

The employment agreements for Messrs. Shigenaga, Ryan, Kass, and Ciruzzi provide for annual cash incentive awards that are granted at the discretion of the Compensation Committee, none of which are guaranteed. As described above, the Compensation Committee considered a more formulaic approach for our Other NEOs but decided the existing method permits the Compensation Committee to adjust compensation based on a wide range of factors relating to both corporate and individual performance. In exercising its discretion, the Compensation Committee performs a holistic assessment of the Company’s performance and each Other NEO’s individual achievements, taking into account competitive market dynamics as well as the macro-economic environment, and does not assign specific weights to any particular factor. Each Other NEO’s annual cash incentive award is subject to a maximum amount equal to 300% of their base salary.

2022 Cash Incentive Award Decisions for Our Other NEOs

In early 2023, the Compensation Committee evaluated each Other NEO’s performance in the context of achievement of the goals established in early 2022, as described below, and each Other NEO’s performance, position, tenure, experience, expertise, leadership, and management capability. As a result, the Compensation Committee awarded each Other NEO a cash incentive award for 2022 in the amount of $1,500,000 to Mr. Shigenaga, $1,500,000 to Mr. Ryan, $1,500,000 to Mr. Kass, and $550,000 to Mr. Ciruzzi. Annual cash incentives awarded to Other NEOs are subject to a maximum of 300% of their respective base salaries.

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COMPENSATION DISCUSSION AND ANALYSIS (continued)
Individual Performance Component of Our Other NEOs’ 2022 Cash Incentive Awards

In early 2022, the Compensation Committee established the following individual performance goals for each of our Other NEOs to form the basis for the Compensation Committee’s annual cash incentive award determinations for 2022. The performance goals were intended to be challenging, and they varied for each Other NEO based upon his role and responsibilities.

Goal	Dean A. Shigenaga	Daniel J. Ryan	Hunter L. Kass	Vincent R. Ciruzzi
Oversight of financial strategy and planning	●
Management of the Company’s capital structure	●
Maintenance of a strong and flexible balance sheet	●
Effective communication with executive management on matters of tactical and strategic importance	●	●	●	●
Active engagement with investment community	●	●	●
Oversight of industry-leading sustainability initiatives and programming	●			●
Active oversight of cybersecurity initiatives and safeguards	●
Expansion of expertise in mega campus design, building design, and placemaking strategy across each of our life science cluster markets		●
Solid growth in same property net operating income		●
Maintaining solid net operating income margin			●
Solid growth in rental rates on lease renewals and re-leasing of space		●	●
Maintaining solid occupancy		●	●
Achieving high pre-leasing and/or a high leased percentage of value-creation projects (ground-up development and/or redevelopment)		●	●
Oversight and execution of value-creation projects at solid returns on investment		●	●	●
Execution of selective acquisition of value-added properties in urban innovation clusters		●	●
Execution of selective real estate dispositions to enable capital allocation into high-value Class A properties		●	●
Maintaining high operating margins		●	●

Each Other NEO’s achievements with respect to his respective 2022 performance goals are described below.

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COMPENSATION DISCUSSION AND ANALYSIS (continued)

Mr. Shigenaga’s 2022 Goals and Assessment of 2022 Performance
Overview. As President and Chief Financial Officer, Mr. Shigenaga directed the organization to ensure the attainment of revenue and profitability goals and participated with the Chief Executive Officer and the Other NEOs in formulating and executing current and long-term plans, objectives, and policies. Mr. Shigenaga effectively oversaw the Company’s financial functions, including financial plans and policies and accounting practices and procedures, and the Company’s relationship with the financial community. Mr. Shigenaga regularly participated with the Chief Executive Officer and the Other NEOs in representing the Company in relationships with analysts and stockholders. Mr. Shigenaga also directed the controller, treasury, and tax functions and had oversight of cybersecurity matters. Under Mr. Shigenaga’s leadership, the Company’s credit profile of BBB+/Positive from S&P Global Ratings and Baa1/Stable from Moody’s Investors Service as of December 31, 2022 continues to rank in the top 10% of credit ratings among all publicly traded REITs. In 2022, the Company executed our strategy and accessed diverse sources of capital strategically important to our long-term capital structure. In 2022, Mr. Shigenaga acted as an effective and responsive organizational leader in all the Company’s financial matters, risk management, and internal controls.

Specific Individual Goals. The 2022 individual goals established for Mr. Shigenaga in early 2022, and the achievement of each goal determined in early 2023, were as follows:

Goal: Oversight of financial strategy and planning
Mr. Shigenaga oversaw financial and operating strategy and planning led by the corporate finance team. He was responsible for the disciplined management of key underlying metrics of our financial and operating strategy, including leasing, same property net operating income performance, energy optimization and sustainability projects, construction (development and redevelopment), acquisitions, dispositions, debt and equity capital, as well as solid tenant collections. This oversight, combined with the execution of our strategy by our entire team, led to the solid growth in our FFO, as adjusted, per share, NAV per share, and TSR of 40%, 46%, and 28%, respectively, for the five years ended December 31, 2022, with our five-year TSR ranking at the top of FTSE Nareit Equity Office Index companies and our credit ratings and total equity capitalization ranking in the top 10% among all publicly traded U.S. REITs.

Goal: Management of the Company’s capital structure; maintenance of a strong and flexible balance sheet
Under Mr. Shigenaga’s leadership, the Company achieved the following results to further strengthen the Company’s capital structure:

•Generated significant net cash flows from operating activities. In 2022, we funded approximately $460 million of our equity capital needs with net cash flows from operating activities after dividends.
•Continued strategic value harvesting through real estate dispositions and partial interest sales. In 2022, these sales generated capital aggregating $2.2 billion, at weighted-average capitalization rates of 4.5% and 4.4% (cash basis), for investment into our highly leased development and redevelopment projects and strategic acquisitions.
•For the year ended December 31, 2022, achieved strong growth in same property net operating income of 6.6% and 9.6% (cash basis), with both increases representing the highest growth in Company history and outperforming the Company’s 10-year averages of 3.6% and 6.7% (cash basis), as well as significant growth in Adjusted EBITDA (fourth quarter annualized) of 13%, which allowed us to:
•Improve our net debt and preferred stock to Adjusted EBITDA ratio (fourth quarter of 2022 annualized) to 5.1x, representing the lowest ratio in Company history, and to fund $1.2 billion of growth on a leverage-neutral basis; and
•Take advantage of favorable capital market environment and issue unsecured senior notes payable aggregating $1.8 billion with a weighted-average interest rate of 3.28% and a weighted-average maturity of 22 years.
•Continued the disciplined management of common equity issuances to support growth in FFO per share, as adjusted, and NAV per share. In 2022, the aforementioned internally generated capital enabled the Company to meet our capital requirements while prudently minimizing the amount of equity issuances.
•Maintained a strong and flexible balance sheet with the lowest leverage in Company history as of December 31, 2022:
•Significant total balance sheet liquidity of $5.3 billion.
•The Company’s investment-grade credit ratings of BBB+/Positive from S&P Global Ratings and Baa1/Stable from Moody’s Investors Service ranked in the top 10% of credit ratings among all publicly traded REITs.

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COMPENSATION DISCUSSION AND ANALYSIS (continued)
•Net debt and preferred stock to Adjusted EBITDA of 5.1x, the lowest ratio in Company history, and solid fixed-charge coverage ratio of 5.0x (fourth quarter of 2022 annualized).
•Weighted-average remaining term on outstanding debt of 13.2 years, with less than 1% variable rate debt.
•One of only two S&P 500 REITs with no debt maturities until 2025.
•Unsecured senior line of credit amended to increase commitment available for borrowing to $4.0 billion from $3.0 billion, extend the maturity term to January 2028 from January 2026, and proactively convert the interest rate to SOFR from LIBOR in advance of the cessation of LIBOR on June 30, 2023.
•No remaining LIBOR-based debt ahead of June 2023 phase-out.
•$1.4 billion of contractual construction funding commitments from existing real estate joint venture partners expected over the next four years.
•$35.0 billion total market capitalization (calculated as the outstanding shares of Common Stock multiplied by the closing price, plus total debt outstanding; all inputs as of December 31, 2022).
•$24.9 billion total equity capitalization, which ranks in the top 10% among all publicly traded U.S. REITs.

Goal: Effective communication with executive management on matters of tactical and strategic importance
Mr. Shigenaga engaged frequently throughout the year with executive management in strategy meetings focused on strategic growth opportunities, franchise development, development and construction risk management, proactive management of contractual lease expirations, review of Company-wide operational strategy and efficiency, and review of energy efficiency and sustainability initiatives.

Goal: Active engagement with investment community
Mr. Shigenaga established premier reporting practices and set a high standard in financial reporting by consistently providing investors and analysts with efficient and transparent disclosures. The recognition of the Company’s exceptional transparency, quality, and efficient communications and reporting to the investment community achieved under Mr. Shigenaga’s leadership is evidenced by the seven Nareit Investor CARE awards received by the Company over the past eight years, including the most recent award received in 2022, and six Gold Awards received since 2015 — the most Gold Awards earned by any equity REIT. These awards were judged by an independent panel of REIT securities analysts and portfolio managers. In 2022, Mr. Shigenaga engaged with investors and analysts frequently with regard to the Company’s interests and during various real estate investor conferences. He was an active participant in a significant portion of the nearly 95 investor and analyst meetings held by the Company during 2022 and the Company’s annual Investor Day meeting held in November 2022.

Goal: Oversight of industry-leading sustainability initiatives and programming
Mr. Shigenaga, along with other executives, provides oversight of our sustainability initiatives and programming, which directly benefit our tenants, employees, and communities and create long-term value for our stockholders. We aim to be one of the most environmentally innovative, socially responsible, and economically strong companies in the world, and, as a result of Mr. Shigenaga’s efforts during 2022, the Company made great strides toward this goal. During 2022, as a result of these efforts, Alexandria achieved the following:
•Recognized by GRESB as a Regional and Global Sector Leader for buildings in development in the Science & Technology sector.
•#2 ranking from GRESB for buildings in operation in the Diversified Listed sector.
•Fifth consecutive “A” disclosure score from GRESB for transparency around our practices and performance.
•“Green Star” recognitions in the operating asset benchmark for the sixth consecutive year and in the development benchmark for the third consecutive year since its 2020 launch.
•First-ever Fitwel Life Science certification for 300 Technology Square, located on our Alexandria Technology Square® mega campus in our Cambridge/Inner Suburbs submarket. The new rigorous, evidence-based Fitwel Life Science Scorecard is the first healthy building framework dedicated to laboratory facilities, marking another pioneering effort by the Company to prioritize tenant health and wellness and further differentiate our world-class laboratory buildings.
•LEED Platinum certification at 9880 Campus Point Drive, a 98,000 RSF development on the Campus Point by Alexandria mega campus in our University Town Center submarket, the highest level of certification under the U.S. Green Building Council’s Core & Shell rating system.

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COMPENSATION DISCUSSION AND ANALYSIS (continued)
•Several 2022 TOBY (The Outstanding Building of the Year) Awards from BOMA (Building Owners and Managers Association) in Boston, Seattle, and Raleigh-Durham. The TOBY & Industry Awards recognize excellence in property management, building operations, and service in the commercial real estate industry.
•In our Cambridge/Inner Suburbs submarket: Five recognitions across three of our premier mega campuses — Alexandria Center® at Kendall Square, Alexandria Center® at One Kendall Square, and Alexandria Technology Square® — for Corporate Facility, Laboratory Building, Renovated Building, and Building Under 100,000 SF categories.
•In our Lake Union submarket: A recognition for 1165 Eastlake Avenue East on The Eastlake Life Science Campus by Alexandria mega campus in the Corporate Facility category.
•In our Research Triangle submarket: A recognition for 9 Laboratory Drive on our Alexandria Center® for AgTech campus in the Life Science category.
•The only real estate company selected and recognized as a Climate Leader by the Sponsors of Mass Save®, a collaborative of the energy utilities and energy efficiency service providers in Massachusetts.
•#5 ranking in Barron’s publication of the “10 Real Estate Companies That Are Both Greener and More Profitable” on February 19, 2022.
In addition, as a result of the leadership of Mr. Shigenaga and other executives, during 2022, the Company:
•Published our 2022 Green Bond Allocation Report highlighting Alexandria’s commitment to investing in sustainable projects.
•Is on pace to achieve Zero Energy Certification from the International Living Future Institute at 685 Gateway Boulevard in our South San Francisco submarket. Upon certification, it will be one of approximately 90 Zero Energy certified projects in the world.
•Continued the execution of our 2025 sustainability goals program that guides our comprehensive ESG efforts through 2025, relative to a 2015 baseline for buildings in operation. Goals include:
•30% reduction in carbon emissions;
•25% reduction in energy consumption;
•45% waste diversion rate;
•10% reduction in potable water use; and
•50 healthy building certifications.
Goal: Active oversight of cybersecurity initiatives and safeguards
Mr. Shigenaga oversees the development and enhancement of our information technology and network systems, including the implementation of Company-wide security measures to safeguard our systems and data infrastructure, which are used to manage our tenant and vendor relationships, internal communications, accounting and record-keeping systems, and other operational functions. During 2022, Mr. Shigenaga also oversaw implementation of controls around our treasury function, including enhancement of payment authorization, notification procedures, and verification requirements relating to new vendor setup and vendor information changes. Mr. Shigenaga is committed to his oversight role in the development and enhancement of internal controls designed to prevent, detect, address, and mitigate the risk of cyber incidents.

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COMPENSATION DISCUSSION AND ANALYSIS (continued)

Mr. Ryan’s 2022 Goals and Assessment of 2022 Performance
Overview. As Co-Chief Investment Officer and Regional Market Director – San Diego, Mr. Ryan oversaw the management of the Company’s San Diego market, which as of December 31, 2022 is the Company’s third-largest market in terms of rentable square footage (as of December 31, 2022, the San Diego region had 18% of the Company’s total RSF) and, with 94 properties as of December 31, 2022, is the Company’s largest market in terms of the number of properties. In close coordination with the Company’s other senior executives, Mr. Ryan led a team of real estate professionals in implementing the Company’s strategic directives within the San Diego market, including the marketing and leasing of existing and newly developed or redeveloped space; the permitting, design, and construction of new development and redevelopment projects; the ongoing management of operating properties in the regional asset base; and the selective acquisition and disposition of properties in the San Diego market. In addition to his management activities in the San Diego market, Mr. Ryan also represented the Company to tenants, key members of the life science community, brokers, partners, analysts, and investors and led certain strategic real estate and leasing initiatives across the Company’s other markets.

Specific Individual Goals. The 2022 individual goals established for Mr. Ryan in early 2022, and the achievement of each goal determined in early 2023, were as follows:

Goal: Expansion of expertise in mega campus design, building design, and placemaking strategy across each of our life science cluster markets
Mr. Ryan led the Company’s strategy for mega campus design, building design, and placemaking strategy across each of our life science cluster markets. As of December 31, 2022, the Company’s mega campuses represented 68% of the Company’s total operating property RSF. Additionally, our highly leased value-creation pipeline of current projects and seven near-term projects that are under construction or that will commence construction in the next four quarters is expected to generate greater than $655 million of incremental annual rental revenue, primarily commencing from the first quarter of 2023 through the fourth quarter of 2025.
Goal: Solid growth in same property net operating income
Under Mr. Ryan’s leadership, the Company achieved strong growth in same property net operating income of 6.6% and 9.6% (cash basis) for the year ended December 31, 2022.

Goal: Solid growth in rental rates on lease renewals and re-leasing of space
Mr. Ryan led the execution of leases aggregating 2.6 million RSF in the San Diego market during 2022. This includes 837,340 RSF of developed, redeveloped, and previously vacant space leased in Class A properties and 1.8 million RSF of lease renewals and re-leasing of space at rental rates reflecting increases of 30.0% and 19.2% (cash basis). As of December 31, 2022, our San Diego market generated 51.6% of its annual rental revenue from investment-grade or publicly traded large cap tenants.

Goal: Maintaining solid occupancy
Under Mr. Ryan’s management, our operating asset base for the San Diego market had an occupancy level of 95.4% as of December 31, 2022.

Goal: Maintaining high operating margins
Under Mr. Ryan’s leadership, the Company achieved a solid same property operating margin of 70% as of December 31, 2022.

Goal: Achieving high pre-leasing and/or a high leased percentage of value-creation projects (ground-up development and/or redevelopment)
During 2022, Mr. Ryan completed and delivered four development and redevelopment projects aggregating 537,625 RSF, including 3115 Merryfield Row in our Torrey Pines submarket, which had an operating occupancy of 93%, and 10055 Barnes Canyon Road and 10102 Hoyt Park Drive in our Sorrento Mesa submarket, which had operating occupancies of 100%, upon delivery in 2022. As of December 31, 2022, due to his continual efforts, Mr. Ryan commenced construction on one development project at 10075 Barnes Canyon Road, aggregating 254,771 RSF, in our SD Tech by Alexandria mega campus in our Sorrento Mesa submarket.

Goal: Oversight and execution of value-creation projects at solid returns on investment
Mr. Ryan led the diligent management and oversight of construction for each of the projects noted above. Each project is on track for delivery of solid returns on our investment. Mr. Ryan also provided strategic input into the design of various key development and redevelopment of new Class A buildings and campuses across the Company’s cluster markets.

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COMPENSATION DISCUSSION AND ANALYSIS (continued)
Goal: Execution of selective acquisition of value-added properties in urban innovation clusters
In 2022, Mr. Ryan oversaw selective value-creation real estate acquisitions in our key life science cluster submarkets aggregating 10.2 million SF, including 9.5 million SF of future development and redevelopment opportunities, for an aggregate purchase price of $2.8 billion. These acquisitions continue to be primarily focused on current and future development and redevelopment opportunities, providing for expansion of our mega campuses and accommodating the future growth of our tenants. In 2022, these strategic acquisitions, among others, included the following:

•The acquisition of value-creation operating properties in our University Town Center submarket of San Diego aggregating 226,144 RSF, providing for an opportunity to expand our Campus Point by Alexandria mega campus by approximately 750,000 RSF through ground-up development.
•The acquisition of a value-creation project in our University Town Center submarket of San Diego aggregating 8,730 RSF, providing for an opportunity to expand our University District mega campus by approximately 545,730 RSF through ground-up development and redevelopment.
•The acquisition of real estate assets in our Research Triangle Submarket that provide for an opportunity to expand our Alexandria Center® for Life Science – Durham mega campus by approximately 1,175,000 SF through ground-up development.
•The acquisition of a value-creation project in our South San Francisco submarket of San Francisco Bay Area adjacent to our existing property at 1122 El Camino Real that provides the Company with an opportunity to develop additional 610,000 SF and create a new mega campus in this location.
•The acquisition of value-creation operating properties in our Cambridge/Inner Suburbs submarket of Greater Boston expanding our Alexandria Center® at Kendall Square and Alexandria Center® at One Kendall Square mega campuses by 193,091 RSF that are expected to undergo future development or redevelopment.
•The acquisition of additional entitlement rights in our Fenway submarket of Greater Boston aggregating 202,997 SF and expanding our Alexandria Center® for Life Science – Fenway mega campus.
•The acquisition of a value-creation property in our Route 128 submarket of Greater Boston aggregating 297,576 RSF with future development opportunity of 75,000 SF. This acquisition combined with our existing properties at 40, 50, and 60 Sylvan Road and 840 Winter Street provides for an opportunity to create a new mega campus in our Route 128 submarket of Greater Boston.
•The acquisition of value-creation properties in our Austin submarket of Texas expanding our Intersection Campus mega campus by 998,099 RSF that are expected to undergo future development or redevelopment.

Goal: Execution of selective real estate dispositions to enable capital allocation into high-value Class A properties
In 2022, Mr. Ryan contributed to the completion of strategic real estate dispositions that generated capital aggregating $2.2 billion, at weighted-average capitalization rates of 4.5% and 4.4% (cash basis), for investment into our highly leased development and redevelopment projects and strategic acquisitions.

Goal: Effective communication with executive management on matters of tactical and strategic importance
Mr. Ryan engaged frequently throughout the year with executive management in strategy meetings focused on business development, C-suite relationship targets for ongoing development of our future tenant base, development and construction risk management, proactive management of contractual lease expirations, and review of operational efficiency, energy efficiency, and sustainability initiatives.

Goal: Active engagement with investment community
Mr. Ryan engaged with investors and analysts frequently throughout the year with regard to the Company’s interests in the San Diego market and during various real estate investor events. He was an active participant in a portion of nearly 95 investor and analyst meetings held by the Company during 2022 and the Company’s annual Investor Day meeting in November 2022.

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COMPENSATION DISCUSSION AND ANALYSIS (continued)

Mr. Kass’s 2022 Goals and Assessment of 2022 Performance
Overview. As Executive Vice President – Regional Market Director – Greater Boston, Mr. Kass oversaw the management of the Company’s largest region, representing 36% of the Company’s annual rental revenue as of December 31, 2022. In close coordination with the Company’s other senior executives, Mr. Kass led a team of real estate professionals in implementing the Company’s strategic directives within the Greater Boston market, including the marketing and leasing of existing and newly developed or redeveloped space; the permitting, design, and construction of new development and redevelopment projects; the ongoing management of operating properties in the regional asset base; and the selective acquisition and disposition of properties in the Greater Boston market. In addition to his management activities in the Greater Boston market, Mr. Kass also represented the Company to tenants, key members of the life science community, brokers, partners, analysts, and investors.

Specific Individual Goals. The 2022 individual goals established for Mr. Kass in early 2022, and the achievement of each goal determined in early 2023, were as follows:

Goal: Solid growth in rental rates on lease renewals and re-leasing of space
Mr. Kass led the execution of leases aggregating 2.0 million RSF in the Greater Boston market during 2022, exceeding the 1.8 million RSF of leasing volume executed, on average, during each of the five years preceding 2022 by the rest of the Company. Leasing volume executed in the Greater Boston market in 2022 included 1.1 million RSF of developed, redeveloped, and previously vacant space in Class A properties and 870,893 RSF of lease renewals and re-leasing of space at rental rates reflecting increases of 42.9% and 35.0% (cash basis). As of December 31, 2022, our Greater Boston market achieved an 18% growth in annual rental revenue and generated 50.2% of its annual rental revenue from investment-grade or publicly traded large cap tenants.

Goal: Maintaining solid net operating income margin
Under Mr. Kass’s leadership, our Greater Boston market contributed toward the Company’s solid net operating income margin of 70% for the year ended December 31, 2022.

Goal: Maintaining solid occupancy
Under Mr. Kass’s leadership, our operating asset base for the Greater Boston market had an occupancy level of 94.5% as of December 31, 2022.
Goal: Maintaining high operating margins
Under Mr. Kass’s leadership, the Company achieved a solid same property operating margin of 70% as of December 31, 2022.

Goal: Achieving high pre-leasing and/or a high leased percentage of value-creation projects (ground-up development and/or redevelopment)
Mr. Kass delivered an aggregate of 590,640 RSF which comprises one completed redevelopment project at The Arsenal on the Charles mega campus with an operating occupancy of 96% in our Cambridge/Inner Suburbs submarket and partial delivery of one development project at 201 Brookline Avenue that was 98% leased/negotiating in our Fenway submarket. As of December 31, 2022, Mr. Kass commenced construction on two development projects aggregating 666,804 RSF, which were 68% leased/negotiating, including 320,809 RSF at 99 Coolidge Avenue in our Cambridge/Inner Suburbs submarket and 345,995 RSF at 15 Necco Street in our Seaport Innovation District submarket.

Goal: Oversight and execution of value-creation projects at solid returns on investment
Mr. Kass led the diligent management and oversight of construction for each of the projects noted above. Each project is on track for delivery of solid returns on our investment. Mr. Kass also provided strategic input into the design of various key development and redevelopment of new Class A buildings and campuses across the Greater Boston market. Mr. Kass further contributed to our highly leased value-creation pipeline of current projects and seven near-term projects that are under construction or that will commence construction in the next four quarters, which is expected to generate greater than $655 million of incremental annual rental revenue, primarily commencing from the first quarter of 2023 through the fourth quarter of 2025.

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COMPENSATION DISCUSSION AND ANALYSIS (continued)
Goal: Execution of selective acquisition of value-added properties in urban innovation clusters
In 2022, Mr. Kass contributed to the Company’s expansion of mega campuses by providing strategic input regarding the acquisition of high-quality properties in the Greater Boston market, including the following key acquisitions, among others:

•The acquisition of value-creation operating properties in our Cambridge/Inner Suburbs submarket of Greater Boston expanding our Alexandria Center® at Kendall Square and Alexandria Center® at One Kendall Square mega campuses by 193,091 RSF that are expected to undergo future development or redevelopment.
•The acquisition of additional entitlement rights in our Fenway submarket of Greater Boston aggregating 202,997 SF and expanding our Alexandria Center® for Life Science – Fenway mega campus.
•The acquisition of a value-creation property in our Route 128 submarket of Greater Boston aggregating 297,576 RSF with future development opportunity of 75,000 SF. This acquisition combined with our existing properties at 40, 50, and 60 Sylvan Road and 840 Winter Street provides for an opportunity to create a new mega campus in our Route 128 submarket of Greater Boston.
Goal: Execution of selective real estate dispositions to enable capital allocation into high-value Class A properties
In 2022, Mr. Kass contributed to the completion of strategic real estate dispositions that generated capital aggregating $2.2 billion, at weighted-average capitalization rates of 4.5% and 4.4% (cash basis), for investments into our highly leased development and redevelopment projects and strategic acquisitions. Mr. Kass led the execution of the following dispositions and sales of partial interests in the Greater Boston market:
•Completed the sale of a 70% interest in 100 Binney Street in our Cambridge/Inner Suburbs submarket for a sales price of $713.2 million, or $2,353 per RSF, at capitalization rates of 3.6% and 3.5% (cash basis), representing an excess of $413.6 million above our book value of the 70% interest sold. The sales price at 100% represents a property valuation of $1.02 billion.
•Completed the sale of a 70% interest in 300 Third Street in our Cambridge/Inner Suburbs submarket for a sales price of $166.5 million, or $1,802 per RSF, representing capitalization rates of 4.6% and 4.3% (cash basis), representing an excess of $113.0 million above our book value of the 70% interest sold.
•Completed the sale of 12 properties aggregating 617,043 RSF at Alexandria Park at 128 and 285 Bear Hill Road in our Route 128 submarket and 111 and 130 Forbes Boulevard and 20 Walkup Drive in our Route 495 submarket for an aggregate sales price of $334.4 million and recognized a gain of $202.3 million.

Goal: Effective communication with executive management on matters of tactical and strategic importance
Mr. Kass engaged frequently throughout the year with executive management in strategy meetings focused on business development, C-suite relationship targets for ongoing development of our future tenant base, development and construction risk management, proactive management of contractual lease expirations, and review of operational efficiency, energy efficiency, and sustainability initiatives.

Goal: Active engagement with investment community
Mr. Kass engaged with investors and analysts throughout the year with regard to the Company’s interests in the Greater Boston market. He was an active participant in the Company’s annual Investor Day meeting in November 2022.

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COMPENSATION DISCUSSION AND ANALYSIS (continued)

Mr. Ciruzzi’s 2022 Goals and Assessment of 2022 Performance
Overview. As Chief Development Officer, Mr. Ciruzzi is responsible for the Company’s domestic and international construction and development operations and services platform. Working with a team of highly skilled professionals, Mr. Ciruzzi has overseen the management of entitlements, design, permits, development, construction, and completion of the Company’s collaborative life science, agtech, and technology campuses in our urban innovation clusters. Mr. Ciruzzi is also deeply involved in the Company’s sustainability efforts, construction risk management, capital planning, and project budgeting.

Specific Individual Goals. The 2022 individual goals established for Mr. Ciruzzi in early 2022, and the achievement of each goal determined in early 2023, were as follows:

Goal: Oversight and execution of value-creation projects at solid returns on investment
Mr. Ciruzzi oversaw the diligent management and construction of development and redevelopment projects in our value-creation pipeline. Each project is on track for delivery of solid returns on our investment. Mr. Ciruzzi also provided strategic input into the design of various key development and redevelopment of new Class A buildings and campuses across the Company’s cluster markets.

•During 2022, the Company commenced development and redevelopment projects aggregating 2.6 million RSF.
•As of December 31, 2022, the Company’s highly leased value-creation pipeline of current projects and seven near-term projects that are under construction or that will commence construction in the next four quarters is expected to generate greater than $655 million of incremental annual rental revenue, primarily commencing from the first quarter of 2023 through the fourth quarter of 2025. These projects aggregate 7.6 million RSF and are 72% leased, with 77% of the leased RSF generated from our existing relationships included in our client base of approximately 1,000 tenants.

Goal: Oversight of industry-leading sustainability initiatives and programming
Mr. Ciruzzi, along with other executives, provides oversight of our sustainability initiatives and programming, which directly benefit our tenants, employees, and communities and create long-term value for our stockholders. We aim to be one of the most environmentally innovative, socially responsible, and economically strong companies in the world, and, as a result of Mr. Ciruzzi’s efforts during 2022, the Company made great strides toward this goal. During 2022, as a result of these efforts, Alexandria achieved the following:
•Recognized by GRESB as a Regional and Global Sector Leader for buildings in development in the Science & Technology sector.
•#2 ranking from GRESB for buildings in operation in the Diversified Listed sector.
•Fifth consecutive “A” disclosure score from GRESB for transparency around our practices and performance.
•“Green Star” recognitions in the operating asset benchmark for the sixth consecutive year and in the development benchmark for the third consecutive year since its 2020 launch.
•First-ever Fitwel Life Science certification for 300 Technology Square, located on our Alexandria Technology Square® mega campus in our Cambridge/Inner Suburbs submarket. The new rigorous, evidence-based Fitwel Life Science Scorecard is the first healthy building framework dedicated to laboratory facilities, marking another pioneering effort by the Company to prioritize tenant health and wellness and further differentiate our world-class laboratory buildings.
•LEED Platinum certification at 9880 Campus Point Drive, a 98,000 RSF development on the Campus Point by Alexandria mega campus in our University Town Center submarket, the highest level of certification under the U.S. Green Building Council’s Core & Shell rating system.
•Several 2022 TOBY (The Outstanding Building of the Year) Awards from BOMA (Building Owners and Managers Association) in Boston, Seattle, and Raleigh-Durham. The TOBY & Industry Awards recognize excellence in property management, building operations, and service in the commercial real estate industry.
•In our Cambridge/Inner Suburbs submarket: Five recognitions across three of our premier mega campuses — Alexandria Center® at Kendall Square, Alexandria Center® at One Kendall Square, and Alexandria Technology Square® — for Corporate Facility, Laboratory Building, Renovated Building, and Building Under 100,000 SF categories.
•In our Lake Union submarket: A recognition for 1165 Eastlake Avenue East on The Eastlake Life Science Campus by Alexandria mega campus in the Corporate Facility category.
•In our Research Triangle submarket: A recognition for 9 Laboratory Drive on our Alexandria Center® for AgTech campus in the Life Science category.

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COMPENSATION DISCUSSION AND ANALYSIS (continued)
•The only real estate company selected and recognized as a Climate Leader by the Sponsors of Mass Save®, a collaborative of the energy utilities and energy efficiency service providers in Massachusetts.
•#5 ranking in Barron’s publication of the “10 Real Estate Companies That Are Both Greener and More Profitable” on February 19, 2022.
In addition, as a result of the leadership of Mr. Ciruzzi and other executives, during 2022, the Company:
•Published our 2022 Green Bond Allocation Report highlighting Alexandria’s commitment to investing in sustainable projects.
•On pace to achieve Zero Energy Certification from the International Living Future Institute at 685 Gateway Boulevard in our South San Francisco submarket. Upon certification, it will be one of approximately 90 Zero Energy certified projects in the world.
•Continued the execution of our 2025 sustainability goals program that guides our comprehensive ESG efforts through 2025, relative to a 2015 baseline for buildings in operation. Goals include:
•30% reduction in carbon emissions;
•25% reduction in energy consumption;
•45% waste diversion rate;
•10% reduction in potable water use; and
•50 healthy building certifications.
Goal: Effective communication with executive management on matters of tactical and strategic importance
Mr. Ciruzzi engaged frequently, quarterly, and throughout the year with executive management in strategy meetings focused on business development, C-suite relationship targets for ongoing development of our future tenant base, development and construction risk management, disciplined capital management and proactive cost controls, and review of operational efficiency, energy efficiency, and sustainability initiatives.

300 Third Street, Cambridge/Inner Suburbs, Greater Boston

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COMPENSATION DISCUSSION AND ANALYSIS (continued)
Long-Term Incentive Awards Granted in 2022 to Executive Chairman, CEO, and Former Co-CEO

Structure of the 2022 Grant —Target 50% Performance-Based Vesting and Target 50% Service-Based Vesting

Mr. Marcus’s Amended and Restated Executive Employment Agreement (as amended, the “Marcus Employment Agreement”) provided for an annual LTI award in the form of restricted stock to be granted in 2022 with an aggregate target of $2,750,000 (the “Marcus Grant”), which represents a 50% reduction compared to the annual LTI award granted to Mr. Marcus in 2018 with an aggregate target of $5,500,000. Messrs. Moglia and Richardson’s respective executive employment agreements provided for an annual LTI award in the form of restricted stock to be granted in 2022 with an aggregate target of $4,500,000.

The structure of the annual LTI awards granted in 2022 is summarized below:

Overall LTI Award

Target LTI Award	Maximum LTI Award	Vesting Description
50%	156.4%	3-year growth in FFO per share
50%	N/A	Time-based vesting over 3 years
100%	128.2%

50% of LTI Award Subject to Three-Year Performance, Forfeiture, and Cap

FFO/Share
Goal	Vesting

Threshold	Target Less 50%

Target	50% of LTI Award

Maximum	Target Plus 50%
Rigorous FFO Per Share Performance Goal and Three-Year Performance Period

The Compensation Committee designed the performance-based portion of the 2022 LTI awards to vest based upon growth in FFO per share over the three-year period from 2022 through 2024. FFO is a measure of performance for REITs that was established by the Board of Governors of Nareit and is widely used both internally by REITs and externally by REIT investors and analysts to measure performance.

50% of 2022 LTI Awards Subject to Three-Year Performance Period, Forfeiture If Minimum Level of Performance Not Achieved, and Maximum Size of 2022 LTI Awards Capped

Mr. Marcus:

Target Equity Award	Maximum LTI Award	Accounting Fair Value	Vesting Description
$1,375,000	$2,150,500	$2,146,700	3-year growth in FFO per share
1,375,000	1,375,000	1,372,511	Time-based vesting over 3 years
$2,750,000	$3,525,500	$3,519,211

Messrs. Moglia and Richardson:

Target Equity Award	Maximum LTI Award	Accounting Fair Value	Vesting Description
$2,250,000	$3,519,000	$3,512,952	3-year growth in FFO per share
2,250,000	2,250,000	2,246,003	Time-based vesting over 3 years
$4,500,000	$5,769,000	$5,758,955

As shown in the following table, if FFO per-share growth over the applicable three-year period is less than the minimum amount, then the performance-based portion of the 2022 LTI awards will be forfeited in its entirety and no shares will vest. The cap on the amount of the performance-based portion eligible for vesting in the event of outperformance is 156.4% of the target number of performance-based shares, or 10,290 maximum shares based upon 6,579 target shares for Mr. Marcus and 16,839 maximum shares based upon 10,766 target shares for each of Messrs. Moglia and Richardson.

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COMPENSATION DISCUSSION AND ANALYSIS (continued)

2022 LTI Grants: Goals and Portion Subject to Forfeiture and Cap

FFO/Share		Grant Cap
Goal

Threshold	Target Less 50%

Marcus Target	6,579 Shares	10,290 Shares

Moglia and Richardson Target	10,766 Shares	16,839 Shares

Maximum	Target Plus 56.4%

Timing of Disclosure of FFO Per Share Performance Goals

The specific FFO per share threshold, target, and maximum for the 2022 LTI awards are not disclosed now because we believe such disclosures during the three-year performance period would be inappropriate since most REITs provide only annual guidance for FFO per share. This is a common practice with disclosure of multiyear performance awards. We will disclose the specific FFO per share metrics at the end of the three-year performance period, as we have included below with respect to the completed performance period for the grants made to Messrs. Marcus, Moglia, and Richardson in 2020 under “2020 Long-Term Equity Incentive Award Payouts to Our Executive Chairman, CEO, and Former Co-CEO.” We believe that providing disclosure before the end of the performance period would be competitively harmful.

Determining the Number of Shares Subject to the 2022 LTI Awards and the Reported Value of the 2022 LTI Awards

For Mr. Marcus and Messrs. Moglia and Richardson, the 2022 LTI awards were divided into 6,579 and 10,766 target shares of service-vesting restricted stock, respectively, and 6,579 and 10,766 target shares of performance-vesting restricted stock, respectively. However, the 2022 LTI awards were in the form of a restricted stock award, and therefore, with respect to the performance-vesting portion, the maximum number of shares that could vest in the event of outperformance, aggregating 10,290 shares for Mr. Marcus and 16,839 shares for each of Messrs. Moglia and Richardson, were granted and subject to forfeiture, as described below. With respect to the service-vesting portion, no more than the target number of shares may ever vest.

The 2022 LTI awards are reported for purposes of the tables in this Proxy Statement at their accounting fair value at the grant date of January 11, 2022. For accounting purposes, the grant date fair values of the 2022 LTI awards are based on the January 11, 2022, grant date stock price of $208.62, rather than the January 7, 2022, stock price of $209.00, which was used to determine the number of shares subject to the 2022 LTI awards, as described above. As a result, the grant date fair values of the 2022 LTI awards are $3,519,211 for Mr. Marcus and $5,758,955 for each of Messrs. Moglia and Richardson. These are the amounts used for disclosure in the “Summary Compensation Table” on page 98 and the “2022 Grants of Plan-Based Awards Table” on page 100. Please also refer to Note 16 of the consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 for additional information on fair value accounting for stock awards subject to performance and market condition vesting.

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COMPENSATION DISCUSSION AND ANALYSIS (continued)
2020 Long-Term Equity Incentive Award Payouts to Our Executive Chairman, CEO, and Former Co-CEO

Performance Goals for Long-Term Incentive Awards Granted to Our Executive Chairman, CEO, and Former Co-CEO in 2020 and Vested in 2023

In early 2020, Messrs. Marcus, Moglia, and Richardson were each granted an LTI award, one-half of which was subject to vesting based upon a combination of three-year growth in FFO per share and three-year relative TSR, with the remaining one-half of the award subject to time-based vesting over the three-year performance period ended January 31, 2022. The specific performance goals for each award are provided in the following table:

2020 LTI Awards: Goals and Portion Subject to Forfeiture and Cap

FFO/Share		Relative TSR Performance Modifier		Grant Cap
Goal	Vesting	Goal(1)	Vesting

Below 10.0%	Forfeiture

Threshold: 10.0%	Target Less 50%	≤25th Percentile	Decrease 50%

Marcus Target: 12.5%	8,743 Shares	At or Above Median	No Change	13,675 Shares

Moglia and Richardson Target: 12.5%	14,307 Shares	At or Above Median	No Change	22,377 Shares

Maximum: 15.0%	Target Plus 50%	≥75th Percentile	Increase 50%
Actual: 21%		Actual: 94th Percentile		Vested: 36,052 Shares
(1)Based upon the Company’s TSR relative to the TSR of companies in the FTSE Nareit Equity Office Index.

The maximum vesting for 2020 LTI awards was the result of exceptional corporate performance for the three-year performance period. When our Compensation Committee set the goals in 2020, it set rigorous three-year performance goals tied to our long-term strategic goals and the creation of long-term stockholder value.

685 Gateway Boulevard, South San Francisco, San Francisco Bay Area

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COMPENSATION DISCUSSION AND ANALYSIS (continued)
Considerations in Setting Long-Term Incentive Award Goals for Three-Year Performance Period Ended December 31, 2022

The Compensation Committee believes that the consistency of growth in FFO per share, year over year, during a period of multiple years will result in solid long-term TSR performance versus outperformance in FFO per-share growth following a period of underperformance. Annual performance-based awards provide appropriate incentives to drive continued and consistent growth in FFO per share even if the Company generates stronger FFO per-share growth in one or more particular year(s) in the three-year performance period.

Funds From Operations Per Share by Quarter(1)

$2.20
$2.00
$1.80
$1.60
$1.40
$1.20
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22

(1)Represents FFO per share – diluted, as adjusted. For information on the Company’s FFO, including a definition and a reconciliation from the most directly comparable GAAP measure, see “Non-GAAP Measures and Definitions” under Item 7 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

When setting the FFO per-share growth goal for the 2020 LTI awards, the Compensation Committee focused on setting achievement targets at rigorous and challenging levels that would require significant effort and exceptional performance in order to be achieved. The Compensation Committee considered the Company’s actual operating and financial results during the most recent three-year performance period ended December 31, 2019 and performance projections of future operating and financial performance. Ultimately, the Compensation Committee based the maximum achievement level of FFO per-share growth at a level that would have resulted in a strong relative three-year FFO per-share growth compared to companies in the FTSE Nareit Equity Office Index. Accordingly, at the beginning of 2020, the Compensation Committee determined that the achievement of the three-year FFO per-share growth goal of 15% or higher would be exceptional and would require outstanding performance not only by Messrs. Marcus, Moglia, and Richardson but also by each peer in the FTSE Nareit Equity Office Index.

In 2023, upon vesting of the 2020 LTI awards, the Compensation Committee performed a retrospective analysis to reevaluate the rigor of the three-year FFO per-share growth goal of 15%. The results of the analysis evidenced that in eight out of 11 years from 2012 to 2022, the three-year FFO per-share growth of 15% was achieved only by the top-performing companies in the FTSE Nareit Equity Office Index and approximated or exceeded FFO growth results at the 75th percentile for each of the three-year performance periods ended December 31, 2012, 2014, and 2017–2022. The Company’s actual three-year FFO per-share growth of approximately 21.0% for the period ended December 31, 2022 demonstrated consistently remarkable growth that warranted payouts at the maximum achievement level.

In addition, the Compensation Committee set the goal for FFO per-share growth at a level where outperformance would require significant contribution from external growth through significant additional leasing of new ground-up development projects following construction of the related new Class A buildings. External growth through acquisitions is much less predictable and less likely given the high-value urban submarkets that generate the majority of the Company’s revenue and the difficulty of locating appropriate opportunities that provide for adequate value-creation post acquisition.

2023 Proxy Statement	89

COMPENSATION DISCUSSION AND ANALYSIS (continued)
High Leasing Volume in Light of Minimal Contractual Lease Expirations
•What the Compensation Committee Considered When Setting the Goals at the End of 2019: Contractual lease expirations in 2020, 2021, and 2022 aggregated 5.4 million RSF as of December 31, 2019.
•Key Drivers of Actual FFO Per-Share Growth During the Performance Period: During the three years ended December 31, 2022, we executed leases aggregating 22.3 million RSF, including 8.4 million RSF in 2022, representing the second-highest annual leasing volume in Company history. The continued strong leasing activity during the three years ended December 31, 2022, combined with strong demand for the Company’s properties, resulted in outperformance in FFO per-share growth relative to the goal established at the beginning of the three-year performance period.

Strong Rental Rate Growth
•What the Compensation Committee Considered When Setting the Goals at the End of 2019: The weighted-average rental rate growth achieved in the three years ended December 31, 2019 was 27.3% and 14.8% (cash basis). At the end of 2019, the Company projected rental rate growth on lease renewals and re-leasing of space in a range from 28% to 31%, and from 14% to 17% (cash basis), for the year ended December 31, 2020.
•Key Drivers of Actual FFO Per-Share Growth During the Performance Period: Projected rental rate growth was based upon a different set of contractual lease expirations and anticipation of continued strong but moderating rental rate growth. Continued constrained supply of Class A space resulted in strong demand and outperformance in rental rate growth. Actual weighted-average rental rate growth for the three years ended December 31, 2022 was 35.2% and 21.5% (cash basis), significantly above rental rate growth from leasing activity forecasted for 2020 and actual rental rate growth from leasing activity for the three years ended December 31, 2019.
Addition of Properties That Were Not Under Construction or Identified as Potential Acquisitions
•What the Compensation Committee Considered When Setting the Goals at the End of 2019: As of December 31, 2019, 22 of the 31 properties discussed below were under active construction. The other nine new Class A properties represented development and redevelopment projects that commenced subsequent to December 31, 2019 and generated an additional $78.9 million of incremental annual net operating income.
•Key Drivers of Actual FFO Per-Share Growth During the Performance Period: During the three years ended December 31, 2022:
•We had an addition of 210 properties, including 188 properties that were not under construction or identified as potential acquisitions as of December 31, 2019.
•We completed the acquisition of 154 operating properties aggregating 13.6 million RSF for an aggregate purchase price of $7.3 billion. These 154 properties generated $451.2 million of incremental annual net operating income.
•We placed into service 15 new Class A properties aggregating 2.5 million RSF through ground-up development, which were under active construction as of December 31, 2019.
•We placed into service 16 new Class A properties aggregating 1.5 million RSF through redevelopment. Nine of the 16 properties were under active construction as of December 31, 2019. The remaining seven properties were leased, redeveloped, and placed into service subsequent to December 31, 2019 and generated an additional $35.3 million of incremental annual net operating income.
•As of December 31, 2022, the Company had development and redevelopment projects of new Class A properties under construction, aggregating 5.6 million RSF, that were 67% leased and seven near-term projects expected to commence construction in the next four quarters aggregating 2.0 million RSF that were 88% leased.
Maintaining Solid Occupancy
•What the Compensation Committee Considered When Setting the Goals at the End of 2019: Overall occupancy of 96.6% and 96.8% at the end of 2016 and 2019, respectively, remained consistently strong. The Compensation Committee considered maintaining this high level of occupancy to be a significant goal. At the time this goal was set, the breadth of the advancing COVID-19 pandemic, along with its impact on businesses, supply chain, and the national economy, was not a known factor.
•Key Drivers of Actual FFO Per-Share Growth During the Performance Period: Actual occupancy at the end of 2022 was 94.8%, which represents a significant achievement in light of the increase of approximately 6% in the average U.S. office vacancy rate from the fourth quarter of 2019 to the third quarter of 2022, as published by Jones Lang LaSalle in February 2023.

2023 Proxy Statement	90

COMPENSATION DISCUSSION AND ANALYSIS (continued)
Improvement in Long-Term Cost of Capital
•What the Compensation Committee Considered When Setting the Goals at the End of 2019: The corporate credit rating from S&P Global Ratings was BBB+/Stable, the credit rating from Moody’s Investors Service was Baa1/Stable, NAV per share(1) was $151.00, and the FFO per share multiple(2) was 21.5x.
•Key Drivers of Actual FFO Per-Share Growth During the Performance Period: The following items, combined with the items noted above, contributed to improvement in our long-term cost of capital and our outperformance in FFO per-share growth for the three-year performance period:
•Improved fourth quarter annualized net debt to Adjusted EBITDA from 5.7x in 2019 to 5.1x in 2022, representing the lowest ratio in Company history.
•Improved fourth quarter annualized fixed-charge coverage ratio from 4.2x in 2019 to 5.0x in 2022.
•Further strengthened the Company’s credit profile, which resulted in a corporate issuer credit rating increase to BBB+/Positive in October 2021 by S&P Global Ratings.
•Improved our NAV per share(1) of $151.00 as of December 31, 2019 to $186.00 as of December 31, 2022.

(1)	NAV per share for each year is calculated as an average of net asset value estimates provided by Bank of America Merrill Lynch, Citigroup Global Markets Inc., Evercore ISI, Green Street, and J.P. Morgan Securities LLC.

Performance-Based Cash Incentive Bonus Awarded in 2021 and 2022 to Our Executive Chairman

Mr. Marcus was granted a performance-based cash incentive bonus in an amount up to $2.0 million in each of 2021 and 2022 (the “2021 Cash Bonus” and the “2022 Cash Bonus,” respectively) in recognition of the significant value created in the Company’s portfolio of non-real estate investments during each such year as a result of Mr. Marcus’s experience, expertise, and leadership. Half of the 2021 Cash Bonus was earned in 2021 and paid in 2022, and half of the 2022 Cash Bonus was earned in 2022 and is payable in 2023.

The other half of the 2021 Cash Bonus (the “2021 Net Realized Gains Bonus”) is payable in 2023, subject to (i) Mr. Marcus’s continued service through the applicable payment date and (ii) the amount of recognition of net realized gains, excluding impairments, from the Company’s portfolio of non-real estate investments during the period from January 1, 2022 to December 31, 2022 (the “2022 Net Realized Gains”). The achievement levels established by the Compensation Committee for the 2021 Net Realized Gains Bonus are provided in the table below (with linear interpolation for performance in between levels). In early 2023, the Compensation Committee determined that the amount of 2022 Net Realized Gains, as set forth in the table below, exceeded the maximum achievement level and thus determined that the amount of 2021 Net Realized Gains Bonus would be $1.0 million.

2021 Net Realized Gains Bonus
2022 Net Realized Gains(1)		Amount Earned in 2022

Forfeiture:	$0	$0

Target:	$37,500,000	$500,000

Maximum	≥ $75,000,000	$1,000,000

Actual	$100,947,000	$1,000,000

(1)Represents net realized gains, excluding impairments, from the Company’s portfolio of non-real estate investments.

The other half of the 2022 Cash Bonus (the “2022 Net Realized Gains Bonus”) is payable in 2024, subject to (i) Mr. Marcus’s continued service through the applicable payment date and (ii) the amount of recognition of net realized gains, excluding impairments, reported in FFO, as adjusted during the period from January 1, 2023 to December 31, 2023, from the Company’s portfolio of non-real estate investments (the “2023 Net Realized Gains”). We will disclose the specific achievement levels with respect to 2023 Net Realized Gains at the end of the performance period, as included above with respect to the 2021 Net Realized Gains Bonus. We believe that providing disclosure before end of the performance period would be competitively harmful.

2023 Proxy Statement	91

COMPENSATION DISCUSSION AND ANALYSIS (continued)
Long-Term Performance-Based Incentive Awards Granted in 2022 to All NEOs

Structure of Awards

Each of our NEOs received an award, 50% of which is eligible to vest upon achievement of TSR on a relative basis compared to the constituents of the FTSE Nareit Equity Office Index (the “Index Companies”) and 50% of which is eligible to vest upon achievement of TSR, on an absolute basis, over a performance period from March 31, 2022 to December 31, 2024. The shares subject to each award are also subject to a one-year holding period after vesting to further underscore its long-term retentive element.

Rigorous Performance Goals

In order for an NEO to earn the full award, our TSR during the entire performance period must be in the top 30% of Index Companies and must equal or exceed 22%. If our TSR is 22% during the entire performance period, the value of the maximum payout will be approximately 0.23% of the overall value generated for stockholders.

The relative and absolute portions of each award can be earned as follows (with linear interpolation for performance in between levels):

50% Relative TSR			50% Absolute TSR
TSR		Vesting	TSR	Vesting

Forfeiture:	<30th Percentile of Index Companies	0%	Forfeiture: <11%	0%

Threshold:	30th Percentile of Index Companies	25%	Threshold: 11%	25%

Target:	50th Percentile of Index Companies	62.5%	Target: 17%	62.5%

Maximum:	≥70th Percentile of Index Companies	100%	Maximum: ≥22%	100%

Change of Control and Termination of Service

In the event of a Change of Control, as defined in the Company’s Deferred Compensation Plan for Directors (DCPD) during the performance period:

•The performance goals for the relative portion of each award will be earned based on the Company’s TSR through the Change of Control against that of the Index Companies for the same period. If the Change of Control occurs during the first year of the performance period, the number of shares earned is also prorated for the same period.

•The performance goals for the absolute portion of each award will be prorated for the portion of the performance period elapsed through the Change of Control and actual performance measured against those prorated goals. If the Change of Control occurs during the first year of the performance period, the number of shares earned is also prorated for the same period.

If an NEO is terminated without Cause or resigns for Good Reason (as each term is defined in the DCPD), or the NEO’s service is terminated due to his or her death or disability, in each case prior to the vesting date, his award will remain outstanding and subject to vesting based on attainment of the performance goals through the original performance period, as if termination had not occurred, but with the number of shares earned prorated for the portion of the performance period worked.

Long-Term Service-Based Incentive Awards Granted in 2022 to CEO, Former Co-CEO, and Other NEOs

Each of the employment agreements for Messrs. Moglia, Richardson, Shigenaga, Ryan, Kass, and Ciruzzi provides (or provided, in the case of Mr. Richardson) for long-term incentive awards at the discretion of the Compensation Committee. Annual long-term incentive awards are granted in the year following the year of performance, as shown in the “Summary Compensation Table” for the year of grant in accordance with the rules for disclosing equity compensation. Based on 2021 corporate performance accomplishments; an evaluation of each NEO’s performance, position, tenure, experience, expertise, leadership, and management capability; contribution to profitability, growth in FFO per share, NAV, and long-term stockholder value; and 2021 individual performance accomplishments, each NEO was granted a restricted stock award for the number of shares set forth below in the “2022 Grants of Plan-Based Awards Table” on page 100. These restricted stock awards vest based on each NEO’s continued service over a four-year period. The value of each restricted stock award increases or decreases with our stock price. Our Compensation Committee believes that granting restricted stock awards is appropriate for several reasons, including that it is consistent with the practices of our peer companies, that it provides a useful retention tool, and that it helps us manage dilution because fewer shares are granted subject to restricted stock awards than would be granted subject to stock options.

2023 Proxy Statement	92

COMPENSATION DISCUSSION AND ANALYSIS (continued)

Departure of Former Co-CEO

On July 1, 2022, Mr. Richardson tendered his resignation from all of his positions with the Company and its subsidiaries, effective July 31, 2022, and notified the Company of his intent to retire from full-time employment and his professional career for family and personal reasons. In connection with Mr. Richardson’s retirement, we entered into a consulting agreement with Mr. Richardson, pursuant to which Mr. Richardson has agreed to assist the Company as a strategic consultant for internal growth through February 2025, unless the consulting arrangement is earlier terminated by either party. During the consulting period, we agreed to reimburse Mr. Richardson for reasonable and documented expenses actually incurred in connection with providing the services we request, and we agreed his change of status from an employee to a consultant and his continued service to the Company do not constitute an interruption or termination of service pursuant to the terms of the 1997 Incentive Plan and therefore each of Mr. Richardson’s equity awards will continue to vest during his consulting period pursuant to the terms effective on each respective grant date during his consulting period.

2023 Proxy Statement	93

COMPENSATION DISCUSSION AND ANALYSIS (continued)
Retirement and Benefit Programs

Pension Plan

The Company maintains the Alexandria Real Estate Equities, Inc. Cash Balance Pension Plan (the “Pension Plan”), which is designed to provide eligible employees of the Company, including the NEOs, with benefits upon retirement. The Board believes it is important to the Company’s objectives of attracting and retaining talent that the Company provide a reasonable income replacement for eligible employees, including the NEOs, during retirement.

Under the Pension Plan, a hypothetical account is established for each participant for record-keeping purposes. Each year, a participant’s cash balance account is credited a hypothetical employer contribution and hypothetical earnings. These amounts are hypothetical because the hypothetical account balance must be converted into an annuity payable at normal retirement age (“NRA”), as defined in the Pension Plan. This future benefit at NRA can then be converted into a lump-sum benefit. The lump-sum distribution at NRA may be higher or lower, depending on interest rates in effect at that time. Hypothetical earnings for each calendar year are credited at a rate, compounded annually, equal to the rate for 30-year U.S. Treasury securities for the December preceding the applicable calendar year. The rate was 1.85% for 2022. Benefits under the Pension Plan are vested at all times, are obligations of the Company, and are payable in the form of a lump sum or a single or joint and survivor annuity in accordance with the participant’s distributions election. Benefits automatically commence upon death, disability, or other termination of employment. Participants may elect to commence receiving benefits while still in our employ at any time on or after the participant has attained age 62. See “Pension Benefits Table” on page 103 for more information.

Deferred Compensation Plan

The Company also has a 2000 Deferred Compensation Plan (the “DC Plan”), which is an unfunded plan designed to permit compensation deferrals for a select group of the Company’s management or highly compensated employees.

Eligibility to participate in the DC Plan is limited to full-time employees of the Company who (i) qualify as accredited investors under the Securities Act, (ii) fall within a select group of management or highly compensated employees for purposes of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and (iii) are selected and designated as eligible to participate by the Company with respect to a plan year based on their level of responsibility and anticipated compensation levels for such plan year. Participants’ elected deferral amounts under the DC Plan are credited or charged, as the case may be, with the investment performance of mutual funds, other publicly traded securities, and certain private life science, agtech, and technology company venture investments made available by the Company for the deemed investment of participants’ accounts as elected by participants. During 2022, the Company did not contribute any amount to participants’ accounts under the DC Plan in addition to the compensation deferred by the participants. See “2022 Nonqualified Deferred Compensation Table” on page 103 for more information.

Perquisites and Other Benefits

The Company provides certain perquisites and other benefits to our NEOs as discussed in the “Summary Compensation Table” on page 98. The Compensation Committee believes that these types of benefits are highly effective in retaining qualified executive officers because they provide the executive officers with longer-term security and protection for the future. The Company believes that providing these benefits is a relatively inexpensive way to enhance the competitiveness of the executives’ compensation packages and furthers the Company’s goal of retaining and rewarding highly qualified executives. The Company generally believes that all the perquisites have greater value to the executives than cost to the Company to provide them, thus providing a return on the cost of providing such benefits.

2023 Proxy Statement	94

COMPENSATION DISCUSSION AND ANALYSIS (continued)
Other Compensation Policies

Stock Ownership Guidelines

NEOs are subject to the stock ownership requirements described under “Stock Ownership Guidelines” on page 27.

Clawback Policy

The Company has a clawback policy applicable to NEOs. The policy allows for the recoupment of cash and long-term incentive awards paid to an NEO on the basis of the Company’s performance in the event of a material restatement of the Company’s financial results (other than a restatement caused by a change in applicable accounting rules or interpretations) as a result of actual fraud or willful unlawful misconduct by the NEO that materially contributed to the need for the restatement. The policy is administered by the Compensation Committee. The SEC recently adopted final rulemaking implementing the provisions of Dodd-Frank relating to recoupment of incentive-based compensation that will require further rulemaking by the NYSE. We will monitor the listing standards adoption by the NYSE and amend our clawback policy as necessary to reflect the final NYSE listing rules during the required time frame in compliance with those standards.

Anti-Hedging and Anti-Pledging Policies

Our NEOs are subject to anti-hedging and anti-pledging policies described under “Anti-Hedging and Anti-Pledging Policies” on page 27.

Tax Treatment

Under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) (“Section 162(m)”), compensation paid to any of the publicly held corporation’s “covered employees” that exceeds $1 million per taxable year for any covered employee is generally non-deductible for tax purposes. Although the Compensation Committee will continue to consider tax implications as one factor in determining executive compensation, the Compensation Committee also looks at other factors in making its decisions and retains the flexibility to provide compensation for the Company’s NEOs in a manner consistent with the goals of the Company’s executive compensation program and the best interests of the Company, which may include providing for compensation that is not deductible by the Company due to the deduction limit under Section 162(m).

Compensation Risk Assessment

The Compensation Committee considers potential risks when reviewing and approving the compensation program and has designed the Company’s compensation program with specific features to address potential risks while rewarding employees for achieving long-term financial and strategic objectives through balancing appropriate entrepreneurship and risk‑taking with the exercise of prudent business judgment. The Compensation Committee believes that the following risk oversight and compensation design features assist in guarding against excessive risk-taking and has concluded that our compensation program does not create risks that are reasonably likely to have a material adverse effect on the Company’s business or financial condition:
•The Company’s processes for developing strategic and annual operating plans, the approval of capital investments, internal control over financial reporting, and other financial, operational, and compliance policies and practices (see “The Board’s Role in Risk Oversight” on page 34 for a discussion of the role of the Board in the risk oversight process);
•The diversified nature of the Company’s overall real estate asset base and tenant mix with respect to industries and markets served and geographic footprints;
•The review and approval of corporate objectives by the Compensation Committee to ensure that these goals are aligned with the Company’s strategic and annual operating plans, achieve the proper risk-reward balance, and do not encourage unnecessary or excessive risk-taking;
•Competitive base salaries consistent with executives’ responsibilities so that they are not motivated to take excessive risks to achieve a reasonable level of financial security;
•The determination of stock awards based on a review of a variety of qualitative factors;
•Stock compensation and vesting periods for stock awards that encourage executives to focus on sustained stock price appreciation;
•A mix between cash and equity compensation that is designed to encourage strategies and actions that are in the long-term best interests of the Company;
•Meaningful stock ownership guidelines for executive officers and directors; and
•The Company’s clawback policy and anti-hedging and anti-pledging policies, which are described above.

2023 Proxy Statement	95

9 Laboratory Drive, Research Triangle, Research Triangle

2023 Proxy Statement	96

Compensation Tables and Related Narrative
Summary Compensation Table Introduction

As described under “Compensation Philosophy,” the fundamental principle that drives pay decisions of the Compensation Committee is to align pay with performance. The experience, abilities, and commitment of our NEOs (whose tenures average 21 years) provide unique skill sets to the Company in our business of owning and operating essential real estate for the broad and diverse life science, agtech, and technology industries and therefore have been and will continue to be critical to the Company’s long-term success, including the achievement of each of our key objectives: profitability, growth in FFO per share and NAV, and creation of long-term stockholder value. The Compensation Committee believes that each NEO’s total annual compensation should vary with the performance of the Company for the year in question. 2022 was a year of significant achievements, as described throughout this Proxy Statement and in the following charts:

Total Stockholder Return(1)
Five Years Ended December 31, 2022
(1)Assumes reinvestment of dividends. Source: Bloomberg and S&P Global Market Intelligence.

TSR
1 Year Ended		3 Years Ended		5 Years Ended		5/28/97 (IPO) through
12/31/22		12/31/22		12/31/22		12/31/22
S&P 500	(18.1)%	S&P 500	24.8%	S&P 500	56.9%	ARE	1,673.3%
Russell	(20.4)%	Russell	9.6%	ARE	28.2%	MSCI	684.5%
MSCI	(24.5)%	MSCI	(0.2)%	Russell	22.4%	S&P 500	628.5%
ARE	(32.6)%	ARE	(2.2)%	MSCI	19.9%	Russell	552.9%
Peers	(36.7)%	Peers	(35.9)%	Peers	(21.5)%	Peers	505.0%
FTSE	(37.6)%	FTSE	(37.9)%	FTSE	(30.3)%	FTSE	306.8%
ARE Percentile Ranking(1)
FTSE	76%	FTSE	95%	FTSE	100%	FTSE	100%
Peers	56%	Peers	89%	Peers	89%	Peers	100%
S&P 500	20%	S&P 500	22%	S&P 500	34%	S&P 500	60%

(1)Represents the percentile ranking of Alexandria’s TSR performance among the companies included in the FTSE Nareit Equity Office Index, our 2022 peer group as described under “2022 Peer Group” on page 60, and S&P 500 companies.

ARE: Alexandria Real Estate Equities, Inc.	Russell: Russell 2000 Index
FTSE: FTSE Nareit Equity Office Index	S&P: S&P 500 Index
Peers: Our 2022 Peer Group	MSCI: MSCI U.S. REIT Index
Source: S&P Global Market Intelligence, a part of S&P Global, Inc. | ©2023 | www.snl.com

2023 Proxy Statement	97

COMPENSATION TABLES AND RELATED NARRATIVE (continued)
Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)(1)		Non-Equity Incentive Plan Compensation ($)		Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(2)	All Other Compensation ($)(3)	Total ($)
Joel S. Marcus,	2022	1,165,000	2,025,000	(4) (5)	6,781,445	(6)	2,621,250		—	442,822	13,035,517
Executive Chairman and Founder	2021	1,105,000	2,000,000	(4)	5,073,393		2,486,250		1,600,851	435,899	12,701,393
	2020	1,080,000	2,000,000	(4)	4,983,975		2,430,000		863,506	431,012	11,788,493

Peter M. Moglia,	2022	725,000	—		6,670,533		1,631,250		117,248	145,357	9,289,388
Chief Executive Officer and Co-Chief Investment Officer	2021	690,000	—		5,874,602		1,552,500		13,672	143,357	8,274,131
	2020	675,000	—		5,786,344		1,518,750		18,406	42,357	8,040,857

Stephen A. Richardson,	2022	418,091	—		6,670,533		—	(7)	—	143,212	7,231,836
Former Co-Chief Executive Officer	2021	690,000	—		5,874,602		1,552,500		59,978	143,148	8,320,228
	2020	675,000	20,000	(8)	5,786,344		1,518,750		47,531	42,148	8,089,773

Dean A. Shigenaga,	2022	695,000	1,500,000		6,086,488		—		166,992	148,403	8,596,883
President and Chief Financial Officer	2021	655,000	1,250,000		5,382,380		—		131,592	146,403	7,565,375
	2020	640,000	1,170,000	(9)	5,159,683		—		49,557	45,403	7,064,643

Daniel J. Ryan,	2022	695,000	2,600,000	(10)	5,636,553		—		113,286	140,500	9,185,339
Co-Chief Investment Officer and Regional Market Director – San Diego	2021	650,000	2,600,000	(11)	4,850,943		—		1,662,285	138,500	9,901,728
	2020	635,000	1,535,000	(12)	4,646,822		—		943,748	37,500	7,798,070

Hunter L. Kass(13)	2022	565,000	2,600,000	(14)	5,411,585		—		76,388	115,500	8,768,473
Executive Vice President – Regional Market Director – Greater Boston	2021	500,000	2,600,000	(15)	4,496,417		—		—	113,500	7,709,917

Vincent R. Ciruzzi	2022	570,000	575,000	(5)	3,821,989	(6)	—		88,946	117,573	5,173,508
Chief Development Officer	2021	540,000	535,000		2,670,542		—		11,150	115,573	3,872,265
	2020	530,000	475,000		2,350,112		—		15,012	39,573	3,409,697
(1)The dollar values of restricted stock awards set forth in this column are equal to the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. A discussion of the assumptions used in calculating the grant date fair value is set forth in Notes 2 and 16 of the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022. Certain amounts shown in this column relate to restricted stock awards that were tied to the achievement of predetermined corporate and individual performance goals. Assuming achievement of the highest level of performance, the accounting fair values of the restricted stock awards that will ultimately be recognized as compensation expense are as follows: (i) Mr. Marcus’s awards: 2020: $5,044,020; 2021: $5,073,393; and 2022: $6,781,445; and (ii) each of Messrs. Moglia and Richardson’s awards: 2020: $5,890,089; 2021: $5,874,602; and 2022: $6,670,533.

(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	Joel S. Marcus	Peter M. Moglia	Stephen A. Richardson	Dean A. Shigenaga	Daniel J. Ryan	Hunter L. Kass	Vincent R. Ciruzzi
	Aggregate change in the actuarial present value of accumulated benefits under the Company’s Pension Plan	$—	$117,248	$—	$118,171	$113,286	$76,388	$88,946
	Above-market or preferential earnings under the DC Plan	—	—	—	48,821	—	—	—
	Earnings reflected in the table above	$—	$117,248	$—	$166,992	$113,286	$76,388	$88,946
	Below-market losses under the DC Plan not shown above	$(2,850,431)	$—	$(15,721)	$—	$(1,011,690)	$—	$—
Pursuant to Stephen Richardson’s resignation effective on July 31, 2022, the entire value of his accumulated pension benefits aggregating $1,103,595 was distributed to him, resulting in no outstanding balance in his pension benefit account as of December 31, 2022.

(3)The amounts set forth in this column include the Company’s contribution to (a) NEOs’ employee accounts under the Company’s 401(k) plan and Pension Plan, (b) the Company’s profit-sharing and executive profit-sharing plans, (c) life insurance premiums, (d) medical premiums, and (e) disability premiums:

All Other Compensation ($)	Joel S. Marcus	Peter M. Moglia	Stephen A. Richardson	Dean A. Shigenaga	Daniel J. Ryan	Hunter L. Kass	Vincent R. Ciruzzi
Pension Plan	$—	$100,000	$100,000	$100,000	$100,000	$75,000	$75,000
Profit-sharing plan	40,500	40,500	40,500	40,500	40,500	40,500	40,500
Insurance premiums	402,322	4,857	2,712	7,903	—	—	2,073
All other compensation	$442,822	$145,357	$143,212	$148,403	$140,500	$115,500	$117,573
(4)Represents bonus awarded to Mr. Marcus in recognition of the significant value created in the Company’s portfolio of non-real estate investments as a result of Mr. Marcus’s expertise and leadership. See “Performance-Based Cash Incentive Bonus Awarded in 2021 and 2022 to Our Executive Chairman” on page 91 for more information.
(5)Includes a special bonus of $25,000 awarded by the Compensation Committee to each of Messrs. Marcus and Ciruzzi in May 2022 in recognition of the 25th anniversary of the Company’s initial public offering of the Common Stock and in consideration of services to the Company.
(6)Includes 2,500 shares with grant date accounting and gross value of $399,275 awarded by the Compensation Committee to each of Messrs. Marcus and Ciruzzi in May 2022 in recognition of the 25th anniversary of the initial public offering and in consideration of services to the Company.
(7)Mr. Richardson resigned from the Company, effective July 31, 2022, and thus was not entitled to receive an annual incentive bonus for performance year 2022.
(8)Represents bonus awarded to mark the 20-year anniversary of Mr. Richardson’s service to the Company.
(9)Includes $20,000 awarded to mark the 20-year anniversary of Mr. Shigenaga’s service to the Company.

2023 Proxy Statement	98

COMPENSATION TABLES AND RELATED NARRATIVE (continued)
(10)Includes a special cash bonus of $1,100,000 awarded by the Compensation Committee to Mr. Ryan in recognition of his exceptional performance during 2022, including his extraordinary efforts in leading the Company’s strategy for mega campus design, building design, and placemaking strategy across each of our life science cluster markets, and his contributions toward the Company’s execution of a long-term lease with BMS for a new innovative research hub aggregating 427,000 RSF at the Campus Point by Alexandria mega campus in our University Town Center submarket. The historic milestone lease with BMS marked the second-largest life science lease in the Company’s history and further enhanced our long-term strategic relationship with BMS, with whom we now lease over 900,000 RSF across five of our life science cluster markets, San Diego, Greater Boston, the San Francisco Bay Area, New York City, and Seattle.
(11)Includes a special cash bonus of $1,100,000 awarded by the Compensation Committee to Mr. Ryan for his exceptional performance in 2021, including his outstanding efforts in leading the Company’s strategy for mega campus design and placemaking strategy across each of our life science cluster markets.
(12)Includes (i) a special cash bonus of $500,000 awarded in recognition of Mr. Ryan’s exceptional performance in 2020 and (ii) a cash bonus of $10,000 awarded to mark the 10-year anniversary of Mr. Ryan’s service to the Company.
(13)Mr. Kass became NEO in 2021.
(14)Includes a special cash bonus of $1,100,000 awarded by the Compensation Committee to Mr. Kass in recognition of his exceptional performance during 2022, including his extraordinary efforts in leading the Company’s Greater Boston market, which experienced an outstanding year of value creation for the Company. Specifically, Mr. Kass provided strategic input regarding the acquisition of high-quality properties, the development and redevelopment of new Class A properties and campuses across the Greater Boston market, and the expansion of mega campuses. Mr. Kass contributed significantly to the Company’s execution of a 334,000 RSF long-term lease with Eli Lilly for the development of Eli Lilly’s new state-of-the-art Institute for Genetic Medicine at 15 Necco Street in the Seaport Innovation District in Greater Boston. This lease represents one of the largest leases executed by the Company for laboratory space in our Greater Boston market, where we are pioneering a new life science submarket.
(15)Includes a special cash bonus of $1,100,000 awarded by the Compensation Committee to Mr. Kass for his extraordinary efforts in 2021 in leading the Company’s Greater Boston market, including his outstanding efforts in providing strategic input into the design of various key development and redevelopment of new Class A buildings and campuses across the Greater Boston market, which experienced an outstanding year of value creation for the Company, bolstered by acquisitions and the expansion of mega campuses.

1150 Eastlake Avenue East, Lake Union, Seattle

2023 Proxy Statement	99

COMPENSATION TABLES AND RELATED NARRATIVE (continued)
2022 Grants of Plan-Based Awards Table

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock Awards ($)
Name	Grant Date		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Joel S. Marcus	1/11/2022	(1)	N/A	N/A	N/A	N/A	N/A	N/A	6,579	1,372,511
	1/11/2022	(2)	N/A	N/A	N/A	—	6,579	10,290	N/A	2,146,700
	N/A	(3)	873,750	1,747,500	2,621,250	N/A	N/A	N/A	N/A	N/A
	N/A	(4)
	3/31/2022	(5)	N/A	N/A	N/A	6,140	15,350	24,560	N/A	2,862,959
	5/20/2022	(6)	N/A	N/A	N/A	N/A	N/A	N/A	2,500	399,275

Peter M. Moglia	1/11/2022	(1)	N/A	N/A	N/A	N/A	N/A	N/A	10,766	2,246,003
	1/11/2022	(2)	N/A	N/A	N/A	—	10,766	16,839	N/A	3,512,952
	N/A	(3)	543,750	1,087,500	1,631,250	N/A	N/A	N/A	N/A	N/A
	3/31/2022	(5)	N/A	N/A	N/A	1,955	4,888	7,820	N/A	911,578

Stephen A. Richardson	1/11/2022	(1)	N/A	N/A	N/A	N/A	N/A	N/A	10,766	2,246,003
	1/11/2022	(2)	N/A	N/A	N/A	—	10,766	16,839	N/A	3,512,952
	3/31/2022	(5)	N/A	N/A	N/A	1,955	4,888	7,820	N/A	911,578

Dean A. Shigenaga	3/31/2022	(4)	N/A	N/A	N/A	1,955	4,888	7,820	N/A	911,578
	12/30/2022	(7)	N/A	N/A	N/A	N/A	N/A	N/A	39,473	5,174,910

Daniel J. Ryan	3/31/2022	(5)	N/A	N/A	N/A	1,955	4,888	7,820	N/A	911,578
	12/30/2022	(7)	N/A	N/A	N/A	N/A	N/A	N/A	36,041	4,724,975

Hunter L. Kass	3/31/2022	(5)	N/A	N/A	N/A	1,955	4,888	7,820	N/A	911,578
	12/30/2022	(7)	N/A	N/A	N/A	N/A	N/A	N/A	34,325	4,500,007

Vincent R. Ciruzzi	3/31/2022	(5)	N/A	N/A	N/A	585	1,463	2,340	N/A	272,774
	5/20/2022	(6)	N/A	N/A	N/A	N/A	N/A	N/A	2,500	399,275
	12/30/2022	(7)	N/A	N/A	N/A	N/A	N/A	N/A	24,027	3,149,940

(1)Represents restricted stock grant related to performance in 2021 subject to time-based vesting over a three-year period.
(2)Represents restricted stock grant related to performance in 2021 with vesting subject to performance over the three-year period ending December 31, 2024.
(3)Represents an annual cash incentive bonus tied to achievement of predetermined corporate and individual performance goals. See “Annual Cash Incentive Awards for Executive Chairman, CEO, and Former Co-CEO” on page 63 for additional information.
(4)Represents performance-based cash incentive bonus tied to achievement of predetermined corporate performance goals for value creation in the Company’s portfolio of non-real estate investments. See “Performance-Based Cash Incentive Bonus Awarded in 2021 and 2022 to Our Executive Chairman” on page 91.
(5)Represents performance grant. See “Long-Term Performance-Based Incentive Awards Granted in 2022 to All NEOs” on page 92 for additional information. The shares subject to each restricted stock grant are also subject to a one-year holding period after vesting to further underscore the long-term retentive element.
(6)Represents restricted stock grant awarded in recognition of the 25th anniversary of the Company’s initial public offering and in consideration of respective services to the Company.
(7)Represents restricted stock grant related to performance in 2021 subject to time-based vesting over a period ending on December 15, 2026. The shares subject to each restricted stock grant are also subject to a one-year holding period after vesting to further underscore the long-term retentive element.

The stock awards indicated in the table above were granted under the 1997 Incentive Plan. Holders of Common Stock of the Company, including recipients of the restricted stock awards shown above, are eligible to receive distributions as determined by the Board. Refer to the consolidated statements of stockholders’ equity in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for information on dividends declared on Common Stock.

2023 Proxy Statement	100

COMPENSATION TABLES AND RELATED NARRATIVE (continued)
Employment Agreements

The Company has individual employment agreements with Messrs. Marcus, Moglia, Shigenaga, Ryan, Kass, and Ciruzzi.

The Marcus Employment Agreement provides that Mr. Marcus serve as full-time Executive Chairman beginning on April 23, 2018, through December 31, 2020, which term will be extended for additional one-year periods thereafter unless and until the Company or Mr. Marcus provides notice of non-renewal. The Marcus Employment Agreement (i) incorporates the annual incentive award criteria described under “Corporate Performance Component of Executive Chairman’s and CEO’s 2022 Cash Incentive Awards,” (ii) provides for a cash incentive bonus for Mr. Marcus as described above under “Structure and Target Value of Executive Chairman’s and CEO’s 2022 Cash Incentive Awards,” and (iii) provides for an annual long-term incentive award in the form of restricted stock as described above under “Long-Term Incentive Awards Granted in 2022 to Executive Chairman and CEO.” The Marcus Employment Agreement also provides for the double-trigger vesting of equity awards granted on or after January 1, 2015. The Marcus Employment Agreement is further described below under “Potential Payments Upon Termination or Change in Control” for Mr. Marcus.

The Company entered into amended and restated executive employment agreements (the “Executive Employment Agreements”) with Messrs. Moglia and Shigenaga effective as of April 2018, with Mr. Ryan effective as of May 2018, with Mr. Kass effective as of January 2021, and with Mr. Ciruzzi effective as of October 2015. Mr. Moglia’s Executive Employment Agreement was further amended and restated effective as of May 2018. The Executive Employment Agreements provide that each executive be employed at will, with the terms of Mr. Shigenaga’s agreement beginning on April 23, 2018, the terms of Messrs. Moglia’s and Ryan’s agreements beginning on May 22, 2018, the term of Mr. Kass’s agreement beginning on January 1, 2021, and the term of Mr. Ciruzzi’s agreement beginning on October 1, 2015, and, in each case, ending on the date that the agreement is terminated by either party pursuant to the provisions of the applicable agreement. The Executive Employment Agreements provide for a base salary to be increased annually by no less than a cost-of-living adjustment based on the consumer price index for each executive’s residence location.

The Executive Employment Agreement with Mr. Moglia provides that he is eligible to receive an annual cash incentive award, 60% of which shall be payable based on the achievement of certain corporate performance criteria and 40% of which shall be payable based on the achievement of his individual performance criteria. The cash incentive award payable, if any, will have a threshold amount equal to 75% of Mr. Moglia’s base salary, a target amount equal to 150% of base salary, and a maximum amount equal to 225% of base salary. Determination and payment of any cash incentive award will be based upon the achievement of corporate and individual performance goals determined by the Compensation Committee. Mr. Moglia is also eligible to receive an annual award of restricted stock for each fiscal year of the Company during the term of his agreement, which ends prior to the fiscal year during which his agreement is terminated, with 50% of any such target award vesting over a three-year period following the grant date based solely on his continued service, and the remaining award vesting not later than 30 days following the end of the third fiscal year following the fiscal year with respect to which the award was made, based on and subject to certain corporate performance criteria over a three-year performance period. The structure of these cash incentive awards and long-term incentive awards is described in “Compensation Discussion and Analysis” on pages 63–69 and 86–92, respectively.

2023 Proxy Statement	101

COMPENSATION TABLES AND RELATED NARRATIVE (continued)
Outstanding Equity Awards at Fiscal Year End Table

The following table shows unvested stock awards assuming a market value of $145.67 per share (the closing market price of Common Stock on December 31, 2022):

	Stock Awards

Name	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Joel S. Marcus	118,477	17,258,545
Peter M. Moglia	96,436	14,047,832
Stephen A. Richardson	96,436	14,047,832
Dean A. Shigenaga	105,170	15,320,114
Daniel J. Ryan	95,734	13,945,572
Hunter L. Kass	71,690	10,443,082
Vincent R. Ciruzzi	54,183	7,892,838

(1)Represents restricted stock awards granted pursuant to the 1997 Incentive Plan, which are scheduled to vest in the years shown below:

Shares scheduled to vest during the year ending December 31,	Joel S. Marcus	Peter M. Moglia	Stephen A. Richardson	Dean A. Shigenaga	Daniel J. Ryan	Hunter L. Kass	Vincent R. Ciruzzi
2023	47,161	39,547	39,547	40,448	36,402	20,391	21,532
2024	61,026	40,050	40,050	38,614	35,547	29,282	17,300
2025	10,290	16,839	16,839	16,239	14,774	13,435	9,344
2026	—	—	—	9,869	9,011	8,582	6,007
Total shares that have not vested	118,477	96,436	96,436	105,170	95,734	71,690	54,183

2022 Option Exercises(1) and Stock Vested Table

The following table sets forth certain information regarding vesting of restricted stock awards during 2022 for the NEOs:

	Stock Awards(2)

Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(3)
Joel S. Marcus	48,106	9,184,665
Peter M. Moglia	59,769	10,689,896
Stephen A. Richardson	59,769	10,689,896
Dean A. Shigenaga	38,409	6,112,580
Daniel J. Ryan	35,601	5,695,666
Hunter L. Kass	17,104	2,812,219
Vincent R. Ciruzzi	16,975	2,658,489

(1)We have not issued any options since 2002, no options have been exercised since 2012, and no options were outstanding as of December 31, 2022.
(2)Represents restricted stock awards granted pursuant to the 1997 Incentive Plan.
(3)Represents the number of shares of stock that vested multiplied by the market price of Common Stock on the vesting date.

2023 Proxy Statement	102

COMPENSATION TABLES AND RELATED NARRATIVE (continued)
Pension Benefits Table

The following table discloses the number of years of credited service of, the actuarial present value of the accumulated benefits for, and payments during the last fiscal year to each NEO under the Pension Plan. For a more detailed description of the Pension Plan, see “Pension Plan” on page 94.

Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefits ($)(1)	Payments During Last Fiscal Year ($)
Joel S. Marcus	29	—	—
Peter M. Moglia	25	1,049,601	—
Stephen A. Richardson	22	—	1,103,595
Dean A. Shigenaga	22	1,100,414	—
Daniel J. Ryan	12	831,448	—
Hunter L. Kass	5	151,388	—
Vincent R. Ciruzzi	26	842,790	—

(1)The present value of the accumulated benefits represents the present value of the accrued benefits in each NEO’s account under the Pension Plan.

2022 Nonqualified Deferred Compensation Table

The following table discloses contributions, earnings, and balances under the nonqualified deferred compensation plan for each of the NEOs:

Name	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)(2)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)(3)
Joel S. Marcus	1,185,921	—	(2,850,431)	—	15,071,103
Peter M. Moglia	—	—	—	—	—
Stephen A. Richardson	—	—	(15,721)	—	227,941
Dean A. Shigenaga	1,194,334	—	48,821	—	4,486,808
Daniel J. Ryan	—	—	(1,011,690)	—	4,438,702
Hunter L. Kass	—	—	—	—	—
Vincent R. Ciruzzi	—	—	—	—	—
(1)All contributions in this column are also included as compensation to the NEOs in the “Salary” and “Bonus” columns of the “Summary Compensation Table” for 2022 on page 98.
(2)Aggregate earnings include above-market gains/preferential earnings and below-market losses as shown for each NEO in the table under footnote 2 to the “Summary Compensation Table” on page 98. Below-market losses are excluded from the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column of the “Summary Compensation Table.” Advisory fees paid to the plan administrator have been deducted from aggregate earnings reported in this column.
(3)The following amounts included in this column have been reported as compensation to the NEOs in the “Summary Compensation Table” for 2021 and 2020 as follows):

	Executive Contributions by Year ($)
Name	2021	2020
Joel S. Marcus	1,136,739	988,454
Peter M. Moglia	—	—
Stephen A. Richardson	—	—
Dean A. Shigenaga	575,000	550,000
Daniel J. Ryan	—	—
Hunter L. Kass	—	N/A(1)
Vincent R. Ciruzzi	N/A(1)	—
(1) Hunter L. Kass and Vincent R. Ciruzzi were not NEOs in 2020 and 2021, respectively.

The Company has in place the DC Plan, which is an unfunded plan designed to permit compensation deferrals for a select group of the Company’s management or highly compensated employees. Eligibility to participate in the DC Plan is limited to employees of the Company who (i) qualify as accredited investors under the Securities Act, (ii) fall within a select group of management or highly compensated employees for purposes of ERISA, and (iii) are selected and designated as eligible to participate by the Company with respect to a plan year based on their level of responsibility and anticipated compensation levels for such plan year.

2023 Proxy Statement	103

COMPENSATION TABLES AND RELATED NARRATIVE (continued)
Under the DC Plan, a participant may elect annually to defer up to 70% of the participant’s salary, 70% of the participant’s eligible earned leasing incentive compensation (if applicable), and up to 100% of the participant’s cash incentive award, provided that the minimum deferral amount of any cash incentive award be $10,000 and the aggregate minimum deferral amount of any salary and cash incentive award be $10,000. A participant must generally make deferral elections during an election period that is prior to the beginning of the plan year in which the related compensation is earned. The Company may permit a newly eligible participant to make a deferral election within the first 30 days of first becoming eligible to participate in the plan with respect to compensation earned during the portion of the plan year after such election becomes irrevocable.

Participants’ deferral amounts under the DC Plan are credited or charged, as the case may be, with the investment performance of mutual funds, other publicly traded securities, and certain private life science, agtech, and technology company venture investments made available by the Company for the deemed investment of participants’ accounts as elected by the participants. The mutual funds, other publicly traded securities, and certain other private life science, agtech, and technology company venture investments made available by the Company for the deemed investment of participants’ accounts under the DC Plan may change from time to time. Participants may change their deemed investment selections prospectively on a daily basis by contacting the advisor associated with the DC Plan.

Except with respect to certain VIP Grandfathered Amounts (defined below), a participant may elect to receive amounts deferred under the DC Plan on a date specified by the participant or upon the termination of such participant’s service with the Company. With respect to amounts deferred prior to January 1, 2005, such amounts will be distributed in a single lump sum upon termination. With respect to amounts deferred after January 1, 2005 (“409A Non-Grandfathered Amounts”), if such termination is for any reason other than death or disability, such amounts will be in accordance with the participant’s election in either a lump sum or in up to 15 annual installments, which payments either commence immediately upon termination or on the fifth anniversary of termination in accordance with the participant’s election, provided that no payment is made prior to the six-month anniversary of termination. If the participant’s termination is due to death or disability, amounts are distributed immediately in a single lump sum. In addition, if a Change of Control (as defined in the DC Plan) occurs prior to any such date specified by the participant for distribution or the participant’s termination of service, payment of any vested 409A Non-Grandfathered Amounts will be made in a lump sum as soon as administratively feasible following the Change of Control.

A participant’s account under the DC Plan may include amounts that were initially deferred under the Company’s 2000 Venture Investment Deferred Compensation Plan (the “VIP”) prior to January 1, 2005, as adjusted for any gains and losses credited to such amounts (“VIP Grandfathered Amounts”). Any such vested amounts will be distributed to participants upon the occurrence of certain distribution events related to the investments designated by the Company for the deemed investment of such amounts, except that such amounts will continue to be deferred under the DC Plan if the participant made an election at the time of initial deferral of such amounts under the VIP to further defer such amounts under the DC Plan following a distribution event and the participant has not terminated employment prior to the distribution event.

With respect to amounts that are attributable to deferrals made under the DC Plan prior to January 1, 2005, as adjusted for any gains and losses credited to such amounts (“409A Grandfathered Amounts”), other than any VIP Grandfathered Amounts, a participant may elect to receive an early distribution of any such vested amounts if he or she experiences an Unforeseeable Emergency (as defined in the DC Plan). In addition, a participant may elect to receive an early distribution of any vested 409A Grandfathered Amounts, other than any VIP Grandfathered Amounts, credited to the participant’s account for any reason, provided that the amount distributed will be equal to 90% of the amount elected by the participant and the remaining 10% of the amount elected by the participant will be forfeited by the participant. During 2022, the Company did not contribute any amount to participants’ accounts under the DC Plan in addition to the compensation deferred by the participants.

2023 Proxy Statement	104

Potential Payments Upon Termination or Change in Control

The discussion and tables below provide information regarding the incremental amount of compensation, if any, that would be paid to each of the NEOs of the Company under various termination scenarios or a change in control.

Mr. Marcus

The Marcus Employment Agreement provides that, in the event of a termination by the Company without Cause, by Mr. Marcus for Good Reason, or on account of Mr. Marcus’s death or Permanent Disability (as such terms are defined in the Marcus Employment Agreement), Mr. Marcus will be entitled to receive the following: (i) any earned and unpaid base salary; (ii) any earned and unpaid cash incentive bonus; (iii) vested benefits under the Company’s employee benefit plans and reimbursable expenses; (iv) any deferred compensation; (v) a pro rata cash incentive bonus for the portion of the year in which the termination occurs; (vi) a severance payment equal to the sum of (1) Mr. Marcus’s base salary, as in effect immediately prior to the date Mr. Marcus was elevated to the role of the Company’s full-time Executive Chairman, plus (2) an amount equal to Mr. Marcus’s cash incentive bonus payable at the target level of performance for the fiscal year ending immediately prior to the date Mr. Marcus was elevated to the role of the Company’s full-time Executive Chairman or, if higher, for the prior fiscal year; (vii) continued participation in the Company’s medical and dental benefit plans for the three-year period following the date of termination, or, if earlier, until Mr. Marcus enrolls in a plan of another employer under which he is entitled to receive such benefits; (viii) continuation of the term life insurance and executive/premium long-term care policy the Company provides to Mr. Marcus for the three-year period following the date of termination; (ix) payment of full salary in lieu of all accrued but unused vacation; (x) outplacement services for 180 days following the date of termination; (xi) full and immediate vesting of all outstanding and unvested equity or equity-based compensation awards, the vesting of which otherwise depends only upon the passage of time; (xii) to the extent that the applicable personal, corporate, or other performance goals are ultimately satisfied, the vesting of all awards of equity or equity-based compensation, the vesting of which otherwise depends upon the satisfaction of personal, corporate, or other performance criteria; (xiii) exercisability of all outstanding stock options for their full terms; (xiv) to the extent an annual restricted stock award has not been made with respect to the fiscal year prior to the fiscal year in which the termination occurs, a fully vested grant in an amount of shares equal to the sum of the time-based stock and the maximum performance-based stock awarded in the year prior to the year in which the termination occurs, or, if higher, the average of the sum of the time-based stock and the maximum performance-based stock awarded in the second, third, and fourth fiscal years prior to the fiscal year in which the termination occurs; and (xv) a fully vested grant in an amount of shares equal to the sum of the time-based stock and the maximum performance-based stock awarded in the year prior to the year in which the termination occurs, or, if higher, the average of the sum of the time-based stock and the maximum performance-based stock awarded in the second, third, and fourth fiscal years prior to the fiscal year in which the termination occurs. If Mr. Marcus’s termination is for any reason other than for Cause, he will be entitled to receive the benefits described in the foregoing clauses (xi), (xii) and (xiii) for (A) any such awards granted on or prior to January 15, 2019, and (B) any such awards granted after January 15, 2019, if such termination occurs after attainment of age 77.

If Mr. Marcus is terminated by the Company for Cause, he will be entitled to receive the following: (i) any earned and unpaid base salary; (ii) any earned and unpaid cash incentive bonus; (iii) vested benefits under the Company’s employee benefit plans and reimbursable expenses; and (iv) any deferred compensation.

If Mr. Marcus terminates his employment other than for Good Reason, he will be entitled to receive the following: (i) any earned and unpaid base salary; (ii) any earned and unpaid cash incentive bonus; (iii) vested benefits under the Company’s employee benefit plans and reimbursable expenses; and (iv) any deferred compensation. In addition, if Mr. Marcus terminates his employment other than for Good Reason or if Mr. Marcus’s termination is for any reason other than for Cause, he will be entitled to receive the following: (i) continued participation in the Company’s medical and dental benefit plans for the three-year period following the date of termination, or, if earlier, until Mr. Marcus enrolls in the plan of another employer under which he is entitled to receive such benefits; (ii) payment of full salary in lieu of all accrued but unused vacation; (iii) to the extent an annual restricted stock award has not been made with respect to the fiscal year prior to the fiscal year in which the termination occurs, a fully vested grant in an amount of shares equal to the sum of the time-based stock and the maximum performance-based stock awarded in the year prior to the year in which the termination occurs, or, if higher, the average of the sum of the time-based stock and the maximum performance-based stock awarded in the second, third, and fourth fiscal years prior to the fiscal year in which the termination occurs; and (iv) a fully vested grant in an amount of shares equal to the sum of the time-based stock and the maximum performance-based stock awarded in the year prior to the year in which the termination occurs, or, if higher, the average of the sum of the time-based stock and the maximum performance-based stock awarded in the second, third, and fourth fiscal years prior to the fiscal year in which the termination occurs.

2023 Proxy Statement	105

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL (continued)

The Marcus Employment Agreement also provides that, upon a Change in Control (as defined in the agreement), (i) any and all equity or equity-based awards granted before January 1, 2015, the vesting of which depends only upon the passage of time, will vest; (ii) any and all equity or equity-based awards granted before January 1, 2015, the vesting of which depends upon the satisfaction of performance criteria, shall vest in an amount equal to (A) the amount of the award that would have been earned if the target level of performance had been achieved, multiplied by (B) a fraction, (x) the numerator of which is the number of days during the performance period on which Mr. Marcus was employed and (y) the denominator of which is the number of days in the performance period, and (iii) any and all options granted before January 1, 2015, will be exercisable for their full terms. The Marcus Employment Agreement provides that accelerated vesting upon a Change in Control will not apply to an award granted on or after January 1, 2015, which is substituted in the event of a Change in Control with an alternative award (i) in respect of stock which is actively traded on an established U.S. securities market, (ii) which vests on the applicable regularly scheduled vesting date or dates (without regard to performance) of the pre-Change in Control award, or an earlier vesting date or dates, subject only to continued service through such date or dates other than as provided in the Marcus Employment Agreement, (iii) which provides Mr. Marcus with rights, terms, and conditions substantially equivalent to or better than those of the pre-Change in Control award, and (iv) which is the economic equivalent of the pre-Change in Control award, all as further described in the Marcus Employment Agreement. Any such alternative awards will be subject following a Change in Control to the provision of the Marcus Employment Agreement generally applicable upon a termination of employment, i.e., double-trigger vesting upon a severance-qualifying termination.

The Marcus Employment Agreement provides that if payments provided to Mr. Marcus under the Marcus Employment Agreement would constitute a “parachute payment” within the meaning of Section 280G of the Code, then Mr. Marcus is entitled to receive (i) an amount limited so that no portion thereof shall be subject to an excise tax under Section 4999 of the Code (the “Limited Amount”) or (ii) if the amount otherwise payable under the Marcus Employment Agreement reduced by the excise tax imposed by Section 4999 of the Code is greater than the Limited Amount, the amount otherwise payable under the Marcus Employment Agreement.

2023 Proxy Statement	106

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL (continued)

Other Named Executive Officers

The Executive Employment Agreements with Messrs. Moglia, Shigenaga, Ryan, Kass, and Ciruzzi provide that if the executive’s employment is terminated for any reason (including termination by the Company for Cause (as defined in the applicable agreement) or resignation by the executive without Good Reason (as defined in the applicable agreement), the executive will be entitled to receive all accrued and unused vacation and unpaid base salary earned through his last day of employment. In addition, if the executive terminates employment for any reason, other than a termination by the Company for Cause, after the end of a bonus year and prior to the date when bonuses for such year are paid by the Company to senior executives, then the executive will receive the same cash bonus that would have been awarded in the absence of such termination.

The Executive Employment Agreements with Messrs. Moglia, Shigenaga, Ryan, Kass, and Ciruzzi provide that if the Company terminates the executive’s employment without Cause or the executive resigns for Good Reason not in connection with a Change in Control (as defined in the applicable agreement), the executive is entitled to receive severance generally equal to one year of base salary and a cash incentive bonus equal to the cash incentive bonus the executive earned for the previous year (or the year prior to the previous year if the cash incentive bonus for the previous year has not been determined prior to termination), provided that if the termination is on or after a Change in Control, the amount of the cash incentive bonus will in no event be lower than the highest actual cash bonus amount received by the executive for the two years preceding the year in which the Change in Control occurs.

These agreements further provide that if, upon or within two years following a Change in Control, the Company terminates the agreement without Cause or the executive terminates the agreement for Good Reason, the executive is entitled to receive severance generally equal to a multiple of the sum of one year of his base salary plus the cash incentive bonus amount earned for the previous year (or the year prior to the previous year if the cash incentive bonus for the previous year has not been determined prior to termination), provided that the cash incentive bonus amount will in no event be lower than the highest actual cash bonus amount received by the executive for the two years preceding the year in which the Change in Control occurs. The multiple for Messrs. Moglia, Shigenaga, and Ryan is 2.0x, and the multiple for Messrs. Kass and Ciruzzi is 1.5x.

In addition, these agreements provide that if the Company terminates the executive’s employment without Cause or the executive resigns for Good Reason (either not in connection with a Change in Control or upon or within two years following a Change in Control), (i) all the executive’s unvested equity awards will vest on the last day of employment, except that for any such awards granted to Mr. Moglia, the vesting of which otherwise depends upon the satisfaction of personal, corporate, or other performance criteria, such accelerated vesting will be provided to the extent that the applicable personal, corporate, or other performance goals are ultimately satisfied; and (ii) the executive will receive (A) a prorated grant of fully vested stock based on the Company’s grant to him for the prior year and the number of days employed in the year of termination and (B) an additional grant of fully vested stock equal to the higher of the number of shares of restricted stock that the Company had determined to grant to the executive for the prior year, but had not yet granted as of termination, or the average number of shares of restricted stock granted to the executive for the second, third, and fourth years prior to the year in which the executive’s employment terminates, except that the number of shares subject to such additional grant will be reduced by any shares the executive already received for the prior year.

The Executive Employment Agreements of Messrs. Moglia, Shigenaga, Ryan, Kass, and Ciruzzi also provide that if the Company terminates the executive’s employment without Cause, or the executive terminates his employment for Good Reason (either not in connection with a Change in Control or upon or within two years following a Change in Control), the Company will pay the applicable premiums for the executive’s continued coverage under the Company’s health insurance plans pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”) or provide a taxable payment calculated such that the after-tax amount of the payment would be equal to the applicable COBRA health insurance premiums if the Company determines that it cannot pay COBRA premiums without a substantial risk of violating applicable law, in each case for 12 months after the executive’s last day of employment with the Company, or if earlier, until the executive becomes entitled to receive similar health insurance coverage from another employer.

These agreements also provide that if the agreement terminates upon the executive’s death or Disability (as defined in the agreement), the Company shall provide the executive (or his beneficiaries or estate, as the case may be) with the same severance benefits as payable upon a termination by the Company without Cause or a resignation by the executive for Good Reason not in connection with a Change in Control.

The table below reflects the amount of compensation and benefits payable to Mr. Marcus under the Marcus Employment Agreement and to each other NEO under his respective Executive Employment Agreement, in each case pursuant to the 1997 Incentive Plan in the event of each scenario listed in the table below. The amounts shown in the table below assume that the termination was effective as of December 31, 2022. The table does not include the pension benefits or nonqualified deferred compensation that would be paid to the NEO, which are set forth in the “Pension Benefits Table” and “2022 Nonqualified Deferred Compensation Table” on page 103. In addition, the table does not include the value of vested restricted stock as of December 31, 2022. Because the payments to be made to the NEO depend on several factors, the actual amounts to be paid out upon the NEO’s termination of employment can be determined only at the time of his separation from the Company.

2023 Proxy Statement	107

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL (continued)

Name of Executive Cause of Termination	Cash Severance Payment ($)	Pro Rata Bonus ($)	Restricted Stock Grants ($)	Acceleration of Equity Awards ($)(1)	Continued Participation in Medical & Dental Benefit Plans ($)	Accrued Vacation ($)	Total ($)
Joel S. Marcus
Without Cause/for Good Reason	5,645,000	2,486,250	8,799,633	13,386,636	1,279,428	293,490	31,890,437
Death or Disability	5,645,000	2,486,250	8,799,633	13,386,636	1,279,428	293,490	31,890,437
For Cause/other than Good Reason	—	—	—	—	—	293,490	293,490

Peter M. Moglia
Without Cause/for Good Reason (CIC)	4,555,000	N/A	7,832,021	12,752,243	38,813	116,516	25,294,593
Without Cause/for Good Reason (no CIC)	2,277,500	N/A	7,832,021	12,752,243	38,813	116,516	23,017,093
Death or Disability	2,277,500	N/A	7,832,021	12,752,243	38,813	116,516	23,017,093
For Cause/other than Good Reason	—	N/A	—	—	—	116,516	116,516

Dean A. Shigenaga
Without Cause/for Good Reason (CIC)	3,890,000	N/A	8,147,563	14,024,525	42,027	109,803	26,213,918
Without Cause/for Good Reason (no CIC)	1,945,000	N/A	8,147,563	14,024,525	42,027	109,803	24,268,918
Death or Disability	1,945,000	N/A	8,147,563	14,024,525	42,027	109,803	24,268,918
For Cause/other than Good Reason	—	N/A	—	—	—	109,803	109,803

Daniel J. Ryan
Without Cause/for Good Reason (CIC)	6,590,000	N/A	7,332,690	12,740,007	33,956	106,114	26,802,767
Without Cause/for Good Reason (no CIC)	3,295,000	N/A	7,332,690	12,740,007	33,956	106,114	23,507,767
Death or Disability	3,295,000	N/A	7,332,690	12,740,007	33,956	106,114	23,507,767
For Cause/other than Good Reason	—	N/A	—	—	—	106,114	106,114

Hunter L. Kass
Without Cause/for Good Reason (CIC)	4,747,500	N/A	6,564,708	9,518,369	37,540	42,945	20,911,062
Without Cause/for Good Reason (no CIC)	3,165,000	N/A	6,564,708	9,518,369	37,540	42,945	19,328,562
Death or Disability	3,165,000	N/A	6,564,708	9,518,369	37,540	42,945	19,328,562
For Cause/other than Good Reason	—	N/A	—	—	—	42,945	42,945

Vincent R. Ciruzzi
Without Cause/for Good Reason (CIC)	1,657,500	N/A	3,960,050	7,506,521	27,487	77,750	13,229,308
Without Cause/for Good Reason (no CIC)	1,105,000	N/A	3,960,050	7,506,521	27,487	77,750	12,676,808
Death or Disability	1,105,000	N/A	3,960,050	7,506,521	27,487	77,750	12,676,808
For Cause/other than Good Reason	—	N/A	—	—	—	77,750	77,750

(1)Represents the value of unvested restricted stock awards based on the closing market price of the Common Stock of $145.67 per share on December 31, 2022 that would vest on an accelerated basis upon the occurrence of certain events. Includes acceleration of vesting for performance-based awards assuming target performance was achieved on the assumed date of termination on December 31, 2022. As of December 31, 2022, none of the executives held stock options.

2023 Proxy Statement	108

CEO Pay Ratio

Under SEC rules, we are required to calculate and disclose the total annual compensation paid to our median employee, as well as the ratio of the total compensation paid to our Executive Chairman, Mr. Marcus; our CEO, Mr. Moglia; and our former Co-CEO, Mr. Richardson, to the total compensation paid to our median employee (the “CEO Pay Ratio”).

Set forth below is a description of the methodology, including material assumptions, adjustments, and estimates we used to identify the median employee for purposes of calculating the CEO Pay Ratio:

•We identified the median employee using our employee population on December 31, 2022. As of December 31, 2022, we had a total population of 593 employees, including full-time, part-time, and temporary employees. From this full population, we excluded our Executive Chairman and CEO (our Former Co-CEO resigned from the Company, effective July 31, 2022, and therefore was not in our employee population on December 31, 2022) and five employees located in China and Canada, and arrived at a population consisting of 586 employees.

•We then calculated the annual total compensation for each of the 586 employees as a sum of each employee’s respective 2022 base salary, discretionary bonus paid in 2022, and equity award granted in 2022 (at the grant date fair value). For permanent employees (full-time and part-time) hired after January 1, 2022, we annualized the aforementioned components. The median of the annual total compensation of the 586 employees was determined to be the total compensation of our median employee and was used to compute CEO Pay Ratio, as described below.

For fiscal year 2022, the annual total compensation of our median employee was $175,000, and the annual total compensation of Messrs. Marcus, Moglia, and Richardson was $13,035,517, $9,289,388, and $7,231,836, respectively. Based on this information, the ratio of the annual total compensation of Messrs. Marcus, Moglia, and Richardson to that of our median employee was 74 to 1, 53 to 1, and 41 to 1, respectively. The annual total compensation of Messrs. Marcus, Moglia, and Richardson presented for this purpose is equal to the compensation reported for them in the “Summary Compensation Table” on page 98.

The CEO Pay Ratio above represents our reasonable estimate calculated in a manner consistent with SEC rules and applicable guidance. SEC rules and guidance provide flexibility in how companies identify the median employee, and each company may use a different methodology and make different assumptions particular to that company. As a result, and as explained by the SEC when it adopted these rules, in considering the pay ratio disclosure, stockholders should keep in mind that the rule was not designed to facilitate comparisons of pay ratios among different companies, even companies within the same industry, but rather to allow stockholders to better understand and assess each particular company’s compensation practices and pay ratio disclosures.

Neither the Compensation Committee nor our management used our CEO Pay Ratio measure in making compensation decisions.

2023 Proxy Statement	109

Pay Versus Performance

The disclosure included in this section is prescribed by SEC rules and does not necessarily align with how the Company or the Compensation Committee view the link between the Company’s performance and NEO pay. For additional information about our pay-for-performance philosophy and how we align NEO compensation with Company performance, refer to the “Compensation Discussion and Analysis” beginning on page 53.

Year(1)	Summary Compensation Table Total for PEOs			Compensation Actually Paid to PEOs(2)			Average Summary Compen-sation Table Total for Non-PEO NEOs(3)	Average Compen-sation Actually Paid to Non-PEO NEOs(2)	Value of Initial Fixed $100 Investment Based On:		Net Income(6)	FFO per share – diluted, as adjusted (7)

	PEO#1	PEO#2	PEO#3	PEO#1	PEO#2	PEO#3			ARE Total Stock-holder Return(4)	Peer Group Total Stock-holder Return(5)
2022	$13,035,517	$9,289,388	$7,231,836	$5,240,793	$1,066,125	$(874,179)	$7,931,051	$3,771,122	$97.75	$62.07	$670,701,000	$8.42
2021	$12,701,393	$8,274,131	$8,320,228	$20,240,869	$15,720,892	$15,766,043	$7,301,308	$10,927,591	$145.09	$99.51	$654,282,000	$7.76
2020	$11,788,493	$8,040,857	$8,089,773	$16,477,994	$11,907,425	$11,957,114	$5,499,035	$7,052,360	$113.27	$81.56	$827,171,000	$7.30
(1)Joel S. Marcus is Principle Executive Officer (“PEO”) #1, Peter M. Moglia is PEO #2, and Stephen A. Richardson is PEO #3 for all years shown. For 2022, our Non-PEO NEOs included Dean A. Shigenaga, Daniel J. Ryan, Hunter L. Kass, and Vincent R. Ciruzzi. For 2021, our Non-PEO NEOs included Dean A. Shigenaga, Daniel J. Ryan, Hunter L. Kass, and John H. Cunningham. For 2020, our Non-PEO NEOs included Dean A. Shigenaga, Daniel J. Ryan, Vincent R. Ciruzzi, and John H. Cunningham.
(2)To calculate compensation actually paid to our PEOs, and the average compensation actually paid to the Non-PEO NEOs, the following adjustments were made to the amounts reported in the “Summary Compensation Table” on page 98, in accordance with the requirements of Item 402(v) of Regulation S-K:

				Stock Awards Unvested at Year-End		Stock Awards Vested During the Covered Year		Dividend Paid on Unvested Stock During Covered Year	Pension Plan Service Cost Less Change in Pension Value	Compensation Actually Paid
Name	Year	Total Compen-sation From Summary Compensation Table	Less Stock Awards From Summary Compensation Table	Year-End Fair Value of Awards Granted in Covered Year	Year-Over-Year Change in Fair Value of Awards Granted in Prior Years	Grants Made in Covered Year: Fair Value on Vesting Date	Grants Made in Prior Years: Change in Fair Value on Vesting Date Versus Prior Year-End
PEO#1	2022	$13,035,517	$6,781,445	$4,352,870	$(5,371,524)	$362,677	$(925,090)	$567,788	$—	$5,240,793
	2021	$12,701,393	$5,073,393	$7,197,162	$4,506,694	$519,790	$(197,212)	$586,435	$—	$20,240,869
	2020	$11,788,493	$4,983,975	$6,534,910	$2,528,492	$467,346	$(536,624)	$679,352	$—	$16,477,994

PEO#2	2022	$9,289,388	$6,670,533	$4,087,872	$(4,484,417)	$593,389	$(2,253,189)	$520,863	$(17,248)	$1,066,125
	2021	$8,274,131	$5,874,602	$7,430,726	$4,157,615	$850,643	$305,983	$590,068	$(13,672)	$15,720,892
	2020	$8,040,857	$5,786,344	$6,637,710	$1,786,240	$764,855	$(76,546)	$559,059	$(18,406)	$11,907,425

PEO#3	2022	$7,231,836	$6,670,533	$4,087,872	$(4,484,417)	$593,389	$(2,253,189)	$520,863	$100,000	$(874,179)
	2021	$8,320,228	$5,874,602	$7,430,726	$4,157,615	$850,643	$305,983	$590,068	$(14,618)	$15,766,043
	2020	$8,089,773	$5,786,344	$6,637,710	$1,786,240	$764,855	$(76,044)	$560,604	$(19,680)	$11,957,114

Non-PEO NEOs	2022	$7,931,051	$5,239,154	$4,964,674	$(2,892,156)	$—	$(1,289,093)	$307,498	$(11,698)	$3,771,122
	2021	$7,301,308	$4,350,071	$4,895,140	$1,973,457	$125,007	$700,148	$290,151	$(7,549)	$10,927,591
	2020	$5,499,035	$3,694,189	$4,013,678	$849,739	$—	$107,654	$290,359	$(13,916)	$7,052,360

(3)The amounts reported under this “Average Summary Compensation Total for Non-PEO NEOs” column represent the average of the amounts reported for the Company’s Non-PEO NEOs as a group in the “Total” column of the “Summary Compensation Table” on page 98 in each applicable year.
(4)TSR is determined based on the value of an initial fixed investment of $100 on December 31, 2019. Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s stock price at the end and the beginning of the measurement period by the Company’s stock price at the beginning of the measurement period.
(5)As permitted by SEC rules, the peer group used for this purpose is the group of companies included in the FTSE Nareit Equity Office Index, which is the industry peer group used in our Annual Report on Form 10-K pursuant to Item 201(e) of Regulation S-K for the fiscal year ended December 31, 2022. The separate peer group used by the Compensation Committee for purposes of determining compensation paid to our NEOs is described under “2022 Peer Group” on page 60.
(6)Net income attributable to Alexandria as reported in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.
(7)As required by Item 402(v) of Regulation S-K, we have determined that funds from operations per share – diluted, as adjusted is the Company-Selected Measure (as defined in Item 402(v)). For information on the Company’s funds from operations, including definitions and a reconciliation from the most directly comparable GAAP measure, see “Non-GAAP Measures and Definitions” under Item 7 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

2023 Proxy Statement	110

PAY VERSUS PERFORMANCE (continued)
Required Disclosure of the Relationship Between Compensation Actually Paid and Financial Performance Measures

As discussed by Item 402(v) of Regulation S-K, we are providing the following graphs to illustrate the relationship between the pay versus performance tabular disclosure above. In addition, the first graph below further illustrates the relationship between the Company’s TSR and that of the FTSE Nareit Equity Office Index. As noted above, “compensation actually paid” for purposes of the tabular disclosure and the following graphs were calculated in accordance with SEC rules and do not fully represent the actual final amount of compensation earned by or actually paid to our NEOs during the applicable years.

2023 Proxy Statement	111

PAY VERSUS PERFORMANCE (continued)

Required Tabular Disclosure of Most Important Performance Measures

The most important performance measures used by the Company to link compensation actually paid to the Company’s NEOs for the most recent completed fiscal year to the Company’s performance are set forth below. For further information regarding these performance metrics and their function in our executive compensation program, please see “Compensation Discussion and Analysis” beginning on page 53.

•Funds from operations per share – diluted, as adjusted
•Total stockholder return
•Relative TSR compared to FTSE Nareit Office Index constituents
•Adjusted EBITDA margin
•Net debt to Adjusted EBITDA
•Liquidity

Funds from operations per share – diluted, as adjusted, Adjusted EBITDA margin, and net debt to Adjusted EBITDA are non-GAAP financial measures. For information on these measures, including definitions and reconciliations from the most directly comparable GAAP measures, see “Non-GAAP Measures and Definitions” under Item 7 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

All information provided above under this “Pay Versus Performance” section will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

2023 Proxy Statement	112

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides information regarding the beneficial ownership of Common Stock as of March 27, 2023, by (i) each of the Company’s directors, (ii) each of the Company’s NEOs, (iii) all directors and executive officers as a group, and (iv) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock. This table is based on information provided to the Company or filed with the SEC by the Company’s directors, NEOs, and principal stockholders. Except as otherwise indicated, the Company believes, based on such information, that the beneficial owners of the Common Stock listed below have sole investment and voting power with respect to such shares, other than restricted stock, as to which beneficial owners have sole voting power but no dispositive power, subject to community property laws where applicable.

	Number of Shares Beneficially Owned(2)

Name and Address of Beneficial Owner(1)	Number	Percent
Named Executive Officers and Directors
Joel S. Marcus(3)	388,729	*
Peter M. Moglia	207,189	*
Stephen A. Richardson	146,481	*
Dean A. Shigenaga	180,253	*
Daniel J. Ryan	183,205	*
Hunter L. Kass	87,850	*
Vincent R. Ciruzzi	67,863	*
Steven R. Hash(4)	7,617	*
James P. Cain(5)	1,315	*
Cynthia L. Feldmann	2,125	*
Maria C. Freire, PhD	3,836	*
Richard H. Klein	14,037	*
Michael A. Woronoff(6)	1,400	*
Executive officers and directors as a group (23 persons)	1,830,410	1.06%
Five Percent Stockholders
The Vanguard Group, Inc.(7)	25,917,493	14.97%
BlackRock, Inc.(8)	15,799,828	9.13%
Norges Bank (The Central Bank of Norway)(9)	15,632,151	9.03%
State Street Corporation(10)	10,297,732	5.95%

*Less than 1%.
(1)Unless otherwise indicated, the business address of each beneficial owner is c/o Alexandria Real Estate Equities, Inc., 26 North Euclid Avenue, Pasadena, California 91101.
(2)Beneficial ownership of shares is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power, or of which a person has the right to acquire ownership within 60 days after March 27, 2023. Percentage ownership is based on 173,076,945 shares of Common Stock outstanding on March 27, 2023.
(3)All shares are held by the Joel and Barbara Marcus Family Trust, of which Mr. Marcus is the trustee.
(4)As of March 27, 2023, Mr. Hash also held 9,895 phantom stock units of the Company’s Deferred Compensation Plan for Directors, which did not give the right to acquire beneficial ownership of the Company’s Common Stock within 60 days after March 27, 2023 and therefore were not included in the number of shares beneficially owned by Mr. Hash.
(5)As of March 27, 2023, Mr. Cain also held 4,805 phantom stock units of the Company’s Deferred Compensation Plan for Directors, which did not give the right to acquire beneficial ownership of the Company’s Common Stock within 60 days after March 27, 2023 and therefore were not included in the number of shares beneficially owned by Mr. Cain.
(6)All 1,400 shares are held by The Michael and Julianne Woronoff Family Trust, of which Mr. Woronoff is the trustee. In addition, as of March 27, 2023, Mr. Woronoff held 10,938 phantom stock units of the Company’s Deferred Compensation Plan for Directors, which did not give the right to acquire beneficial ownership of the Company’s Common Stock within 60 days after March 27, 2023 and therefore were not included in the number of shares beneficially owned by Mr. Woronoff.
(7)Derived solely from information contained in a Schedule 13G/A filed with the SEC on February 9, 2023 by the Vanguard Group, Inc. (“Vanguard”). Address: 100 Vanguard Boulevard, Malvern, Pennsylvania 19355. According to the Schedule 13G/A, Vanguard has shared voting power over 357,896 shares. Vanguard has sole and shared dispositive power over 25,142,328 and 775,165 shares, respectively.

2023 Proxy Statement	113

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT (continued)
(8)Derived solely from information contained in a Schedule 13G/A filed with the SEC on January 24, 2023 by BlackRock, Inc. Address: 55 East 52nd Street, New York, New York 10055. According to the Schedule 13G/A, BlackRock, Inc. has sole voting power over 14,515,591 shares and sole dispositive power over 15,799,828 shares.
(9)Derived solely from information contained in a Schedule 13G/A filed with the SEC on February 14, 2023 by Norges Bank. Address: Bankplassen 2, P.O. BOX 1179 Sentrum, NO 0107, Oslo, Norway. According to the Schedule 13G/A, Norges Bank has sole voting power over 15,632,151 shares and sole dispositive power over 15,632,151 shares.
(10)Derived solely from information contained in a Schedule 13G/A filed with the SEC on February 6, 2023 by State Street Corporation. Address: One Lincoln Street, Boston, Massachusetts 02111. According to the Schedule 13G/A, State Street Corporation has shared voting power over 7,621,855 shares and shared dispositive power over 10,215,347 shares.

201 Haskins Way, South San Francisco, San Francisco Bay Area

2023 Proxy Statement	114

AUDIT COMMITTEE REPORT

This Audit Committee Report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission (the “SEC”), nor shall this information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended, except to the extent that Alexandria Real Estate Equities, Inc., a Maryland corporation (the “Company”), specifically incorporates it by reference into a filing.

The Audit Committee of the Board of Directors of the Company (the “Board”) comprises three directors and acts under a written charter adopted and approved by the Board. Each member of the Audit Committee has been determined by the Board to be an independent director in conformity with the listing standards of the New York Stock Exchange and regulations of the SEC.

Management has the primary responsibility for the Company’s financial statements and reporting process. The Company’s independent registered public accountants are responsible for expressing an opinion on the conformity of the Company’s audited financial statements to generally accepted accounting principles. The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. The limitations inherent in the oversight role of a committee of the Board, however, do not provide the Audit Committee with a basis independent of management and the Company’s independent registered public accountants to determine that accounting and financial reporting principles and policies have been appropriately applied by management or that the Company’s internal control procedures designed to ensure compliance with accounting standards and applicable laws and regulations have been appropriately implemented.

The Audit Committee reviewed the Company’s audited financial statements and discussed them with management and the independent registered public accountants. The Audit Committee also discussed with the independent registered public accountants the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board; has received the written disclosures and the letter from the independent registered public accountants required by the Public Company Accounting Oversight Board regarding the independent registered public accountants’ communications with the Audit Committee concerning independence; and discussed with the independent registered public accountants their independence from the Company and its management. The Audit Committee further considered whether the independent registered public accountants’ provision of non-audit services to the Company is compatible with the auditors’ independence.

The Audit Committee met with the internal and independent registered public accountants, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. In addition, the Audit Committee met with the Executive Chairman, the
Chief Executive Officer, and the Chief Financial Officer of the Company to discuss the processes that they have undertaken to evaluate the accuracy and fair presentation of the Company’s financial statements and the effectiveness of the Company’s system of disclosure controls and procedures.

In reliance on the reviews and discussions described above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report filed with the SEC on Form 10-K for the year ended December 31, 2022.

AUDIT COMMITTEE
Richard H. Klein, Chair Steven R. Hash Michael A. Woronoff

2023 Proxy Statement	115

PROPOSAL 3 — NON-BINDING, ADVISORY VOTE ON FREQUENCY OF EXECUTIVE COMPENSATION VOTES

Dodd-Frank added Section 14A to the Exchange Act, which requires that we provide stockholders with the opportunity to vote upon, on a non-binding, advisory basis, the frequency of future non-binding, advisory stockholder votes on the compensation of our NEOs as disclosed, in accordance with the SEC’s compensation disclosure rules. By voting on this proposal, stockholders may indicate whether they prefer that we conduct future non-binding, advisory stockholder votes on executive compensation every one, two, or three years. Stockholders also may abstain from voting on this proposal.

Our Board has determined that permitting our stockholders to provide direct input on our executive compensation philosophy, policies, and practices, as disclosed in the Proxy Statement, each year is in the best interests of the Company.

This vote is advisory, which means that the vote on executive compensation is not binding on the Company, the Board, or the Compensation Committee. The Company recognizes that the stockholders may have different views as to the best approach for the Company, and therefore, we look forward to hearing from our stockholders as to their preferences on the frequency of future non-binding, advisory stockholder votes on executive compensation. The Board will take into account the outcome of the vote when considering the frequency of future non-binding, advisory stockholder votes on the compensation of our NEOs. The Board may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on the compensation of our NEOs more or less frequently than the frequency receiving the most votes cast by our stockholders.

Stockholders may cast a vote on the preferred voting frequency by selecting the option of one year, two years, or three years, or may abstain when voting. Stockholders are voting to indicate their recommendation among these frequency options. In order for any of the three alternative frequencies to be approved, it must receive a majority of the votes cast on this proposal. In the event that no option receives a majority of the votes cast, we will consider the option that receives the most votes to be the option recommended by the stockholders.

The proxy card provides stockholders with the opportunity to choose among four options (holding the vote every one, two, or three years, or abstaining from voting).

The Board unanimously recommends that you vote under Proposal 3 for “ONE YEAR” as the preferred frequency of future non-binding, advisory stockholder votes on the compensation of our NEOs.

2023 Proxy Statement	116

PROPOSAL 4 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee has appointed Ernst & Young LLP to be the Company’s independent registered public accountants for the year ending December 31, 2023. Ernst & Young LLP has advised the Company that it does not have any direct or indirect financial interest in the Company. Representatives of Ernst & Young LLP are expected to attend the 2023 Annual Meeting and will be given the opportunity to make a statement if they choose to do so. They will also be available to respond to appropriate questions.

Before appointing Ernst & Young LLP, the Audit Committee carefully considered Ernst & Young LLP’s qualifications, including the firm’s performance as independent registered public accountants for the Company in prior years and its reputation for integrity and competence in the fields of accounting and auditing. The Audit Committee also considered whether Ernst & Young LLP’s provision of non-audit services to the Company was compatible with that firm’s independence from the Company.

Stockholders will be asked at the 2023 Annual Meeting to vote upon the ratification of the appointment of Ernst & Young LLP. If the stockholders ratify the appointment, the Audit Committee may still, at its discretion, appoint a different independent registered public accounting firm at any time during the 2023 fiscal year if it concludes that such a change would be in the best interests of the Company. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider, but not necessarily rescind, the appointment of Ernst & Young LLP.

Fees Billed by Independent Registered Public Accountants
The SEC requires disclosure of the fees billed by the Company’s independent registered public accountants for certain services. All audit and non-audit services were preapproved by the Audit Committee. The following table sets forth the aggregate fees billed by Ernst & Young LLP for services related to fiscal years 2022 and 2021:

Description	2022	2021
Audit Fees	$3,142,500	$2,649,950
Audit-Related Fees	—	—
Tax Fees	1,575,350	1,228,537
All Other Fees	3,600	3,600
Total	$4,721,450	$3,882,087
Audit fees include amounts billed to the Company related to the audit of the Company’s consolidated financial statements, the review of the Company’s quarterly financial statements, and other services provided in connection with statutory and regulatory filings, including real estate joint ventures. Audit fees for 2022 also include fees related to our (i) issuance of long-term unsecured senior notes payable aggregating $1.8 billion, (ii) sales of Common Stock under forward equity sales agreements, (iii) sales of Common Stock under our ATM common stock program, and (iv) audit procedures related to upgrade implementation and testing of our accounting software. Tax fees in 2022 represent tax return preparation and compliance services. All other fees include amounts related to our subscription to Ernst & Young LLP’s technical research database.

Audit fees for 2021 include fees for audit procedures related to (i) issuance of long-term unsecured senior notes payable aggregating $1.75 billion, (ii) sales of Common Stock under forward equity sales agreements and ATM common stock program, and (iii) real estate joint ventures. Tax fees in 2021 represent tax return preparation and compliance services. All other fees include amounts related to our subscription to Ernst & Young LLP’s technical research database.

Audit Committee Preapproval Policy
The Audit Committee approves, prior to engagement, all audit and non-audit services provided by Ernst & Young LLP and all fees to be paid for such services. All services are considered and approved on an individual basis. In its preapproval and review of non-audit services, the Audit Committee considers, among other factors, the possible effect of the performance of such services on the auditors’ independence.

Required Vote and Board’s Recommendation
The affirmative vote of a majority of the votes cast on the matter at the 2023 Annual Meeting will be required to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2023.

The Board unanimously recommends a vote FOR Proposal 5.

2023 Proxy Statement	117

OTHER INFORMATION

Annual Report on Form 10-K and Financial Statements and Committee and Corporate Governance Materials of the Company

Copies of the Company’s Annual Report filed with the SEC on Form 10-K for the fiscal year ended December 31, 2022, including the Company’s consolidated financial statements and schedules, will be mailed to interested stockholders, without charge, upon written request. Exhibits to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, will be provided upon written request and payment to the Company for the cost of preparing and distributing those materials. Written requests should be sent to Alexandria Real Estate Equities, Inc., 26 North Euclid Avenue, Pasadena, California 91101, Attention: Investor Relations. The current charters of the Board’s Audit, Compensation, and Nominating & Governance Committees, along with the Company’s Corporate Governance Guidelines and Business Integrity Policy, are available at www.are.com/esg.html.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to Be Held on Tuesday, May 16, 2023

The Notice of Annual Meeting of Stockholders and Proxy Statement, the form of proxy card, the Company’s 2022 Annual Report to Stockholders, and directions on how to attend the annual meeting and vote in person or by proxy are available at https://investor.are.com/financial-information/proxy/.

Stockholder Proposals and Director Nominations for the Company’s 2024 Annual Meeting

Stockholder Proposals Under SEC Rule 14a-8

Stockholder proposals that are submitted for possible inclusion in the Company’s proxy statement for the Company’s 2024 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act must be received by the Secretary of the Company, in writing, no later than December 16, 2023, in order to be considered for inclusion in the Company’s proxy materials for that annual meeting. Any proposals received after December 16, 2023, will be considered untimely and will not be considered for inclusion in the Company’s proxy materials for the next annual meeting.

Proxy Access

If a stockholder (or a group of up to 20 stockholders) that has owned at least three percent of our shares continuously for at least three years and has complied with the other requirements set forth in in our Bylaws wants us to include director nominees in our proxy statement for the 2024 annual meeting of stockholders, the nominations must be received by the Secretary of the Company and must arrive at the Company in a timely manner, between 120 and 150 days prior to the anniversary of this year’s Proxy Statement, or not earlier than November 16, 2023, and not later than 5:00 p.m. Pacific Time on December 16, 2023.

Advance Notice

In addition, if a stockholder wishes to nominate someone for election as director of the Company or propose business at an annual meeting of stockholders that is not to be included in our proxy statement, the stockholder must comply with the advance notice and other requirements set forth in the Company’s current Bylaws for the nomination or business proposal to be eligible to be presented at an annual meeting. These requirements currently include, in part, the requirement that any such nomination or proposal must, with certain exceptions if the date of the 2024 annual meeting of stockholders is advanced or delayed more than 30 days from the first anniversary of the date of this year’s annual meeting, be delivered to the Secretary of the Company at least 120 days and not more than 150 days prior to the first anniversary of the date of this year’s Proxy Statement, or not earlier than November 16, 2023, and not later than 5:00 p.m. Pacific Time on December 16, 2023.

In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees for our annual meeting to be held in 2024 must also comply with the additional requirements of Rule 14a-19(b) under the Exchange Act no later than March 18, 2024, including providing a statement at that such stockholder intends to solicit the holders of shares representing at least 67% of the voting power of the Company’s shares entitled to vote on the election of directors in support of director nominees other than the Company’s nominees.

2023 Proxy Statement	118

OTHER INFORMATION (continued)
Communicating With the Board

The Board has designated Steven R. Hash, the Lead Director of the Board, as the contact person for communications between the Company’s stockholders and other interested parties, on the one hand, and the Board or the independent directors as a group, on the other hand. Stockholders and other parties interested in communicating with the Board or with the independent directors of the Company may do so by writing to Steven R. Hash, Alexandria Real Estate Equities, Inc., 26 North Euclid Avenue, Pasadena, California 91101.

Other Information

Proxy authorizations submitted via telephone or the Internet must be received by 11:59 p.m. Eastern Time on May 15, 2023. To authorize a proxy via telephone or the Internet, please read the instructions on the enclosed proxy card. Costs associated with electronic access, such as from access providers or telephone companies, will be borne by the stockholder. Submission of a proxy, or a failure to submit a proxy by the above deadline, will not prevent you from voting in person at the 2023 Annual Meeting so long as you are a record holder of shares of Common Stock or bring a “legal proxy” with you for shares owned beneficially by you in street name through a broker or other nominee. Obtaining a legal proxy may take several days.

Other Matters

The Board does not know of any other matter that will be brought before the annual meeting. However, if any other matter properly comes before the annual meeting, or any postponement or adjournment thereof, which may properly be acted upon, the proxies solicited hereby will be voted on such matter in accordance with the discretion of the proxy holders named in the proxy cards.

By Order of the Board

Jackie B. Clem General Counsel and Secretary

Pasadena, California
April 14, 2023

2023 Proxy Statement	119

751 Gateway Boulevard, South San Francisco, San Francisco
120

ANNUAL MEETING OF STOCKHOLDERS OF

ALEXANDRIA REAL ESTATE EQUITIES, INC.

May 16, 2023

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/telephone until 11:59 PM ET the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

00033333333040300000 7 051623

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" EACH NOMINEE FOR DIRECTOR, "FOR" PROPOSALS 2 AND 4, AND FOR "ONE YEAR" ON PROPOSAL 3. IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN ACCORDANCE WITH THE INSTRUCTIONS MADE BY THE UNDERSIGNED AND, IF NOINSTRUCTION IS MADE BY THE UNDERSIGNED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" ALL NOMINEES FOR DIRECTOR, "FOR" PROPOSALS 2 AND 4, AND FOR "ONE YEAR" ON PROPOSAL 3. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTER THAT PROPERLY COMES BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENT(S) OR ADJOURNMENT(S) THEREOF.

CHECK HERE IF YOU PLAN TO ATTEND THE MEETING IN PERSON ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

1. Election of Directors:	FOR	AGAINST	ABSTAIN
Joel S. Marcus	☐	☐	☐
Steven R. Hash	☐	☐	☐
James P. Cain	☐	☐	☐
Cynthia L. Feldmann	☐	☐	☐
Maria C. Freire	☐	☐	☐
Richard H. Klein	☐	☐	☐
Michael A. Woronoff	☐	☐	☐
2. To cast a non-binding, advisory vote on a resolution to approve the compensation of the Company's named executive officers, as more particularly described in the accompanying Proxy Statement.	☐	☐	☐

	ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN
3. To cast a non-binding, advisory vote on the frequency of future non-binding advisory stockholder votes on the compensation of the Company's named executive officers, as more particularly described in the accompanying Proxy Statement.	☐	☐	☐	☐

	FOR	AGAINST	ABSTAIN
4. To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accountants for the fiscal year ending December 31, 2023, as more particularly described in the accompanying Proxy Statement.	☐	☐	☐

5. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement(s) or adjournment(s) thereof in the discretion of the proxy holder.

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on the records of the Company and date. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation or other entity, please sign the full name of the entity by a duly authorized officer, giving full title as such under the signatures(s). If signer is a partnership, please sign in partnership name by an authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

ALEXANDRIA REAL ESTATE EQUITIES, INC.

May 16, 2023

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

00033333333040300000 7 051623

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" EACH NOMINEE FOR DIRECTOR, "FOR" PROPOSALS 2 AND 4, AND FOR "ONE YEAR" ON PROPOSAL 3. IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN ACCORDANCE WITH THE INSTRUCTIONS MADE BY THE UNDERSIGNED AND, IF NOINSTRUCTION IS MADE BY THE UNDERSIGNED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" ALL NOMINEES FOR DIRECTOR, "FOR" PROPOSALS 2 AND 4, AND FOR "ONE YEAR" ON PROPOSAL 3. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTER THAT PROPERLY COMES BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENT(S) OR ADJOURNMENT(S) THEREOF.

CHECK HERE IF YOU PLAN TO ATTEND THE MEETING IN PERSON ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

1. Election of Directors:	FOR	AGAINST	ABSTAIN
Joel S. Marcus	☐	☐	☐
Steven R. Hash	☐	☐	☐
James P. Cain	☐	☐	☐
Cynthia L. Feldmann	☐	☐	☐
Maria C. Freire	☐	☐	☐
Richard H. Klein	☐	☐	☐
Michael A. Woronoff	☐	☐	☐
2. To cast a non-binding, advisory vote on a resolution to approve the compensation of the Company's named executive officers, as more particularly described in the accompanying Proxy Statement.	☐	☐	☐

	ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN
3. To cast a non-binding, advisory vote on the frequency of future non-binding advisory stockholder votes on the compensation of the Company's named executive officers, as more particularly described in the accompanying Proxy Statement.	☐	☐	☐	☐

	FOR	AGAINST	ABSTAIN
4. To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accountants for the fiscal year ending December 31, 2023, as more particularly described in the accompanying Proxy Statement.	☐	☐	☐

5. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement(s) or adjournment(s) thereof in the discretion of the proxy holder.

Signature of Stockholder ____________ Date: ______ Signature of Stockholder ____________ Date: ______

Note: Please sign exactly as your name or names appear on the records of the Company and date. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation or other entity, please sign the full name of the entity by a duly authorized officer, giving full title as such under the signatures(s). If signer is a partnership, please sign in partnership name by an authorized person.

0

ALEXANDRIA REAL ESTATE EQUITIES, INC.

Proxy for Annual Meeting of Stockholders

This Proxy is Solicited on Behalf of the Board of Directors

The stockholder of Alexandria Real Estate Equities, Inc., a Maryland corporation (the "Company"), executing the reverse side of this proxy (the "Stockholder") hereby appoints Joel S. Marcus and Steven R. Hash, and each of them, as proxies for the Stockholder, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Company to be held on Tuesday, May 16, 2023, at 11:00 a.m. Pacific Time, at 26 North Euclid Avenue, Pasadena, CA 91101, and any postponement(s) or adjournment(s) thereof, to cast on behalf of the Stockholder all votes that the Stockholder is entitled to cast at such meeting and otherwise to represent the Stockholder at the meeting, with the same effect as if the Stockholder were present in person. The Stockholder hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement, which are incorporated herein by reference, and revokes any proxy previously given with respect to such meeting.

(Continued and to be signed on reverse side)

1.1 14475